                                                                  EXHIBIT 10.11

                                  SAUNDERS 111


                           STANDARD FORM OF AGREEMENT
                          BETWEEN OWNER AND CONTRACTOR

                       Where the basis of payment is the
                          COST OF THE WORK PLUS A FEE
                   with or without a Guaranteed Maximum Price
                                  1995 Edition

This Document has important legal consequences; consultation with an attorney is encouraged with respect to its completion or modification.

 The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.


AGREEMENT

Made as of the 1st day of May in the year of Nineteen Hundred and Ninety Seven.

BETWEEN the Owner:      CONCEPTS DIRECT, INC.
(Name and Address)      1351 South Sunset Street
                        Longmont, CO 80501-6549

and the Contractor:     SAUNDERS CONSTRUCTION, INC.
(Name & Address)        6950 South Jordan Road
                        PO Box 3908
                        Englewood, CO 80155

the Project is:         CONCEPTS DIRECT
(Name & Address)        2950 Colorful Avenue
                        Longmont, CO 80504

                part of
                     in

The Architect is:       INTERGROUP, INC.
                        2696 South Colorado Boulevard
                        Denver, CO 80222

The Owner and Contractor agree as set forth below.
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                                   ARTICLE 1
                             THE CONTRACT DOCUMENTS

1.1 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions). Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement, these form the Contract and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 16. If anything in the other Contract Documents is inconsistent with the Agreement, this Agreement shall govern.

                                   ARTICLE 2
                           THE WORK OF THIS CONTRACT

2.1 The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

All Work for the Project will be in accordance with the Contract Documents with the Budget/Qualifications noted in Attachment B.

This contract is expressly contingent on the Owner providing to Saunders Construction, Inc. not later than May 15, 1997, a written BANK COMMITMENT of construction funding in terms acceptable to Saunders Construction, Inc. this evidence will reference to the source of funds. The Owner agrees to supply evidence of CONCEPTS DIRECT CORPORATE RESOLUTION FOR EXECUTION OF this agreement. THE CONTRACTOR WILL PERMIT OWNER TO ASSIGN THIS AGREEMENT TO A LENDER AS ADDITIONAL COLLATERAL FOR THE CONSTRUCTION LOAN AND CONTRACTOR WILL PERMIT THIS AGREEMENT TO BE REASONABLY AMENDED TO SATISFY CONSTRUCTION LENDERS REQUIREMENTS.

                                   ARTICLE 3
                          RELATIONSHIP OF THE PARTIES

3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and utilize the Contractor's best skill, efforts and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to make bets efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner agrees to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and making payments to the Contractor in accordance with requirements of the Contract Documents.

                                   ARTICLE 4
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4.1 The date of commencement is the date from which the Contract Time of Subparagraph 4.2 is measured; it shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

DATE OF COMMENCEMENT IS: FEBRUARY 27, 1997.

Execution of this agreement constitutes the Notice to Proceed from the Owner subject to any restrictions noted above.

4.2 The Contractor shall achieve Substantial Completion of the entire Work not later than SEPTEMBER 9, 1997. * IF CONTRACTOR ACHIEVES EARLIER SUBSTANTIAL COMPLETION DATE THEN THE BONUS
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PROVISION OF SUPPLEMENTAL CONDITIONS (9.12.1) WILL PREVAIL, subject to adjustments of this Contract Time as provided in the Contract Documents. The Owner agrees to be responsible for applying for utility installations and for clarifying and modifying the Construction Documents as required by all approving authorities. The Contractor agrees to apply for all building permits, BONDS and to aid the Owner in coordinating with the building department and other governmental approving authorities for the release of all construction permits. The Contractor also agrees to aid the Owner in coordinating with the public utility companies for the timely installation of all utility installations. The Contractor will not be responsible for any delays caused by the Owner or his agents nor by the approving authorities or public utility companies. The completion date of the Work is subject to release of all permits and the installation of all public utilities so as not to delay the progress of construction.

CONTRACTOR AGREES THAT THE OWNER SHALL HAVE THE RIGHT TO DELIVER FURNITURE AND EQUIPMENT INTO THE BUILDING PRIOR TO SUBSTANTIAL COMPLETION, IF THIS FURNITURE AND EQUIPMENT DOES NOT SERIOUSLY INTERFERE WITH THE CONTRACTORS OPERATIONS. QUESTIONS OF WHAT CONSTITUTES INTERFERENCE SHALL BE DEFINED BY THE ARCHITECT WHOSE DECISION SHALL BE FINAL. THE OWNER'S RIGHT TO OCCUPY PORTIONS OF THE PROJECT PRIOR TO SUBSTANTIAL COMPLETION SHALL BE GOVERNED BY THE SUPPLEMENTAL CONDITIONS.

                                   ARTICLE 5

                                  CONTRACT SUM

5.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 7 and the Contractor's Fee determined as follows:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and explain how the Contractor's Fee is to be adjusted for changes in the Work.)

The Contractor will be reimbursed for all Costs of the Work and a lump sum fee of $244,285.00. The Contractor will be entitled to a mark-up for overhead and fee of 10% on all changes.

5.2     GUARANTEED MAXIMUM PRICE (IF APPLICABLE)

5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed Six Million, Three Hundred Fifty One Thousand, Four Hundred Sixteen Dollars ($6,351,416.00), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
(Insert specific provisions if the Contractor is to participate in any savings.)

Saunders Construction, Inc. guarantees that the total cost of the Project, including the Contractor's fee, will not exceed the Guaranteed Maximum Price based on the Work as defined in this agreement; the cost for specific installations or line items is not guaranteed.

5.2.2 The Guaranteed Maximum Price is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates, but only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date under which that amount is valid.)

ANY SAVINGS IN THE COST OF THE WORK SHALL BE CREDITED ONE HUNDRED PERCENT (100%) THEREOF TO OWNER.

5.2.3   The amounts agreed to for unit prices, if any, are as follows:
(State unit prices only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1.)

                                   ARTICLE 6

                              CHANGES IN THE WORK

6.1     CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

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6.1.1   Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of the General Conditions.

6.1.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of the General conditions and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of the General Conditions shall have the meanings assigned to them in the General Conditions and shall not be modified by Articles 5.7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

6.1.3 In calculating adjustments to this Contract, the terms "cost" and "costs" as used in the above referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Paragraph 5.1 of this Agreement.

6.3     ALL CONTRACTS

6.3.1 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work.

                                   ARTICLE 7
                                   ---------
                             COSTS TO BE REIMBURSED

7.1 The terms Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior WRITTEN consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

7.1.1   LABOR COSTS

7.1.1.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's agreement, at off-site workshops.

7.1.1.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at OR IN TRANSIT TO the site with the Owner's ADVANCE WRITTEN agreement.
(If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time).

7.1.1.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the projection or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

7.1.1.4 Costs paid or incurred by the Contractor for taxes, insurance, assessments and benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Clauses 7.1.1.1 through 7.1.1.3.

7.1.2   SUBCONTRACT COSTS

Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts, BUT SUBJECT TO THE TERMS AND LIMITS IN THE SUPPLEMENTAL CONDITIONS.

7.1.3   COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
CONSTRUCTION

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7.1.3.1  Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

7.1.3.2 Costs of materials described in the preceding Clause 7.1.3.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the owner at the completion of the Work or, at the Owner's option, shall be sold by the Contractor; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

7.1.4 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

7.1.4.1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by Contractor at the site and fully consumed in the performance of the Work, and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall meet fair market value.

7.1.4.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval. RENTAL CHARGES SHALL IN NO EVENT BE HIGHER THAN PREVAILING RATES IN THE AREA.

7.1.4.3  Costs or removal of debris from the site.

7.1.4.4 Costs of telegrams and long distance telephone calls, postage and parcel delivery charges, telephone services at the site and reasonable petty cash expenses of the site office.

7.1.4.5 That portion of the reasonable travel expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work, SUBJECT TO ESTIMATED COST COVERED IN THE G.M.P.

7.1.5  MISCELLANEOUS COSTS

7.1.5.1 That portion directly attributable to this Contract of premiums for insurance and bonds.

7.1.5.2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Contractor is liable.

7.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

7.1.5.4 Fees of testing laboratories for test required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of the General Conditions or other provisions of the Contract Documents and which do not fall within the scope of Subparagraphs 7.2.2 through 7.2.4 below.

7.1.5.6 Deposits lost for causes other than the Contractor's fault or negligence.

7.1.6  OTHER COSTS

7.1.6.1 Other costs incurred in the performance of the Work is and to the extent approved in advance in writing by the Owner.

7.2  EMERGENCIES; REPAIRS TO DAMAGED, DEFECTIVE OR NONCONFORMING WORK

The Cost of the work shall also include costs described in Paragraph 7.1 which are incurred by the Contractor.

7.2.1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of the General Conditions.

7.2.2 In repairing or correcting Work damaged or improperly executed by construction workers in the employ of the Contractor, provided such damage or improper execution did not result from the fault or negligence of the Contractor or the Contractor's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Contractor.**


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7.2.3.   In repairing damaged work other than that described in Subparagraph
7.2.2. provided such damage did not result from the fault or negligence of the Contractor or the Contractor's personnel, and only to the extent that the cost of such repairs is not recoverable by the Contractor from others and the Contractor is not compensated therefor by insurance or otherwise.**

7.2.4. In correcting defective or nonconforming Work performed or supplied by a Subcontractor or material supplier and not corrected by them, provided such defective or nonconforming Work did not result from the fault or neglect of the Contractor or the Contractor's personnel adequately to supervise and direct the Work of the Subcontractor or material supplier, and only to the extent that the cost of correcting the defective or nonconforming Work is not recoverable by the Contractor from the Subcontractor or material supplier.**

*CONTRACTOR IS BEING HIRED BY OWNER TO PERFORM FIRST CLASS WORK IN EVERY RESPECT, AND IT MUST EXERCISE ITS BEST PROFESSIONAL JUDGMENT, SKILL AND CARE DURING ALL ASPECTS OF THE CONSTRUCTION. IN A PROJECT OF THIS MAGNITUDE THERE WILL BE SOME INSTANCES WHERE CORRECTIVE WORK IS REQUIRED, BUT CONTRACTOR WILL NOT BE REIMBURSED FOR ANY COSTS, LOSSES OR DAMAGES WHICH, UNDER PREVAILING INDUSTRY STANDARDS, FOR FIRST CLASS COMMERCIAL CONTRACTORS, IS THE RESULT OF A CLEAR LACK OF CARE OR SKILL ON THE PART OF THE CONTRACTOR.

                                   ARTICLE 8

                           COSTS NOT TO BE REIMBURSED

8.1     The Cost of the Work shall not include:

8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Clauses 7.1.1.2 and 7.1.1.3.

8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

8.1.3   Overhead and general expenses, except as may be expressly included in
Article 7.

8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the work.

8.1.5 Rental costs of machinery and equipment, except as specifically provided in Clause 7.1.4.2.

8.1.6   Except as provided in Subparagraphs 7.2.2 through 7.2.4 and Paragraph
13.6 of this Agreement, costs due to the fault or negligence of the Contractor, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damages, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

8.1.7   Any cost not specifically and expressly described in Article 7.

8.1.8 Costs which would cause the Guaranteed Maximum Price, if any, to be exceeded.

                                   ARTICLE 9

                        DISCOUNTS, REBATES AND REFUNDS


9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner, if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

9.2 Amounts which accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

                                   ARTICLE 10

                       SUBCONTRACTS AND OTHER AGREEMENTS


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10.1    Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner will then determine, with the advice of the Contractor and subject to the reasonable objection of the Architect, which bids will be accepted. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids; however, if a Guaranteed Maximum Price has been established, the Owner may not prohibit the Contractor from obtaining bids from others. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Contractor to the Architect
(1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservation or exceptions, but the Owner requires that another bid be accepted; then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

10.3 Subcontracts or other agreements shall conform to the payment provisions of Paragraphs 12.7 and 12.8, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

                                   ARTICLE 11

                               ACCOUNTING RECORDS

11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and Owner's accountants shall be afforded access to the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

                                   ARTICLE 12

                               PROGRESS PAYMENTS

12.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

12.2 The period covered by each Application for Payment shall be one calendar month ending the last day of the month, or as follows:

12.3 Provided an Application for Payment is received by the Architect not later than the FIRST day of a month, the Owner shall make payment to the Contractor not later than the FIFTEENTH day of the SAME month. If an Application for Payment is received after the application date fixed above, payment shall be made by the Owner not later than FIFTEEN days after the Architect receives the Application for Payment.


12.4 The Contractor will submit two copies of the Application of Payment using Saunders Application INCLUDING SCHEDULE OF VALUES G702 for Payment Form to the Architect not later than the first day of each month. Interim applications will be made on a percentage completion basis of items listed in the Schedule of Values submitted and agreed upon by all parties. The Contractor will submit with each application except the first interim lien waivers from all subcontractors and major material suppliers paid under the previous application. Saunders Construction, Inc. will execute an interim lien waiver upon receipt of each payment. Interim lien waivers do not cover unpaid retainage or work in progress which has not been included in the payment application.

The final Application for Payment will include ALL SUCH AFFIDAVITS, CERTIFICATES, CONSENTS AND STATEMENTS REQUIRED BY 9.10.2 OF SUPPLEMENTAL CONDITIONS INCLUDING INSURANCE AND SUCH AFFIDAVITS OR CERTIFICATES AS OWNERS LENDER MAY REASONABLY REQUIRE AND AN AFFIDAVIT TO ALLOW OWNERS TITLE COMPANY TO REMOVE MECHANICS LIEN EXCEPTIONS OR HAVE SAID EXCEPTIONS BONDED OVER AND a substantiation of costs, consisting of computer printouts. Records of all Project costs will be kept at the main office of Saunders Construction, Inc. for review by the Owner as required; all records will be maintained for at least two years after the date of Substantial Completion of the Project. Final lien waivers from Saunders Construction, Inc., subcontractors, and major material suppliers will be exchanged for the final payment.

12.5    CONTRACTS WITH A GUARANTEED MAXIMUM PRICE


12.5.1 Each Application for Payment shall be based upon the most recent Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The Schedule of Values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

12.5.2 Applications for Payment shall show the percentage completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed or (2) the percentage obtained by dividing (a) the expense which has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the Schedule of Values.

12.5.3 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.5.3.1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the Schedule of Values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions, even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

12.5.3.2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

12.5.3.3 Add the Contractor's Fee. The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, shall be an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion.

12.5.3.3.1  Subtract the retainage as defined in Paragraph 12.5.4.

12.5.3.4 Subtract the aggregate of previous payments made by the Owner.

12.4.3.5 Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

12.5.3.6 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

12.5.4  Retainage, if any, shall be as follows:
(If it is intended to retain additional amounts from progress payments to the Contractor beyond (1) the retainage from the Contractor's fee provided in Clause 12.5.3.3, (2) the retainage from Subcontractors provided in Paragraph
12.7 below, and (3) the retainage, if any, provided by other provisions of the Contract, insert provision for such additional retainage here. Such provision, if made, should also describe any arrangement for limiting or reducing the amount retainage after the Work reaches a certain state of completion.)

A retainage of ten percent (10%) will be withheld from all payments until the Project is fifty percent (50%) complete AS CERTIFIED BY THE ARCHITECT. Should progress of the Work be acceptable to the Owner at this point, additional retainage will be withheld AT THE RATE OF 4% UNTIL FINAL COMPLETION OF THE WORK, SUCH AT THE TIME OF FINAL PAYMENT THE MAXIMUM AMOUNT OF RETAINAGE WILL NOT EXCEED SEVEN PERCENT (7%) OF THE SUM OF THE GUARANTEED MAXIMUM COST AND CONTRACTOR'S FEE.

12.8 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

12.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Paragraph 12.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

                                   ARTICLE 13
                                 FINAL PAYMENT

13.1 Final payment shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct defective or nonconforming Work, as provided in Subparagraph 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which necessarily survive final payment; (2) a final Application for Payment and a final accounting for the Cost of the Work have been submitted by the Contractor and reviewed by the Owner's accountants; and
(3) a final Certificate for Payment has then been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

AND ALL CONDITIONS OF ARTICLE 12.4 AND 9.10.2 OF SUPPLEMENTAL CONDITIONS HAVE BEEN MET.

13.2    The amount of the final payment shall be calculated as follows:

13.2.1 Take the sum of the Cost of the Work substantiated by the Contractor's final accounting and the Contractor's Fee; but not more than the Guaranteed Maximum Price, if any.

13.2.2 Subtract amounts, if any, for which the Architect withholds, in whole or in part, a final Certificate for Payment as provided in Subparagraph 9.5.1 of the General Conditions or other provisions of the Contract Documents.

13.2.3  Subtract the aggregate of previous payments made by the Owner.

If the aggregate of previous payments made by the Owner exceeds the amount due the Contractor, the Contractor shall reimburse the difference to the Owner.

13.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Paragraph 13.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the General Conditions. The time periods stated in this Paragraph 13.3 supersede those stated in Subparagraph 9.4.1 of the General Conditions.

13.4 If the Owner's accountants report the Cost of Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

13.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price, if any. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

13.6 THE CONTRACTOR SHALL NOT RECEIVE FINAL PAYMENT OF ANY AMOUNTS PAYABLE BY THE CONTRACTOR TO SUBCONTRACTORS, LENDERS OR MATERIAL SUPPLIERS UNTIL SUCH TIME AS: (i) ALL WORK IS PROPERLY COMPLETED, PUNCHLIST ITEMS ARE PROPERLY CORRECTED AND COMPLETED, ALL WAIVERS OR RELEASE OF LIENS HAVE BEEN SUBMITTED, ALL OPERATING MANUALS AND DRAWINGS RECEIVED, ALL DISPUTE, CLAIMS OR CREDITS RESOLVED OR BONDED OVER; (ii) ALL CHANGE ORDERS EXECUTED; AND (iii) ALL OTHER CONDITIONS TO FINAL PAYMENT SATISFIED.

                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

14.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(insert rate of interest agreed upon, if any.)

Interest will be paid at the prime interest plus ONE percent (1%) as established by the Union Bank and Trust, 100 Broadway, Denver, Colorado.

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

14.3    Other provisions:

14.3.1 Should the Owner elect to terminate the Contract without cause, the Contractor shall be reimbursed for all costs due under Article 5 as of the date of termination, any unavoidable costs of termination, and a PERCENTAGE amount of the Contractor's Fee PROPORTIONAL TO THE VALUE OF THE WORK IN PLACE. In no case shall the Contractor's fee be less than 20% of the estimated fee as of the date of execution of this agreement and as modified by changes to the Agreement. The Owner will not be entitled to use the Contractor's equipment without the written agreement of the Contractor.

14.3.2 All reasonable attorney fees and/or legal expenses incurred by either party to enforce the terms or provisions of this agreement shall be paid by the party not prevailing in any such act.

14.3.3 The Contractor agrees to record all as-built information on a set of construction documents at the jobsite. At the completion of the Project, the Contractor will turn over to the Architect all notes of locations or details which differ from the original Construction Documents or from written modifications. The Contractor will not be responsible for transferring to the as-built documents any addenda, clarifications, or changes documented by the consultants.

14.3.4 The Owner agrees to indemnify and hold harmless Saunders Construction, Inc., its employees and its subcontractors, for any and all claims, fines, penalties, and legal costs including attorneys fees arising out of the performance of the Work which may involve asbestos or other contaminants which may exist on the Owner's property and is not a part of this agreement.

14.3.5 The Contractor reserves the right to reject changes in the Work which would require the Contractor to include responsibilities not customarily performed or managed by the Contractor or to reject the assignment by the Owner of any subcontractor to this agreement based on the Contractor's reasonable assessment of the Subcontractor's qualifications.

14.3.6 The Contractor agrees to provide submittals consisting of samples, colors, product specifications and details; the Contractor is not responsible to provide architectural or engineering design details not indicated in the Contract Documents except to demonstrate compliance with current design or to support the design professionals in resolving details.

14.3.7 NO MEMBER OF THE OWNER OR ANY EMPLOYEES, OFFICERS, DIRECTORS, STOCKHOLDERS OR AFFILIATES THEREOF SHALL BE PERSONALLY LIABLE FOR THE
OBSERVANCE OR PERFORMANCE OF ANY OF THE OWNER'S OBLIGATIONS HEREUNDER, ALL SUCH LIABILITY BEING STRICTLY LIMITED TO CONCEPTS DIRECT, INC. AS A CORPORATE ENTITY.

14.3.8 THE CONTRACTORS PROJECT MANAGER AND PROJECT ADMINISTRATOR'S TIME WILL BE CHARGED TO THE COST OF THE WORK WHEN IN TRANSIT TO AND WHEN SPENDING TIME AT THE JOBSITE.

                                   ARTICLE 15
                           TERMINATION OR SUSPENSION

15.1 The Contract may be terminated by the Contractor as provided in Article 14 of the General Conditions; however, the amount to be paid to the Contractor under Subparagraph 14.1.2 of the General Conditions shall not exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

15.2 If a Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of the General Conditions shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below.

15.3 If no Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the Owner shall then pay the Contractor an amount calculated as follows:

15.3.1 Take the Cost of the Work incurred by the Contractor to the date of termination.

15.3.2 Add the Contractor's Fee computed upon the Cost of Work to the date of termination at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, an amount which bears the same ration to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion.

15.3.3  Subtract the aggregate of previous payments made by the Owner.

The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Subparagraph 15.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 15, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

15.4 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the Guaranteed Maximum Price, if any, shall be increased as provided in Subparagraph 14.3.2 of the General Conditions except that the term "cost of performance of the Contract" in that Subparagraph shall be understood to mean the Cost of the Work and the term "profit" shall be understood to mean the Contractor's Fee as described in Paragraphs 5.1 and 6.3 of this Agreement.

                                   ARTICLE 16
                       ENUMERATION OF CONTRACT DOCUMENTS

16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

16.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, SCI 111, 1995 Edition.

16.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

16.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated ___________________, and are as follows:

    Document                    Title                              Pages

                REFER TO ATTACHMENT "A"


16.1.4 The Specifications are those contained in the Project Manual dated as in Paragraph 16.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

    Section                    Title                              Pages

                REFER TO ATTACHMENT "A"


16.1.5 The Drawings are as follows, and are dated ___________ unless a different date is shown below:

(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

    Number                      Title                              Date

                REFER TO ATTACHMENT "A"

16.1.6  The Addenda, if any, are as follows:

    Number                      Date                              Pages

                REFER TO ATTACHMENT "A"

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 16

16.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractors bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

ATTACHMENT "A" - List of Contract documents

Attachment "B" - Budget/Qualifications, dated 5/1/97.

SUPPLEMENTAL CONDITIONS

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER                                   CONTRACTOR
                                        SAUNDERS CONSTRUCTION, INC.

/S/ PHILLIP A. WILAND                   /S/ DARRELL EASTWOOD
---------------------------------       -------------------------------------
(Signature)                             (Signature)



Phillip A. Wiland, Chairman & CEO        Darrell Eastwood, Project Executive
---------------------------------        -------------------------------------
(Printed Name & Title)                   (Printed Name & Title)



                            PM /s/PM  PCS/s/PCS
                               ------    ------

    T H E   A M E R I C A N   I N S T I T U T E   O F   A R C H I T E C T S


                                     [LOGO]

--------------------------------------------------------------------------------

                               AIA Document A201

                       GENERAL CONDITIONS OF THE CONTRACT
                                FOR CONSTRUCTION

          THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS MODIFICATION

--------------------------------------------------------------------------------

                                  1987 EDITION
                               TABLE OF ARTICLES


 1.     GENERAL PROVISIONS

 2.     OWNER

 3.     CONTRACTOR

 4.     ADMINISTRATION OF THE CONTRACT

 5.     SUBCONTRACTORS

 6.     CONSTRUCTION BY OWNER OR BY
        SEPARATE CONTRACTORS

 7.     CHANGES IN THE WORK

 8.     TIME

 9.     PAYMENTS AND COMPLETION

10.     PROTECTION OF PERSONS AND PROPERTY

11.     INSURANCE AND BONDS

12.     UNCOVERING AND CORRECTION OF WORK

13.     MISCELLANEOUS PROVISIONS

14.     TERMINATION OR SUSPENSION OF THE CONTRACT


              This document has been approved and endorsed by the
                   Associated General Contractors of America.

Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, (c) 1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecutions.


--------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION AIA - (c) 1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006


A201-1987  1

                                     INDEX
                                     -----

Acceptance of Nonconforming Work..............................  9.6.6, 9.9.3, 12.3
Acceptance of Work ...........................................  9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3
Access to Work  ..............................................  3.16, 6.2.1, 12.1
Accident Prevention ..........................................  4.2.3, 10
Acts and Omissions ...........................................  3.2.1, 3.2.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.2, 4.3.9, 8.3.1,
                                                               10.1.4, 10.2.5, 13.4.2, 13.7, 14.1
Addenda ......................................................  1.1.1.3.11
Additional Cost, Claims for ..................................  4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3.

Additional Inspections and Testing ...........................  4.2.6, 9.8.2, 12.2.1, 13.5
Additional Time, Claims for ..................................  4.3.6, 4.3.8, 4.3.9, 8.3.2
ADMINISTRATION OF THE CONTRACT ...............................  3.3.3.4, 9.4, 9.5
Advertisement or Invitation to Bid ...........................  1.1.1
Aesthetic Effect .............................................  4.2.13, 4.5.1
Allowances ...................................................  3.8
All-risk Insurance ........................................... 11.3.1.1
Applications for Payment .....................................  4.2.5, 7.3.7, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.8.3, 9.10.1, 9.10.3,
                                                                9.10.4, 11.1.3, 14.2.4
Approvals ....................................................  2.4, 3.3.3, 3.5.3, 10.2, 3.12.4 through 3.12.8, 3.18.3, 4.2.7,
                                                                9.3.2, 11.3.1.4, 13.4.2, 13.5
Arbitration ..................................................  4.1.4, 4.3.2, 4.3.4, 4.4.4, 4.5, 8.3.1, 10.1.2, 11.3.9, 11.3.10
Architect ....................................................  4.1
Architect, Definition of .....................................  4.1.1
Architect, Extent of Authority ...............................  2.4.3.12.6, 4.2, 4.3.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.2.1, 7.3.6,
                                                                7.4, 9.2, 9.3.1, 9.4, 9.5, 9.6.3, 9.8.2, 9.8.3, 9.10.1, 9.10.3,
                                                               12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility........  3.3.3, 3.12.8, 3.12.11, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7,
                                                                4.2.10, 4.2.12, 4.2.13, 4.3.2, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses .................  2.4, 9.8.2, 11.3.1.1, 12.2.1, 12.2.4, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract ...................  4.2, 4.3.6, 4.3.7, 4.4, 9.4, 9.5
Architect's Approvals ........................................  2.4, 3.5.1, 3.10.2, 3.12.6, 3.12.8, 3.18.3, 4.2.7
Architect's Authority to Reject Work .........................  3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright ........................................  1.3
Architect's Decisions ........................................  4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.2., 4.3.6, 4.4.41, 4.4.4,
                                                                3.4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.2,
                                                                9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4
Architect's Inspections ......................................  4.2.2, 4.2.9, 4.3.6, 9.4.2, 9.8.2
Architect's Instructions .....................................  4.2.6, 4.2.7, 4.2.8, 4.3.7, 7.4.1, 12.1, 13.5.2
Architect's Interpretations ..................................  4.2.11, 4.2.12, 4.3.7
Architect's On-Site Observations .............................  4.2.2, 4.2.5,. 4.3.6, 9.4.2, 9.5.1, 9.10.1, 13.5
Architect's Project Representative ...........................  4.2.10
Architect's Relationship with Contractor......................  1.1.2, 3.2.1, 3.2.2, 3.3.3, 3.5.1, 3.7.3, 3.11, 3.12.8,
                                                                3.12.11, 3.16, 3.18, 4.2.3, 4.2.4, 4.2.6, 4.2.12, 5.2, 6.2.2,
                                                                7.3.4, 9.8.2, 11.3.7.
Architect's Relationship with Subcontractors .................  1.1.2, 3.2.1, 3.2.2, 3.3.3, 3.5.1, 3.7.3, 3.11, 3.12.8, 3.12.11,
                                                                3.16, 3.18, 4.2.3, 4.2.4, 4.2.6, 5.2.12, 5.2, 6.2.2, 7.3.4, 9.8.2,
                                                               11.3.7, 12.1, 13.5
Architect's Representations ..................................  9.4.2, 9.5.1, 9.10.1
Architect's Site Visits ......................................  4.2.2, 4.2.5, 4.2.9, 4.3.6, 9.4.2, 9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Asbestos ..................................................... 10.1
Attorneys' Fees ..............................................  3.18.1, 9.10.2, 10.1.4
Award of Separate Contracts ..................................  6.1.1
Award of Subcontracts and Other Contracts
  for Portions of the Work ...................................  5.2
Basic Definitions ............................................  1.1
Bidding Requirements .........................................  1.1.1, 1.1.7, 5.2.1, 11.4.1
Boiler and Machinery Insurance ................................ 11.3.2
Bonds, Lien ..................................................  9.10.2
Bonds, Performance and Payment ...............................  7.3.6.4, 9.10.3, 11.3.9, 11.4
Building Permit ..............................................  3.7.1
Capitalization ...............................................  1.4
Certificate of Substantial Completion ........................  9.8.2
Certificates for Payment .....................................  4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1. 9.8.3., 9.10.1,
                                                                9.10.3, 13.7, 14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval ..............  3.12.11, 13.5.4
Certificates of Insurance ....................................  9.3.2, 9.10.2, 11.1.3
Change Orders ................................................  1.1.1, 2.4.1, 3.8.2.4.3.11, 4.2.8, 4.3.3, 5.2.3, 7.1, 7.2, 7.3.2,
                                                                8.3.1, 9.3.1.1, 9.10.3, 11.3.1.2, 11.3.4, 11.3.9, 12.1.2
Change Orders, Definition of .................................  7.2.1
Changes ......................................................  7.1
CHANGES IN THE WORK ..........................................  3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 10.1.3
Claim, Definition of .........................................  4.3.1
Claims and Disputes ..........................................  4.3, 4.4, 4.5, 6.2.5, 8.3.2, 9.3.1.2, 9.3.3, 9.10.4, 10.1.4
Claims and Timely Assertion of Claims ........................  4.5.6
Claims for Additional Cost ...................................  4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3
Claims for Additional Time ...................................  4.3.6, 4.3.8, 4.3.9, 8.3.2
Claims for Concealed or Unknown Conditions ...................  4.3.6
Claims for Damages ...........................................  3.18, 4.3.9, 6.1.1, 6.2.5, 8.3.2, 9.5.1.2, 10.1.4
Claims Subject to Arbitration ................................  4.3.2, 4.4.4, 4.5.1
Cleaning Up ..................................................  3.15, 6.3
Commencement of Statutory Limitation Period ..................  13.7
Commencement of the Work, Conditions Relating to .............  2.1.2, 2.2.1, 3.2.1, 3.2.2, 3.7.1, 3.10.1, 3.12.6, 4.3.7, 5.2.1,
                                                                6.2.2, 8.1.2, 8.2.2, 9.2, 11.1.3, 11.3.6, 11.4.1
Commencement of the Work, Definition of ......................  8.1.2
Communications Facilitating Contract Administration ..........  3.9.1, 4.2.4, 5.2.1
Completion, Conditions Relating to ...........................  3.11, 3.15, 4.2.2, 4.2.9, 4.3.2, 9.4.2, 9.8, 9.9.1, 9.10, 11.3.5,
                                                               12.2.2, 13.7.1
COMPLETION, PAYMENTS AND .....................................  9
Completion, Substantial ......................................  4.2.9, 4.3.5.2, 8.1.3, 8.2.3, 9.8, 9.9.1, 12.2.2, 13.7
Compliance with Laws .........................................  1.3, 3.6, 3.7, 3.13., 4.1.1, 10.2.2, 11.1, 11.3, 13.1, 13.5.1,
                                                               13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions ..............................  4.3.6
Conditions of the Contract ...................................  1.1.1, 1.1.7, 6.1.1
Consent, Written .............................................  1.3.1, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.5.5, 9.3.2, 9.8.2, 9.9.1,
                                                                9.10.2, 9.10.3, 10.1.2, 10.1.3, 11.3.1, 11.3.1.4, 11.3.11, 13.2,
                                                               13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS .............  1.1.4.6
Construction Change Directive, Definition of .................  7.3.1
Construction Change Directives ...............................  1.1.1, 4.2.8, 7.1.7.3, 9.3.1.1
Construction Schedules, Contractor's .........................  3.10, 6.1.3
Contingent Assignment of Subcontracts ........................  5.4
Continuing Contract Performance ..............................  4.3.4
Contract, Definition of ......................................  1.1.2
CONTRACT, TERMINATION OR SUSPENSION OF THE ...................  4.3.7, 5.4.1.1, 14
Contract Administration ......................................  3.3.3, 4.9.4, 9.5
Contract Award and Execution, Conditions Relating to .........  3.7.1, 3.10, 5.2, 9.2, 11.1.3, 11.3.6, 11.4.1
Contract Documents, The ......................................  1.1, 1.2, 7
Contract Documents, Copies Furnished and Use of ..............  1.3, 2.2.5, 5.3
Contract Documents, Definition of ............................  1.1.1
Contract Performance During Arbitration ......................  4.3.4, 4.5.3
Contract Sum .................................................  3.8, 4.3.6, 4.3.7, 4.4.4, 5.2.3, 6.1.3, 7.2, 7.3, 9.1, 9.7, 11.3.1,
                                                               12.2.4, 12.2.4, 12.3, 14.2.4
Contract Sum, Definition of ..................................  9.1
Contract Time ................................................  4.3.6, 4.3.8, 4.4.4, 7.2.1.3, 7.3, 8.2.1, 8.3.1, 9.7, 12.1.1
Contract Time, Definition of .................................  8.1.1
------------------------------------------------------------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION
AIA - (C) 1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006

2  A201-1987

CONTRACTOR...........................................................................    3
Contractor, Definition of............................................................    3.7, 6.1.2
Contractor's Bid.....................................................................    1.1.1
Contractor's Construction Schedules..................................................    3.10, 6.1.3
Contractor's Employees...............................................................    3.3.2, 3.4.2, 3.8.1, 3.9.3.18, 4.2.3,
                                                                                         4.2.6, 8.1.2, 10.2, 10.3, 11.1.1, 14.2.1.1
Contractor's Liability insurance.....................................................    11.1

Contractor's Relationship with Separate Contractors and
  Owner's Forces.....................................................................    2.2.6, 3.12.5, 3.14.2, 4.2.4.6, 12.2.5
Contractor's Relationship with Subcontractors........................................    1.2.4, 3.3.2, 3.18.1, 3.18.2., 5.2,
                                                                                         5.3, 5.4, 9.6.2, 11.3.7, 11.3.8, 14.2.1.2
Contractor's Relationship with the Architect.........................................    1.1.2, 3.2.1, 3.2.2, 3.3.3, 3.5.1, 3.7.3,
                                                                                         3.11, 3.12.8, 3.16, 3.18, 4.2.3,
                                                                                         4.2.4, 4.2.6, 4.2.12, 5.2, 6.2.2, 7.3.4,
                                                                                         9.8.2, 11.3.7, 12.1, 13.5
Contractor's Representations.........................................................    1.2.2, 3.5.1, 3.12.7, 6.2.2, 8.2.1, 9.3.3
Contractor's Responsibility for Those
  Performing the Work................................................................    3.3.2, 3.18, 4.2.3, 10
Contractor's Review of Contract Documents............................................    1.2.2, 3.2, 3.7.3
Contractor's Right to Stop the Work..................................................    9.7
Contractor's Right to Terminate the Contract.........................................    14.1
Contractor's Submittals..............................................................    3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3,
                                                                                         7.3.6, 9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2.
                                                                                         9.10.3, 10.1.2, 11.4.2, 11.4.3
Contractor's Superintendent..........................................................    3.9, 10.2.6
Contractor's Supervision and Construction Procedures.................................    1.2.4, 3.3, 3.4, 4.2.3, 8.2.2, 8.2.3, 10
Contractual Liability Insurance......................................................    11.1.1.7, 11.2.1
Coordination and Correlation.........................................................    1.2.2, 1.2.4, 3.3.1, 3.10, 3.12.7, 6.1.3,
                                                                                         6.2.1
Copies Furnished of Drawings and Specifications......................................    1.3, 2.2.5, 3.11
Correction of Work...................................................................    2.3.2.4, 4.2.1, 9.8.2, 9.9.1, 12.1.2,
                                                                                         12.2, 13.7.1.3
Cost, Definition of..................................................................    7.3.6, 14.3.5
Costs................................................................................    2.4, 3.2.1, 3.7.4, 3.8.2, 3.15.2, 4.3.6,
                                                                                         4.3.7, 4.3.8.1, 5.2.3, 6.1.1, 6.2.3, 6.3,
                                                                                         7.3.3.3, 7.3.6, 7.3.7, 9.7, 9.8.2,
                                                                                         9.10.2, 11.3.1.2, 11.3.1.3, 11.3.4, 11.3.9,
                                                                                         12.1, 12.2.1, 12.2.4, 12.2.5, 13.5, 14

Cutting and Patching ................................................................    3.14, 6.2.6
Damage to Construction of Owner or Separate Contractors..............................    3.14.2, 6.2.4, 9.5.1.5, 10.2.1.2, 10.2.5,
                                                                                         10.3, 11.1, 11.3, 12.2.5
Damage to the Work...................................................................    3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.3,
                                                                                         11.3
Damages Claims for...................................................................    3.18, 4.3.9, 6.1.1, 6.2.5, 8.3.2, 9.5.1.2,
                                                                                         10.1.4
Damages for Delay....................................................................    6.1.1, 8.3.3, 9.5.1.6, 9.7
Date of Commencement of the Work. Definition of......................................    8.1.2
Date of Substantial Completion, Definition of........................................    8.1.3
Day, Definition of...................................................................    8.1.4
Decisions of the Architect...........................................................    4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13,
                                                                                         4.3.2 4.3.6, 4.4.1, 4.4.4, 4.5, 6.3,
                                                                                         7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4,
                                                                                         9.5.1, 9.8.2, 9.9.1, 10.1.2, 13.5.2,
                                                                                         14.2.2, 14.2.4
Decisions to Withhold Certification..................................................    9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance Rejection and Correction of..............    2.3, 2.4, 3.5.1.4.2.1, 4.2.6, 4.3.5,
                                                                                         9.5.2, 9.8.2, 9.9.1, 10.2.5, 12. 13.7.1.3
Defective Work, Definition of........................................................    3.5.1
Definitions..........................................................................    1.1.2.1.1, 3.1, 3.5.1.3.12.1, 3.12.1,
                                                                                         3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2,
                                                                                         7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time........................................................    4.3.1, 4.3.8.1, 4.3.8.2, 6.1.1, 6.2.3,
                                                                                         7.2.1, 7.3.1, 7.3.4, 7.3.5, 7.3.8, 7.3.9,
                                                                                         8.1.1, 8.3, 10.3.1, 14.1.1.4
Disputes.............................................................................    4.1.4, 4.3.4.4, 4.5, 6.2.5, 6.3, 7.3.8,
                                                                                         9.3.1.2
Documents and Samples at the Site....................................................    3.11
Drawings, Definition of...............................................................   1.1.5
Drawings and Specifications.  Use and Ownership of...................................    1.1.1, 1.3, 2.2.5, 3.11, 5.3
Duty to Review Contract Documents and Field Conditions...............................    3.2
Effective Date of Insurance..........................................................    8.2.2, 11.1.2

Emergencies..........................................................................    4.3.7, 10.3
Employees, Contractor's..............................................................    3.3.2, 3.4.2, 3.8.1, 3.9, 3.18.1, 3.18.2,
                                                                                         4.2.3, 4.2.6, 8.1.2, 10.2, 10.3, 11.1.1,
                                                                                         14.2.1.1
Equipment, Labor Materials and.......................................................    1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.12.3,
                                                                                         3.12.7 3.12.11, 3.13, 3.15.1, 4.2.7,
                                                                                         6.2.1, 7.3.6, 9.3.2, 9.3.3, 11.3, 12.2.4,
                                                                                         14
Execution and Progress of the Work...................................................    1.1.3, 1.2.3, 3.2, 3.4.1, 3.5.1, 4.2.2,
                                                                                         4.2.3, 4.3.4, 4.3.8, 6.2.2, 7.13, 7.3.9,
                                                                                         8.2, 8.3, 9.5, 9.9.1, 10.2, 14.2, 14.3
Execution, Correlation and Intent of the Contract Documents..........................    1.2, 3.7.1
Extensions of Time...................................................................    4.3.1, 4.3.8, 7.2.1.3, 8.3, 10.3.1
Failure of Payment by Contractor.....................................................    9.5.1.3, 14.2.1.2
Failure of Payment by Owner..........................................................    4.3.7, 9.7, 14.1.3
Faulty Work (See Defective or Nonconforming Work)
Final Completion and Final Payment...................................................    4.2.1, 4.2.9, 4.3.2, 4.3.5, 9.10, 11.1.2,
                                                                                         11.1.3, 11.3.5, 12.3.1, 13.7
Financial Arrangements, Owner's......................................................    2.2.1
Fire and Extended Coverage Insurance..................................................   11.3

GENERAL PROVISIONS...................................................................    1
Governing Law........................................................................    13.1
Guarantees (See Warranty and Warranties)
Hazardous Materials..................................................................    10.1, 10.2.4
Identification of Contract Documents.................................................    1.2.1
Identification of Subcontractors and Suppliers.......................................    5.2.1
Indemnification......................................................................    3.17, 3.19, 9.10.2, 10.1.4, 11.3.1.2,
                                                                                         11.3.7
Information and Services Required of the Owner.......................................    2.1.2, 2.2 4.3.4, 6.1.3, 6.1.4, 6.2.6,
                                                                                         9.3.2, 9.6.1, 9.6.4, 9.8.3, 9.9.2,
                                                                                         9.10.3, 10.1.4, 11.2, 11.3, 13.5.1, 13.5.2
Injury or Damage to Person or Property...............................................    4.3.9
Inspections..........................................................................    3.3.3, 3.3, 4.3, 7.1, 4.2.2, 4.2.6, 4.2.9
                                                                                         4.3.6, 9.4.2, 9.8.2, 9.9.2, 9.10.1, 13.5
Instructions to Bidders..............................................................    1.1.1
Instructions to the Contractor.......................................................    3.8.1, 4.2.8, 5.2.1.7, 12.1, 13.5.2
Insurance............................................................................    4.3.9, 6.1.1, 7.3.6.4, 9.3.2, 9.8.2,
                                                                                         9.9.1, 9.10.2, 11
Insurance Boiler and Machinery.......................................................    11.3.2
Insurance, Contractor's Liability....................................................    11.1
Insurance, Effective Date of.........................................................    8.2.2, 11.1.2
Insurance, Loss of Use...............................................................    11.3.3
Insurance, Owner's Liability.........................................................    11.2
Insurance, Property..................................................................    10.2.5, 11.3
Insurance, Stored Materials..........................................................    9.3.2, 11.3.1.4

INSURANCE AND BONDS..................................................................    11

Insurance Companies, Consent to Partial Occupancy....................................    9.9.1, 11.3.11
Insurance Companies, Settlement with.................................................    11.3.10
Intent of the Contract Documents.....................................................    1.2.3, 3.12.4, 4.2.6, 4.2.7, 4.2.12,
                                                                                         4.2.13, 7.4
Interest.............................................................................    13.6
Interpretation.......................................................................    1.2.5, 1.4, 1.5, 4.1.1, 4.3.1, 5.1,
                                                                                         6.1.2, 8.1.4
Interpretations, Written.............................................................    4.2.11, 4.2.12, 4.3.7
Joinder and Consolidation of Claims Required.........................................    4.5.6
Judgment on Final Award..............................................................    4.5.1, 4.5.4.1, 4.5.7
Labor and Materials, Equipment.......................................................    1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.12.2,
                                                                                         3.12.3, 3.12.7, 3.12, 11.3, 13,
                                                                                         3.15.1, 4.2.7, 6.2.1, 7.3.6, 9.3.2,
                                                                                         9.3.3, 12.2.4, 14
Labor Disputes.......................................................................    8.3.1
Laws and Regulations.................................................................    1.3, 3.6, 3.7, 3.13, 4.1.1, 4.5.5, 4.5.7,
                                                                                         9.9.1, 10.2.2, 11.1, 11.3, 13.1, 13.4,
                                                                                         13.5.1, 13.5.2, 13.6
Liens................................................................................    2.1.2, 4.3.2, 4.3.5.1, 8.2.2, 9.3.3, 9.10.2
Limitation on Consolidation of Joinder...............................................    4.5.5
Limitations, Statutes of.............................................................    4.5.4.2, 12.2.6, 13.7
Limitations, of Authority............................................................    3.3.1, 4.1.2, 4.2.1, 4.2.3, 4.2.7, 4.2.10,
                                                                                         5.2.2, 5.2.4, 7.4, 11.3.10


Limitations of Liability................................. 2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.11,
                                                          3.17, 3.18, 4.2.6, 4.2.7, 4.2.12 6.2.2, 9.4.2, 9.6.4, 9.10.4,
                                                          10.1.4, 10.2.5, 11.1.2, 11.2.1, 11.3.7, 13.4.2, 13.5.2
Limitations of Time, General............................. 2.2.1, 2.2.4, 3.2.1, 3.7.3,
                                                          3.8.3, 3.10, 3.12.5, 3.15.1, 4.2.1, 4.2.7, 4.2.11, 4.3.2,
                                                          4.3.3, 4.3.4, 4.3.6, 4.3.9, 4.5.4.2, 5.2.1, 5.2.3, 6.2.4, 7.3.4, 7.4,
                                                          8.2, 9.5, 9.6.2, 9.8, 9.9, 9.10, 11.1.3, 11.3.1, 11.3.2, 11.3.5,
                                                          11.3.6, 12.2.1, 12.2.2, 13.5, 13.7
Limitations of Time, Specific...........................  2.1.2, 2.2.1, 2.4, 3.10, 3.11,
                                                          3.15.1, 4.2.1, 4.2.11, 4.3, 4.4, 4.5, 5.3, 5.4, 7.3.5, 7.3.9, 8.2,
                                                          9.2, 9.3.1, 9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3, 11.3.6,
                                                          11.3.10, 11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
Loss of Use Insurance...................................  11.3.3
Material Suppliers......................................  1.3.1, 3.12.1, 4.2.4, 4.2.6, 5.2.1,
                                                          9.3.1, 9.3.1.2, 9.3.3, 9.4.2, 9.6.5, 9.10.4
Materials, Hazardous....................................  10.1, 10.2.4
Materials, Labor, Equipment and.........................  1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2,
                                                          3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.2.7, 6.2.1
                                                          7.3.6, 9.3.2, 9.3.3, 12.2.4, 14
Means, Methods, Techniques, Sequences and
  Procedures of Construction...........................   3.3.1, 4.2.3, 4.2.7, 9.4.2
Minor Changes in the Work..............................   1.1.1, 4.2.8, 4.3.7, 7.1, 7.4

MISCELLANEOUS PROVISIONS...............................   13
Modifications, Definition of...........................   1.1.1
Modifications to the Contract..........................   1.1.1, 1.1.2, 3.7.3, 3.11,
                                                          4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7
Mutual Responsibility..................................   6.2
Nonconforming Work, Acceptance of......................   12.3
Nonconforming Work, Rejection and Correction of........   2.3.1,
                                                          4.3.5, 9.5.2, 9.8.2, 12, 13.7.1.3
Notice..................................................  2.3, 2.4, 3.2.1, 3.2.2, 3.7.3, 3.7.4, 3.9, 3.12.8,
                                                          3.12.9, 3.17, 4.3, 4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1,
                                                          9.5.1, 9.6.1, 9.7, 9.10, 10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2,
                                                          12.2.4, 13.3, 13.5.1, 13.5.2, 14
Notice, Written.........................................  2.3, 2.4, 3.9, 3.12.8, 3.12.9, 4.3,
                                                          4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10,
                                                          10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Notice of Testing and Inspections.......................  13.5.1, 13.5.2
Notice to Proceed.......................................  8.2.2
Notices, Permits, Fees and..............................  2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Architect's On-Site.......................  4.2.2, 4.2.5,
                                                          4.3.6, 9.4.2, 9.5.1, 9.10.1, 13.5
Observations, Contractor's.............................   1.2.2, 3.2.2
Occupancy...............................................  9.6.6, 9.8.1, 9.9, 11.3.11
On-Site Inspections by the Architect....................  4.2.2, 4.2.9, 4.3.6,
                                                          9.4.2, 9.8.2, 9.9.2, 9.10.1
On-Site Observations by the Architect...................  4.2.2, 4.2.5, 4.3.6,
                                                          9.4.2, 9.5.1, 9.10.1, 13.5
Orders, Written.........................................  2.3, 3.9, 4.3.7, 7, 8.2.2, 11.3.9, 12.1,
                                                          12.2, 13.5.2, 14.3.1

OWNER...................................................  2
Owner, Definition of....................................  2.1
Owner, Information and Services Required of the.........  2.1.2,
                                                          2.2, 4.3.4, 6, 9, 10.1.4, 11.2, 11.3, 13.5.1, 14.1.1.5, 14.1.3
Owner's Authority.......................................  3.8.1, 4.1.3, 4.2.9, 5.2.1, 5.2.4, 5.4.1,
                                                          7.3.1, 8.2.2, 9.3.1, 9.3.2, 11.4.1, 12.2.4, 13.5.2, 14.2, 14.3.1
Owner's Financial Capability............................  2.2.1, 14.1.1.5
Owner's Liability Insurance.............................  11.2
Owner's Loss of Use Insurance...........................  11.3.3
Owner's Relationship with Subcontractors................  1.1.2,
                                                          5.2.1, 5.4.1, 9.6.4
Owner's Right to Carry Out the Work.....................  2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up...............................  6.3
Owner's Right to Perform Construction and to
  Award Separate Contracts..............................  6.1
Owner's Right to Stop the Work..........................  2.3, 4.3.7
Owner's Right to Suspend the Work.......................  14.3
Owner's Right to Terminate the Contract................   14.2
Ownership and Use of Architect's Drawings, Specifications
  and Other Documents...................................  1.1.1, 1.3, 2.2.5, 5.3
Partial Occupancy or Use................................  9.6.6, 9.9, 11.3.11
Patching, Cutting and...................................  3.14, 6.2.6
Patents, Royalties and..................................  3.17
Payment, Applications for...............................  4.2.5, 9.2, 9.3, 9.4,
                                                          9.5.1, 9.8.3, 9.10.1, 9.10.3, 9.10.4, 14.2.4
Payment, Certificate for................................  4.2.5, 4.2.9, 9.3.3, 9.4, 9.5,
                                                          9.6.1, 9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4,
Payment, Failure of.....................................  4.3.7, 9.5.1.3,
                                                          9.7, 9.10.2, 14.1.1.3, 14.2.1.2
Payment, Final..........................................  4.2.1, 4.2.9, 4.3.2, 4.3.5, 9.10, 11.1.2
                                                          11.1.3, 11.3.5, 12.3.1
Payment Bond, Performance Bond and......................  7.3.6.4,
                                                          9.10.3, 11.3.9, 11.4
Payments, Progress......................................  4.3.4, 9.3, 9.6,
                                                          9.8.3, 9.10.3, 13.6, 14.2.3

PAYMENTS AND COMPLETION.................................  9, 14
Payments to Subcontractors..............................  5.4.2, 9.5.1.3,
                                                          9.6.2, 9.6.3, 9.6.4, 11.3.8, 14.2.1.2
PCB.....................................................  10.1
Performance Bond and Payment Bond.......................  7.3.6.4,
                                                          9.10.3, 11.3.9, 11.4
Permits, Fees and Notices...............................  2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2

PERSONS AND PROPERTY, PROTECTION OF.....................  10
Polychlorinated Biphenyl................................  10.1
product Data, Definition of.............................  3.12.2
Product Data and Samples, Shop Drawings.................  3.11, 3.12, 4.2.7
Progress and Completion.................................  4.2.2, 4.3.4, 8.2
Progress Payments.......................................  4.3.4, 9.3,
                                                          9.6, 9.8.3, 9.10.3, 13.6, 14.2.3
Project, Definition of the..............................  1.1.4
Project Manual, Definition of the.......................  1.1.7
Project Manuals.........................................  2.2.5
Project Representatives.................................  4.2.10
Property Insurance......................................  10.2.5, 11.3

PROTECTION OF PERSONS AND PROPERTY......................  10
Regulations and Laws....................................  1.3.3.6, 3.7, 3.13, 4.1.1, 4.5.5,
                                                          4.5.7, 10.2.2, 11.1, 11.3, 13.1, 13.4 13.5.1, 13.5.2, 13.6, 14
Rejection of Work.......................................  3.5.1, 4.2.6, 12.2
Releases of Waivers and Liens...........................  9.10.2
Representations.........................................  1.2.2, 3.5.1, 3.12.7,
                                                          6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives.........................................  2.1.1, 3.1.1, 3.9,
                                                          4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes.......................  4.4, 4.5
Responsibility for Those Performing the Work............  3.3.2,
                                                          4.2.3, 6.1.3, 6.2, 10
Retainage...............................................  9.3.1, 9.6.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3

Review of Contract Documents and Field
  Conditions by Contractor..............................  1.2.2, 3.2, 3.7.3, 3.12.7
Review of Contractor's Submittals by
  Owner and Architect...................................  3.10.1, 3.10.2, 3.11, 3.12,
                                                          4.2.7, 4.2.9, 5.2.1, 5.2.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data
  and Samples by Contractor.............................  3.12.5

Rights and Remedies.....................................  1.1.2, 2.3, 2.4, 3.5.1, 3.15.2,
                                                          4.2.6, 4.3.6, 4.5, 5.3, 6.1, 6.3, 7.3.1, 8.3.1, 9.5.1, 9.7, 10.2.5,
                                                          10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties and Patents...................................  3.17

Rules and Notices for Arbitration........................... 4.5.2
Safety of Persons and Property.............................. 10.2
Safety Precautions and Programs............................. 4.2.3. 4.2.7, 10.1
Samples, Definition of...................................... 3.12.3
Samples, Shop Drawings, Product Data and.................... 3.11, 3.12, 4.2.7
Samples at the Site, Documents and.......................... 3.11
Schedule of Values.......................................... 9.2, 9.3.1
Schedules, Construction..................................... 3.10
Separate Contracts and Contractors.......................... 1.1.4, 3.14.2, 4.2.4,
                                                             4.5.5, 6, 11.3.7, 12.1.2, 12.2.5
Shop Drawings, Definition of................................ 3.12.1
Shop Drawings, Product Data and Samples..................... 3.11, 3.12, 4.2.7
Site, Use of................................................ 3.13, 6.1.1, 6.2.1
Site Inspections............................................ 1.2.2, 3.3.4, 4.2.2, 4.2.9, 4.3.6, 9.8.2, 9.10.1, 13.5
Site Visits, Architect's.................................... 4.2.2, 4.2.5, 4.2.9, 4.3.6,
                                                             9.4.2, 9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing............................. 4.2.6, 12.2.1, 13.5
Specifications, Definition of the........................... 1.1.6
Specifications, The......................................... 1.1.1, 1.1.6, 1.1.7, 1.2.4, 1.3, 3.11
Statutes of Limitations..................................... 4.5.4.2, 12.2.6, 13.7
Stopping the Work........................................... 2.3, 4.3.7, 9.7, 10.1.2, 10.3, 14.1
Stored Materials............................................ 6.2.1, 9.3.2, 10.2.1.2, 11.3.1.4, 12.2.4
Subcontractor, Definition of................................ 5.1.1
SUBCONTRACTORS.............................................. 5
Subcontractors, Work by..................................... 1.2.4, 3.3.2, 3.12.1,
                                                             4.2.3, 5.3, 5.4
Subcontractual Relations.................................... 5.3, 5.4, 9.3,1.2, 9.6.2,
                                                             9.6.3, 9.6.4, 10.2.1, 11.3.7, 11.3.8, 14.1.1, 14.2.1.2, 14.3.2
Submittals.................................................. 1.3, 3.2.3, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3,
                                                             7.3.6, 9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 11.1.3
Subrogation, Waivers of..................................... 6.1.1, 11.3.5, 11.3.7
Substantial Completion...................................... 4.2.9, 4.3, 5.2, 8.1.1, 8.1.3,
                                                             8.2.3, 9.8, 9.9.1, 12.2.1, 12.2.2, 13.7
Substantial Completion, Definition of....................... 9.8.1
Substitution of Subcontractors.............................. 5.2.3, 5.2.4
Substitution of the Architects.............................. 4.1.3
Substitutions of Materials.................................. 3.5.1
Sub-subcontractor, Definition of............................ 5.1.2
Subsurface Conditions....................................... 4.3.6
Successors and Assigns...................................... 13.2
Superintendent.............................................. 3.9, 10.2.6
Supervision and Construction Procedures..................... 1.2.4, 3.3, 3.4,
                                                             4.2.3, 4.3.4, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 8.2, 8.3.1, 10, 12, 14
Surety...................................................... 4.4.1, 4.4.4, 5.4.1.2, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of.......................................... 9.9.1, 9.10.2, 9.10.3
Surveys..................................................... 2.2.2, 3.18.3
Suspension by the Owner for Convenience..................... 14.3
Suspension of the Work...................................... 4.3.7, 5.4.2, 14.1.1.4, 14.3
Suspension or Termination of the Contract................... 4.3.7, 5.4.1.1, 14
Taxes....................................................... 3.6, 7.3.6.4
Termination by the Contractor............................... 14.1
Termination by the Owner for Cause.......................... 5.4.1.1, 14.2
Termination of the Architect................................ 4.1.3
Termination of the Contractor............................... 14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT................... 14
Tests and Inspections....................................... 3.3.3, 4.2.6, 4.2.9, 9.4.2, 12.2.1, 13.5
TIME........................................................ 8
Time, Delays and Extensions of.............................. 4.3.8, 7.2.1, 8.3
Time Limits, Specific....................................... 2.1.2, 2.2.1, 2.4, 3.10, 3.11, 3.15.1,
                                                             4.2.1, 4.2.11, 4.3, 4.4, 4.5, 5.3, 5.4, 7.3.5, 7.3.9, 8.2, 9.2, 9.3.1,
                                                             9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3, 11.3.6, 11.3.10,
                                                             11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
Time Limits on Claims....................................... 4.3.2, 4.3.3, 4.3.6, 4.3.9, 4.4, 4.5
Title to Work............................................... 9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK........................... 12
Uncovering of Work.......................................... 12.1
Unforeseen Conditions....................................... 4.3.6, 8.3.1, 10.1
Unit Prices................................................. 7.1.4, 7.3.3.2
Use of Documents............................................ 1.1.1, 1.3, 2.2.5, 3.12.7, 5.3
Use of Site................................................. 3.13, 6.1.1, 6.1.2
Values, Schedule of......................................... 9.2, 9.3.1
Waiver of Claims; Final Payment............................. 4.3.5, 4.5.1, 9.10.3
Waiver of Claims by the Architect........................... 13.4.2
Waiver of Claims by the Contractor.......................... 9.10.4, 11.3.7, 13.4.2
Waiver of Claims by the Owner............................... 4.3.5, 4.5.1, 9.9.3,
                                                             9.10.3, 1.3.3, 11.3.5, 11.3.7, 13.4.2
Waiver of Liens............................................. 9.10.2
Waivers of Subrogation...................................... 6.1.1, 11.3.5, 11.3.7
Warranty and Warranties..................................... 3.5, 4.2.9,
                                                             4.3.5.3, 9.3.3, 9.8.2, 9.9.1, 12.2.2, 13.7.1.3
Weather Delays.............................................. 4.3.8.2
When Arbitration May Be Demanded............................ 4.5.4
Work, Definition of......................................... 1.1.3
Written Consent............................................. 1.3.1, 3.12.8, 3.14.2, 4.1.2, 4.3.4,
                                                             4.5.5, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 10.1.3,
                                                             11.3.1, 1.3.1.4, 11.3.11, 13.2, 13.4.2
Written Interpretations..................................... 4.2.11, 4.2.12, 4.3.7
Written Notice.............................................. 2.3, 2.4, 3.9, 3.12.8, 3.12.9, 4.3, 4.4.4,
                                                             4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10, 10.1.2,
                                                             10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Written Orders.............................................. 2.3, 3.9, 4.3.7,
                                                             7, 8.2.2, 11.3.9, 12.1, 12.2, 13.5.2, 14.3.1

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AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION
AIA(R) - (c)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006              A201-1987   5

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              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

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                                   ARTICLE 1

                               GENERAL PROVISIONS

1.1     BASIC DEFINITIONS

1.1.1   THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order,
(3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of addenda relating to bidding requirements).

1.1.2   THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor or (3) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

1.1.3   THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

1.1.4   THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

1.1.5   THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

1.1.6   THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, construction systems, standards and workmanship for the Work, and performance of related services.

1.1.7   THE PROJECT MANUAL

The Project Manual is the volume usually assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

1.2     EXECUTION, CORRELATION AND INTENT

1.2.1 The Contract Documents shall be signed by the Owner and Contractor as provided in the Agreement. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

1.2.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

1.2.3 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

1.2.4 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.5 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.3     OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS, SPECIFICATIONS AND OTHER
        DOCUMENTS

1.3.1 The Drawings. Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Contractor is described. The Contractor may retain one contract record set. Neither the Contractor not any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. All copies of them, except the Contractor's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the


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6   A201-1987   AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
                CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

Work without the specific written consent of the Owner and Architect. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings. Specifications and other documents prepared by the Architect appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's copyright or other reserved rights.

1.4     CAPITALIZATION

1.4.1   Terms capitalized in these General Conditions include those which are
(1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

1.5     INTERPRETATION

1.5.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

                                   ARTICLE 2

                                     OWNER

2.1     DEFINITION

2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Owner" means the Owner or the Owner's authorized representative.

2.1.2 The Owner upon reasonable written request shall furnish to the Contractor in writing information which is necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein at the time of execution of the Agreement and, within five days after any change, information of such change in title, recorded or unrecorded.

2.2     INFORMATION AND SERVICES REQUIRED OF THE OWNER

2.2.1 The Owner shall, at the request of the Contractor, prior to execution of the Agreement and promptly from time to time thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. [Note: Unless such reasonable evidence were furnished on request prior to the execution of the Agreement, the prospective contractor would not be required to execute the Agreement or to commence the Work.]

2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site.

2.2.3 Except for permits and fees which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

2.2.4 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in orderly progress of the Work.

2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

2.2.6 The foregoing are in addition to other duties and responsibilities of the Owner enumerated herein and especially those in respect to Article 6 (Construction by Owner or by Separate Contractors), Article 9 (Payments and Completion) and Article 11 (Insurance and Bonds).

2.3     OWNER'S RIGHT TO STOP THE WORK

2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

2.4     OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a second seven-day period. If the Contractor within such second seven-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the cost of correcting such deficiencies, including compensation for the Architect's additional services and expenses made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

                                   ARTICLE 3

                                   CONTRACTOR

3.1     DEFINITION

3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.


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AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR         A201-1987   7
CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE
AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

3.2     REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

3.2.1 The Contractor shall carefully study and compare the Contract Documents with each other and with information furnished by the Owner pursuant to Subparagraph 2.2.2. and shall at once report to the Architect errors, inconsistencies or omissions discovered. The Contractor shall not be liable to the Owner or Architect for damage resulting from errors, inconsistencies or omissions in the Contract Documents unless the Contractor recognized such error, inconsistency or omission and knowingly failed to report it to the Architect. If the Contractor performs any construction activity knowing it involves a recognized error, inconsistency or omission in the Contract Documents without such notice to the Architect, the Contractor shall assume appropriate responsibility for such performance and shall bear an appropriate amount of the attributable costs for correction.

3.2.2 The Contractor shall take field measurements and verify field conditions and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Errors, inconsistencies or omissions discovered shall be reported to the Architect at once.

3.2.3 The Contractor shall perform the Work in accordance with the Contract Documents and submittals approved pursuant to Paragraph 3.12.

3.3     SUPERVISION AND CONSTRUCTION PROCEDURES

3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless Contract Documents give other specific instructions concerning these matters.

3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons performing portions of the Work under a contract with the Contractor.

3.3.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

3.3.4 The Contractor shall be responsible for inspection of portions of Work already performed under this Contract to determine that such portions are in proper condition to receive subsequent Work.

3.4     LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.4.2 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

3.5     WARRANTY

3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

3.6     TAXES

3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

3.7     PERMITS, FEES AND NOTICES

3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities bearing on performance of the Work.

3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume full responsibility for such Work and shall bear the attributable costs.

3.8     ALLOWANCES

3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities against which the Contractor makes reasonable objection.

3.8.2 Unless otherwise provided in the Contract Documents:

        .1 materials and equipment under an allowance shall be selected promptly by the Owner to avoid delay in the Work;

        .2 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts:

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8   A201-1987   AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
                CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

        .3 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum and not in the allowances;

        .4 whenever costs are more than or less than allowances, the Contract
           Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.2 and (2) changes in Contractor's costs under Clause 3.8.2.3.

3.9     SUPERINTENDENT

3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

3.10    CONTRACTOR'S CONSTRUCTION SCHEDULES

3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

3.10.2 The Contractor shall prepare and keep current, for the Architect's approval, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review submittals.

3.10.3 The Contractor shall conform to the most recent schedules.

3.11    DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

3.12    SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subsonctractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7.

3.12.5 The Contractor shall review, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals made by the Contractor which are not required by the Contract Documents may be returned without action.

3.12.6 The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect. Such Work shall be in accordance with approved submittals.

3.12.7 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

3.12.8 The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and the Architect has given written approval to the specific deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals.

3.12.10 Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents.

3.12.11 When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Architect shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.

3.13    USE OF SITE

3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

3.14    CUTTING AND PATCHING

3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the

--------------------------------------------------------------------------------

AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR         A201-1987   9
CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE
AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

3.15    CLEANING UP

3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

3.16    ACCESS TO WORK

3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

3.17    ROYALTIES AND PATENTS

3.17.1  The Contractor shall pay all royalties and license fees. The
Contractor shall defend suits or claims for infringement of patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

3.18    INDEMNIFICATION

3.18.1 To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner, Architect, Architects consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

3.18.2  In claims against any person or entity indemnified under this Paragraph
3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Paragraph 3.18 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

3.18.3 The obligations of the Contractor under this Paragraph 3.18 shall not extend to the liability of the Architect, the Architect's consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Architect, the Architect's consultants, and agents and employees of any of them provided such giving or failure to give is the primary cause of the injury or damage.

                                   ARTICLE 4
                                   ---------

                         ADMINISTRATION OF THE CONTRACT

4.1     ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice architecture or any entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

4.1.3 In case of termination of employment of the Architect, the Owner shall appoint an architect against whom the Contractor makes no reasonable objection and whose status under the Contract Documents shall be that of the former architect.

4.1.4 Disputes arising under Subparagraphs 4.1.2 and 4.1.3 shall be subject to arbitration.

4.2     ARCHITECT'S ADMINISTRATION OF THE CONTRACT

4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents, and will be the Owner's representative (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the correction period described in Paragraph 12.2. The Architect will advise and consult with the Owner. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified by written instrument in accordance with other provisions of the Contract.

4.2.2 The Architect will visit the site at intervals appropriate to the stage of construction to become generally familiar with the progress and quality of the completed Work and to determine in general if the Work is being performed in a manner indicating that the Work, when completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check quality or quantity of the Work. On the basis of on-site observations as an architect, the Architect will keep the Owner informed of progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work.

4.2.3 The Architect will not have control over or charge of and will not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely the Contractor's responsibility as provided in Paragraph
3.3. The Architect will not be responsible for the Contractor's failure to carry out the Work in accordance with the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Con-

--------------------------------------------------------------------------------
10  A201-1987           AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT
                        FOR CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987
                        THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK
                        AVENUE N.W., WASHINGTON, D.C. 20006
tractor. Subcontractors, or their agents or employees, or of any other persons performing portions of the Work.

4.2.4 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate through the Architect. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

4.2.5 Based on the Architect's observations and evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

4.2.6 The Architect will have authority to reject Work which does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable for implementation of the intent of the Contract Documents, the Architect will have authority to require additional inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons performing portions of the work.

4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

4.2.8 The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4.

4.2.9 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner for the Owner's review and records written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

4.2.11 The Architect will interpret and decide matters concerning performance under and requirements of the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made with reasonable promptness and within any time limits agreed upon. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

4.2.13 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

4.3     CLAIMS AND DISPUTES

4.3.1 DEFINITION. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

4.3.2 DECISION OF ARCHITECT. Claims, including those alleging an error of omission by the Architect, shall be referred initially to the Architect for action as provided in Paragraph 4.4. A decision by the Architect, as provided in Subparagraph 4.4.4, shall be required as a condition precedent to arbitration or litigation of a Claim between the Contractor and Owner as to all such matters arising prior to the date final payment is due, regardless of (1) whether such matters relate to execution and progress of the Work or (2) the extent to which the Work has been completed. The decision by the Architect in response to a Claim shall not be a condition precedent to arbitration or litigation in the event (1) the position of Architect is vacant, (2) the Architect has not received evidence or has failed to render a decision within agreed time limits,
(3) the Architect has failed to take action required under Subparagraph 4.4.4 within 30 days after the Claim is made, (4) 45 days have passed after the Claim has been referred to the Architect or (5) the Claim relates to a mechanic's lien.

4.3.3 TIME LIMITS ON CLAIMS. Claims by either party must be made within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be made by written notice. An additional Claim made after the initial Claim has been implemented by Change Order will not be considered unless submitted in a timely manner.


AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C) 1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

                                                                   A201-1987 11

4.3.4 CONTINUING CONTRACT PERFORMANCE. Pending final resolution of a Claim including arbitration, unless otherwise agreed in writing the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

4.3.5 WAIVER OF CLAIMS; FINAL PAYMENT. The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

        .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

        .2 failure of the Work to comply with the requirements of the Contract Documents; or

        .3  terms of special warranties required by the Contract Documents.

4.3.6 CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Paragraph 4.4.

4.3.7 CLAIMS FOR ADDITIONAL COST. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.3. If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with the procedure established herein.

4.3.8   CLAIMS FOR ADDITIONAL TIME

4.3.8.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

4.3.8.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time and could not have been reasonably anticipated, and that weather conditions had an adverse effect on the scheduled construction.

4.3.9 INJURY OR DAMAGE TO PERSON OR PROPERTY. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after first observance. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a Claim for additional cost or time related to this Claim is to be asserted, it shall be filed as provided in Subparagraphs 4.3.7 or 4.3.8.

4.4     RESOLUTION OF CLAIMS AND DISPUTES

4.4.1 The Architect will review Claims and take one or more of the following preliminary actions within ten days of receipt of a Claim: (1) request additional supporting data from the claimant, (2) submit a schedule to the parties indicating when the Architect expects to take action, (3) reject the Claim in whole or in part, stating reasons for rejection, (4) recommend approval of the Claim by the other party or (5) suggest a compromise. The Architect may also, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim.

4.4.2 If a Claim has been resolved, the Architect will prepare or obtain appropriate documentation.

4.4.3 If a Claim has not been resolved, the party making the Claim shall, within ten days after the Architect's preliminary response, take one or more of the following actions: (1) submit additional supporting data requested by the Architect, (2) modify the initial Claim or (3) notify the Architect that the initial Claim stands.

4.4.4 If a Claim has not been resolved after consideration of the foregoing and of further evidence presented by the parties or requested by the Architect, the Architect will notify the parties in writing that the Architect's decision will be made within seven days, which decision shall be final and binding on the parties but subject to arbitration. Upon expiration of such time period, the Architect will render to the parties the Architect's written decision relative to the Claim, including any change in the Contract Sum or Contract Time or both. If there is a surety and there appears to be a possibility of a Contractor's default, the Architect may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.

4.5     ARBITRATION

4.5.1 CONTROVERSIES AND CLAIMS SUBJECT TO ARBITRATION. Any controversy or Claim arising out of or related to the Contract, or the breach thereof, shall be settled by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof, except controversies or Claims relating to aesthetic effect and except those waived as provided for in Subparagraph 4.3.5. Such controversies or Claims upon which the Architect has given notice and rendered a decision as provided in Subparagraph 4.4.4 shall be subject to arbitration upon written demand of either party. Arbitration may be commenced when 45 days have passed after a Claim has been referred to the Architect as provided in Paragraph 4.3 and no decision has been rendered.

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
                           AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION
12    A201-1987            AIA(R) - (c)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

4.5.2 RULES AND NOTICES FOR ARBITRATION. Claims between the Owner and Contractor not resolved under Paragraph 4.4 shall, if subject to arbitration under Subparagraph 4.5.1, be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect, unless the parties mutually agree otherwise. Notice of demand for arbitration shall be filed in writing with the other party to the Agreement between the Owner and Contractor and with the American Arbitration Association, and a copy shall be filed with the Architect.

4.5.3 CONTRACT PERFORMANCE DURING ARBITRATION. During arbitration proceedings, the Owner and Contractor shall comply with Subparagraph 4.3.4.

4.5.3 WHEN ARBITRATION MAY BE DEMANDED. Demand for arbitration of any Claim may not be made until the earlier of (1) the date on which the Architect has rendered a final written decision on the Claim, (2) the tenth day after the parties have presented evidence to the Architect or have been given reasonable opportunity to do so, if the Architect has not rendered a final written decision by that date, or (3) any of the five events described in Subparagraph 4.3.2.

4.5.4.1 When a written decision of the Architect states that (1) the decision is final but subject to arbitration and (2) a demand for arbitration of a Claim covered by such decision must be made within 30 days after the date on which the party making the demand receives the final written decision, then failure to demand arbitration within said 30 days period shall result in the Architect's decision becoming final and binding upon the Owner and Contractor. If the Architect renders a decision after arbitration proceedings have been initiated, such decision may be entered as evidence, but shall not supercede arbitration proceedings unless the decision is acceptable to all parties concerned.

4.5.4.2 A demand for arbitration shall be made within the time limits specified in Subparagraphs 4.5.1 and 4.5.4 and Clause 4.5.4.1 as applicable, and in other cases within a reasonable time after the Claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Paragraph 13.7.

4.5.5 LIMITATION ON CONSOLIDATION OR JOINDER. No arbitration arising out of or relating to the Contract Documents shall include, by consolidation or joinder or in any other manner, the Architect, the Architect's employees or consultants, except by written consent containing specific reference to the Agreement and signed by the Architect, Owner, Contractor and any other person or entity sought to be joined. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Contractor, a separate contractor as described in Article 6 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No person or entity other than the Owner, Contractor or a separate contractor as described in Article 6 shall be included as an original third party or additional third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a dispute not described therein or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

4.5.6 CLAIMS AND TIMELY ASSERTION OF CLAIMS. A party who files a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded. When a party fails to include a Claim through oversight, inadvertence or excusable neglect, or when a Claim has matured or been acquired subsequently, the arbitrator or arbitrators may permit amendment.

4.5.7 JUDGMENT ON FINAL AWARD. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.


                                   ARTICLE 5
                                   ---------

                                 SUBCONTRACTORS

5.1  DEFINITIONS

5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.2  AWARD OF SUBCONTRACTS AND OTHER
     CONTRACTS FOR PORTIONS OF THE WORK

5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, shall furnish in writing to the Owner through the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor in writing stating whether or not the Owner or the Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.

5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. The Contract Sum shall be increased or decreased by the difference in cost occasioned by such change and an appropriate Change Order shall be issued. However, no increase in the Contract Sum shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such change.

-------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
CONSTRUCTION - FOURTEENTH EDITION AIA(R) (C)1987 THE AMERICAN INSTITUTE
OF ARCHITECTS 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006   A201-1987  13

5.3     SUBCONTRACTUAL RELATIONS

5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities which the Contractor, by these documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors shall similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

5.4     CONTINGENT ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

        .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor in writing; and

        .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

5.4.2 If the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.

                                   ARTICLE 6
                                   ---------

                             CONSTRUCTION BY OWNER
                           OR BY SEPARATE CONTRACTORS

6.1     OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided elsewhere in the Contract Documents.


6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

6.1.3 The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule and Contract Sum deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Owner until subsequently revised.

6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this
Article 6 and Articles 10, 11 and 12.

6.2     MUTUAL RESPONSIBILITY

6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractors' completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

6.2.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

6.2.5 Claims and other disputes and matters in question between the Contractor and a separate contractor shall be subject to the provisions of Paragraph 4.3 provided the separate contractor has reciprocal obligations.

6.2.6 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Paragraph 3.14.

6.3     OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish as described in Paragraph 3.15, the Owner may clean up and allocate the cost among those responsible as the Architect determines to be just.
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14  A201-1987  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
               CONSTRUCTION - FOURTEENTH EDITION
               AIA(R) - (C) 1997 THE AMERICAN INSTITUTE OF ARCHITECTS,
               1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

                                   ARTICLE 7
                                   ---------

                              CHANGES IN THE WORK

7.1     CHANGES

7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

7.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

7.2     CHANGE ORDERS

7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect, stating their agreement upon all of the following:

        .1  a change in the Work;

        .2  the amount of the adjustment in the Contract Sum, if any; and

        .3  the extent of the adjustment in the Contract Time, if any.

7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

7.3     CONSTRUCTION CHANGE DIRECTIVES

7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work and stating a proposed basis for adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

        .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

        .2 unit prices stated in the Contract Documents or subsequently agreed upon;

        .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

        .4  as provided in Subparagraph 7.3.6.

7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph
7.3.6 shall be limited to the following:

        .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' or workmen's compensation insurance;

        .2 costs of materials, supplies and equipment, including costs of transportation, whether incorporated or consumed;

        .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

        .4 costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

        .5 additional costs of supervision and field office personnel directly attributable to the change.

7.3.7 Pending final determination of cost to the Owner, amounts not in dispute may be included in Applications for Payment. The amount of credit allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

7.3.8 If the Owner and Contractor do not agree with the adjustment in Contract Time or the method for determining it, the adjustment or the method shall be referred to the Architect for determination.

7.3.9 When the Owner and Contractor agree with the determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

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AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT           A201-1987   15
FOR CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK
AVENUE N.W., WASHINGTON, D.C. 20006

7.4     MINOR CHANGES IN THE WORK

7.4.1 The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.


                                   ARTICLE 8

                                      TIME


8.1     DEFINITIONS

8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

8.1.2 The date of commencement of the Work is the date established in the Agreement. The date shall not be postponed by the failure to act of the Contractor or of persons or entities for whom the Contractor is responsible.

8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

8.2     PROGRESS AND COMPLETION

8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

8.3     DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Contractor is delayed at any time in progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner pending arbitration, or by other causes which the Architect determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.

8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

                                   ARTICLE 9

                            PAYMENTS AND COMPLETION

9.1     CONTRACT SUM

9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

9.2     SCHEDULE OF VALUES

9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect a Schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

9.3     APPLICATIONS FOR PAYMENT

9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for elsewhere in the Contract Documents.

9.3.1.1 Such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders.

9.3.1.2 Such applications may not include requests for payment of amounts the Contractor does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason.

9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

9.4     CERTIFICATES FOR PAYMENT

9.4.1 The Architect will, within seven days after receipt of the Contractor's Application for Payment, either issue to the



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16  A201-1987   AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
                CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's observations at the site and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

9.5  DECISIONS TO WITHHOLD CERTIFICATION

9.5.1 The Architect may decide not to certify payment and may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also decide not to certify payment or, because of subsequently discovered evidence or subsequent observations, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss because of:

        .1  defective Work not remedied;

        .2 third party claims filed or reasonable evidence indicating probable filing of such claims;

        .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

        .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

        .5  damage to the Owner or another contractor;

        .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

        .7 persistent failure to carry out the Work in accordance with the Contract Documents.

9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

9.6  PROGRESS PAYMENTS

9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

9.7  FAILURE OF PAYMENT

9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Contractor may, upon seven additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, which shall be accomplished as provided in Article 7.

9.8  SUBSTANTIAL COMPLETION

9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy or utilize the Work for its intended use.

9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected. The Contractor shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Upon receipt of the Contractor's list, the Architect will make an inspection to determine whether the Work or desig-

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AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE         A201-1987     17
AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W.,
WASHINGTON D.C. 20006
nated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not in accordance with the requirements of the Contract Documents, the Contractor shall, before issuance of the Certificate of Substantial
Completion, complete or correct such item upon notification by the Architect. The Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion. When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contractor Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate.

9.8.3 Upon Substantial Completion of the Work or designated portion thereof and upon application by the Contractor and certification by the Architect, the Owner shall make payment, reflecting adjustment in retainage, if any, for such Work or portion thereof as provided in the Contract Documents.

9.9     PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any age when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Subparagraph 11.3.11 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.

9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

9.10    FINAL COMPLETION AND FINAL PAYMENT

9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's observations and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in said final Certificate is due and payable. The Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph 9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances, arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims. The making of final payment shall constitute a waiver of claims by the Owner as provided in Subparagraph 4.3.5.

9.10.4 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. Such waivers shall be in addition to the waiver described in Subparagraph 4.3.5.

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18  A201-1987   AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
                CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

                                   ARTICLE 10

                       PROTECTION OF PERSONS AND PROPERTY

10.1    SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

10.1.2 In the event the Contractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Contractor shall immediately stop Work in the area affected and report the condition to the Owner and Architect in writing. The Work in the affected area shall not thereafter be resumed except by written agreement of the Owner and Contractor if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless. The Work in the affected area shall be resumed in the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harmless, by written agreement of the Owner and Contractor, or in accordance with final determination by the Architect on which arbitration has not been demanded, or by arbitration under Article 4.

10.1.3 The Contractor shall not be required pursuant to Article 7 to perform without consent any Work relating to asbestos or polychlorinated biphenyl (PCB).

10.1.4 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Owner, anyone directly or indirectly employed by the Owner or anyone for whose acts the Owner may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Subparagraph 10.1.4.

10.2    SAFETY OF PERSONS AND PROPERTY

10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

        .1 employees on the Work and other persons who may be affected thereby:

        .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

        .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses
10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

10.3    EMERGENCIES

10.3.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and
Article 7.

                                   ARTICLE 11

                              INSURANCE AND BONDS

11.1    CONTRACTOR'S LIABILITY INSURANCE

11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

        .1 claims under workers' or workmen's compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

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INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON,
D.C. 20006

        .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

        .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

        .4 claims for damages insured by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Contractor, or (2) by another person;

        .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

        .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

        .7 claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.

11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

11.1.3 Certificates of Insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These Certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

11.2    OWNER'S LIABILITY INSURANCE

11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under the Contract. The Contractor shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

11.3    PROPERTY INSURANCE

11.3.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance in the amount of the initial Contract Sum as well as subsequent modifications thereto for the entire Work at the site on a replacement cost basis without voluntary deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 11.3 to be covered, whichever is earlier. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Work.

11.3.1.1 Property insurance shall be on an all-risk policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, false-work, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's services and expenses required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

11.3.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. if the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor, then the Owner shall bear all reasonable costs property attributable thereto.

11.3.1.3 If the property insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Contractor shall pay costs not covered because of such deductibles. If the Owner or insurer increases the required minimum deductibles above the amounts so identified or if the Owner elects to purchase this insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of such increased or voluntary deductibles. If deductibles are not identified in the Contract Documents, the Owner shall pay costs not covered because of deductibles.

11.3.1.4 Unless otherwise provided in the Contract Documents, this property insurance shall cover portions of the Work stored off the site after written approval of the Owner at the value established in the approval, and also portions of the Work in transit.

11.3.2 BOILER AND MACHINERY INSURANCE. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

11.3.3 LOSS OF USE INSURANCE. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

11.3.4 If the Contractor requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

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20 A201-1987    AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR
                CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006

11.3.5 If during the Project construction period the Owner insures properties, real or personal or both, adjoining or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of subparagraph 11.3.7 for damages caused by fire or other perils covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

11.3.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Contractor.

11.3.7 WAIVERS OF SUBROGATION. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Paragraph 11.3 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

11.3.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.3.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

11.3.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.5. If after such loss no other special agreement is made, replacement of damaged property shall be covered by appropriate Change Order.

11.3.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner's exercise of this power; if such objection be made, arbitrators shall be chosen as provided in Paragraph 4.5. The Owner as fiduciary shall, in that case, make settlement with insurers in accordance with directions of such arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

11.3.11 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

11.4    PERFORMANCE BOND AND PAYMENT BOND

11.4.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

11.4.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

                                   ARTICLE 12
                                   ----------

                       UNCOVERING AND CORRECTION OF WORK

12.1    UNCOVERING OF WORK

12.1.1 If a portion of the Work is covered contrary to the Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect's observation and be replaced at the Contractor's expense without change in the Contract Time.

12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to observe prior to its being covered, the Architect may request to see such work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be charged to the Owner. If such Work is not in accordance with the Contract Documents, the Contract shall pay such costs unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

12.2    CORRECTION OF WORK

12.2.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby.

12.2.2  If, within one year after the date of Substantial Completion of the work or designated portion thereof, or after the date
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AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT           A201-1987   21
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AVENUE N.W., WASHINGTON, D.C. 20006
for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. This period of one year shall be extended with respect to portions of work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work. This obligation under this Subparagraph
12.2.2 shall survive acceptance of the Work under the Contract and termination of the Contract. The Owner shall give such notice promptly after discovery of the condition.

12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

12.2.4 If the Contractor fails to correct nonconforming Work within a reasonable time, the Owner may correct it in accordance with Paragraph 2.4. If the Contractor does not proceed with correction of such nonconforming Work within a reasonable time fixed by written notice from the Architect, the Owner may remove it and store the salvable materials or equipment at the Contractor's expense. If the Contractor does not pay costs of such removal and storage within ten days after written notice, the Owner may upon ten additional days' written notice sell such materials and equipment at auction or at private sale and shall account for the proceeds thereof, after deducting costs and damages that should have been borne by the Contractor, including compensation for the Architect's services and expenses made necessary thereby. If such proceeds of sale do not cover costs which the Contractor should have borne, the Contract Sum shall be reduced by the deficiency. If payments then or thereafter due the Contractors are not sufficient to cover such amount, the Contractor shall pay the difference to the Owner.

12.2.5 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of work which is not in accordance with the requirements of the Contract Documents.

12.2.6 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the time period of one year as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the work.

12.3    ACCEPTANCE OF NONCONFORMING WORK

12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

13.1    GOVERNING LAW

13.1.1 The Contract shall be governed by the law of the place where the Project is located.

13.2    SUCCESSORS AND ASSIGNS

13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

13.3    WRITTEN NOTICE

13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

13.4    RIGHTS AND REMEDIES

13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

13.5    TESTS AND INSPECTIONS

13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so the Architect may observe such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so the Architect may observe such procedures.


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
                           AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION
22    A201-1987            AIA(R) - (c)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006

The Owner shall bear such costs except as provided in Subparagraph 13.5.3.

13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6    INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

13.7    COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1  As between the Owner and Contractor:

        .1 BEFORE SUBSTANTIAL COMPLETION. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

        .2 BETWEEN SUBSTANTIAL COMPLETION AND FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

        .3 AFTER FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

                                   ARTICLE 14
                                   ----------

                   TERMINATION OR SUSPENSION OF THE CONTRACT

14.1    TERMINATION BY THE CONTRACTOR

14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 days through no act or fault of the Contractor or a Subcontractor. Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor, for any of the following reasons:

        .1 issuance of an order of a court or other public authority having jurisdiction;

        .2 an act of government, such as a declaration of national emergency, making material unavailable;

        .3 because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents;

        .4 If repeated suspensions, delays or interruptions by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or

        .5 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1

14.1.2 If one of the above reasons exists, the Contractor may, upon seven additional days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

14.1.3 If the Work is stopped for a period of 60 days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.2.

14.2    TERMINATION BY THE OWNER FOR CAUSE

14.2.1  The Owner may terminate the Contract if the Contractor:

        .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

        .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

        .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

        .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

14.2.2 When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to jus-
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AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT           A201-1987   23
FOR CONSTRUCTION - FOURTEENTH EDITION AIA(R) - (C)1987
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AVENUE N.W., WASHINGTON,, D.C. 20006
tify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

        .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

        .2  accept assignment of subcontracts pursuant to Paragraph 5.4; and

        .3 finish the Work by whatever reasonable method the Owner may deem expedient.

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contract shall not be entitled to receive further payment until the Work is finished.

14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, such excess shall be paid to the Contractor. If such costs exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

14.3  SUSPENSION BY THE OWNER
      FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

14.3.2 An adjustment shall be made for increases in the cost of performance of the Contract, including profit on the increased cost of performance, caused by suspension, delay or interruption. No adjustment shall be made to the extent:

        .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

        .2 that an equitable adjustment is made or denied under another provision of this Contract.

14.3.3 Adjustments made in the cost of performance may have a mutually agreed fixed or percentage fee.





--------------------------------------------------------------------------------
                      AIA DOCUMENT 201 - GENERAL CONDITIONS OF THE CONTRACT FOR
24  A201-1987         CONSTRUCTION - FOURTEENTH EDITION
                      AIA(R) - (C) 1987 THE AMERICAN INSTITUTE OF ARCHITECTS,
                      1755 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006

                                      3/87

                                 ATTACHMENT "A"
                           List of Contract Documents
                                      for
                                CONCEPTS DIRECT

Number                  Title/Description                               Date
------                  -----------------                               ----
S1.1                    General Notes                                   3/18/97
S1.2                    Structural Details                              3/18/97
S1.3                    Structural Details                              3/18/97
S2.1                    Drilled Pier Schedule
S2.2                    Foundation Plan                                 3/18/97
S2.3                    Foundation Plan                                 3/18/97
S2.4                    Foundation Plan                                 3/18/97
S2.5                    Foundation Plan                                 3/18/97
S2.6                    Foundation Plan                                 3/18/97
S2.7                    Foundation Plan                                 3/18/97
S2.8                    Mezzanine Floor Framing Plan                    3/18/97
S3.1                    Special Joist Load Schedule                     3/18/97
S3.2                    Roof Framing Plan                               3/18/97
S3.3                    Roof Framing Plan                               3/18/97
S3.4                    Roof Framing Plan                               3/18/97
S3.5                    Roof Framing Plan                               3/18/97
S3.6                    Roof Framing Plan                               3/18/97
S3.7                    Roof Framing Plan                               3/18/97
S3.8                    Truss A, B, & C Details                         3/18/97
S4.1                    Tilt-up Wall Panel Reinforcing Schedule         3/18/97
S4.2                    Wall Panel Details                              3/18/97
S4.3                    Wall Panel Details                              3/18/97
S4.4                    Wall Panel Details                              3/18/97
S5.1                    Roof Framing Details                            3/18/97
S5.2                    Structural Details                              3/18/97
Civil 14 of 23          Lot 1 Site Plan                                 2/5/97
Civil 15 of 23          Lot 1 Utility Plan                              2/5/97
Civil 16 of 23          Lot 1 Utility Profiles                          2/5/97
Civil 17 of 23          Lot 1 Grading Plan                              2/5/97
Civil 18 of 23          Final Drainage Plan                             2/5/97
Civil 19 of 23          Erosion Control Plan                            2/5/97
Civil 20 of 23          Detail Sheet                                    1/29/97
Civil 21 of 23          Detail Sheet                                    1/29/97
Landscape Sheet 1       Landscape Plan                                  1/6/97
Landscape Sheet 2       Landscape Plan                                  1/6/97
Landscape Sheet 3       Landscape Plan                                  1/6/97

                                 ATTACHMENT "A"
                                    Page Two
                                      for
                                CONCEPTS DIRECT

Number                  Title/Description                               Date
------                  -----------------                               ----
Sheet I-1               Irrigation Plan                                 1/6/97
Sheet I-2               Irrigation Plan                                 1/6/97
Sheet I-3               Irrigation Plan                                 1/6/97
Sheet I-4               Irrigation Plan                                 1/6/97
A1.1                    Site/Roof Plan                                  3/18/97
A1.2                    Site Details                                    3/18/97
A1.3                    Roof Details                                    3/18/97
A2.1                    Master Floor Plan                               3/18/97
A2.2-A2.7               Partial Floor Plan                              3/18/97
A2.8                    Enlarger Plans                                  3/18/97
A2.9                    Enlarger Plans                                  3/18/97
A2.10                   Enlarger Plans                                  3/18/97
A3.1                    Master Reflected Ceiling Plan                   3/18/97
A3.2-A3.7               Partial Reflected Ceiling Plan                  3/18/97
A4.1                    Elevations                                      3/18/97
A4.2-A4.5               Partial Elevations                              3/18/97
A5.2-A5.14              Sections                                        3/18/97
A6.1                    Door/Hardware Schedule                          3/18/97
A6.2                    Door/Window Details                             3/18/97
A6.3-A6.6               Casework Elevations                             3/18/97
A7.1                    Finish Schedule                                 3/18/97
A8.1-A8.5               Interior Details                                3/18/97
M1.2-M1.7               Partial Floor Plans                             3/7/97
M1.8                    Mechanical Schedule                             3/7/97
P1.1                    Plumbing Floor Plan                             3/7/97
P1.2                    Plumbing Enlarger Plans                         3/7/97
E1.0                    One Line Diagram                                4/18/97
E1.1                    Electrical Site Plan                            4/7/97
E1.2                    Mechanical Schedule                             4/7/97
E1.3                    Luminiare Schedule                              4/18/97
E1.4                    Electrical Room Panels                          4/7/97
E1.5                    Electrical Closets/Equipment Room Panels        4/7/97
E2.1                    Fire Alarm & Mechanical Equipment Plan          4/7/97
E2.2 thru E2.5          Partial Electrical Plans                        4/18/97
E2.6 thru E3.3          Partial Electrical Plans                        4/7/97
E3.4 thru E3.7          Partial Electrical Plans                        4/18/97

                                ATTACHMENT "A"
                          List of Contract Documents
                                      For
                                CONCEPTS DIRECT

Geotechnical Engineering Report prepared by Terracon dated December 9, 1996. Saunders Construction Inc. project scheduled, revised February 20, 1997. Addendum #1 to Bid Package #3 - dated April 10, 1997
Addendum #2 to Bid Package #3 - dated April 15, 1997
Project Specifications Entitled Concepts Direct Office/Manufacturing/
Distribution
        Facility as Prepared by Intergroup, Inc. Dated February 14, 1997 Supplemental Conditions
Supplementary General Conditions

-------------------------------------------------------------------------------

                                 ATTACHMENT B

                                 COST SUMMARY

SAUNDERS                             OWNER:                 ARCHITECT:
6950 S. Jordan Road              CONCEPTS DIRECT            INTERGROUP, INC.
Englewood, Colorado                                         DENVER, COLORADO

Prepared BY: GC/DH             GMP ESTIMATE FOR:            ESTIMATE NUMBER: 96091
DATE: 4/30/97              CONCEPTS DIRECT WAREHOUSE
REV:  5/1/97             Building and Site Development      BUILDING AREA: 118800 SF
                              Longmont, Colorado

-------------------------------------------------------------------------------


             DESCRIPTION                               AMOUNT    $/PER SE
             -----------                               ------    --------
SITEWORK
     Site Preparation and Earthwork          $291,474                 $2.45
     Site Concrete                           $179,868                 $1.51
     Asphalt Paving                          $183,539                 $1.54
     Site Utilities                           $69,357                 $0.58
     Site Specialties                         $83,803                 $0.71
     Landscape and Irrigation                $253,783                 $2.14
          Subtotal                                     $1,061,825     $8.94

CONCRETE
     Foundations/Footings/Caissons           $257,472                 $2.17
     Floor Slabs and Infills                 $274,253                 $2.31
     Site Cast Tilt-up Wall Panels           $318,166                 $2.68
     Grout                                    $14,363                 $0.12
          Subtotal                                       $864,254     $7.27

MASONRY
     Block Masonry                                 $0                 $0.00
     Stonework                                     $0                 $0.00
          Subtotal                                             $0

METALS
     Structural Steel Material               $519,514                 $4.37
     Steel Erection                                $0                 $0.00
     Bar Joists and Metal Deck                     $0                 $0.00
     Miscellaneous Metal Items                $22,454                 $0.19
          Subtotal                                       $541,967     $4.56

CARPENTRY
     Rough Carpentry                          $27,221                 $0.23
     Finish Carpentry                        $136,227                 $1.15
          Subtotal                                       $163,448     $1.36

THER/MOIST PROTECTION
     Dampproofing / Waterproofing              $5,149                 $0.04
     Batt and Foundation Insulation           $13,460                 $0.11
     Membrane Roofing and Sheet Metal        $214,289                 $1.80
     Metal Wall Panels                        $13,000                 $0.11
     Roof Hatches and Skylights               $37,146                 $0.31
     Caulking and Sealants                    $21,383                 $0.18
          Subtotal                                       $304,426     $2.56

DOORS & WINDOWS
     Hollow Metal Doors, Frames and Hardware  $87,414                 $0.74
     Wood Doors                               $28,716                 $0.24
     Overhead Doors                           $13,061                 $0.11
     Special Doors                            $13,283                 $0.11
     Aluminum Framing and Glazing             $86,406                 $0.73
          Subtotal                                       $228,880     $1.93

-------------------------------------------------------------------------------
                          Prepared by Saunders 5/2/97

------------------------------------------------------------------------------------------------------------------------------------

                              DESCRIPTION                                                      AMOUNT
                              -----------                                                      ------

          FINISHES
               Metal Studs and Drywall                                       $404,185                               $3.40
               Ceramic Tile                                                   $41,398                               $0.35
               Accoustical Ceilings                                           $66,630                               $0.56
               Carpeting                                                     $145,043                               $1.22
               Painting                                                       $93,500                               $0.79
                              Subtotal                                                       $750,756               $6.32

          SPECIALITIES                                                                        $24,137               $0.20

          EQUIPMENT                                                                           $47,498               $0.40

          FURNISHINGS                                                                         $60,688               $0.51

          MECHANICAL
               Fire Sprinklers                                                $98,514                               $0.83
               Plumbing                                                      $228,967                               $1.93
               Heating, Ventilating, Air Conditioning, and Piping            $623,179                               $5.25
                              Subtotal                                                       $950,660               $8.00

          ELECTRICAL                                                                         $764,496               $6.44
                                                                                             --------               -----

------------------------------------------------------------------------------------------------------------------------------------

          Subtotal HARD COSTS                                                              $5,763,036              $48.51

18500     CONSTRUCTION CONTINGENCY                                                           $120,000               $1.01
          GENERAL CONDITIONS/SUPERVISION/INSURANCE                                           $216,920               $1.83
          BUILDING PERMIT & PLAN CHECK FEES                                                       N/A          Paid by Owner
18100     MISC PERMITS AND FEES                                                                $3,054               $0.03
          USE TAX                                                                                 N/A          Paid by Owner
18300     PERFORMANCE & PAYMENT BONDS                                                              $0          Alternate
18003     BUILDER'S RISK INSURANCE                                                             $4,122               $0.03
                                                                                               ------               -----

                                        SUBTOTAL                                           $6,107,131              $51.41
          CONSTRUCTION FEE                                                                   $244,285               $2.06
                                                                                             --------               -----

          ---------------------------------------------------------------------------------------------------------------
300       TOTAL                                                                            $6,351,416              $53.46
          ---------------------------------------------------------------------------------------------------------------

        DEVELOPMENT FEES
          Mountain View Fire District - Plan review & inspections                                 N/A          Paid by Owner
          Development Fees                                                                        N/A          Paid by Owner

          ---------------------------------------------------------------------------------------------------------------
          PROJECT TOTAL                                                                    $6,351,416              $53.46
          ---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



                          Prepared by Saunders 5/2/97

------------------------------------------------------------------------------------------------------------------------------------

      SAUNDERS                                             OWNER:                                          ARCHITECT:
      6950 S. Jordan Road                              CONCEPTS DIRECT                                     INTERGROUP, INC.
      Englewood, Colorado                                                                                  DENVER, COLORADO



      PREPARED BY: GC/DH                              GMP ESTIMATE FOR:                                    ESTIMATE NUMBER:  96091
      DATE: 4/30/97                               CONCEPTS DIRECT WAREHOUSE
      REV:  5/1/97                              Building and Site Development                              BUILDING AREA: 118800 SF
                                                     Longmont, Colorado

------------------------------------------------------------------------------------------------------------------------------------
Cost           Description                         QTY   UM        Unit         Amount          $/SF         Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------

          DIVISION I - GENERAL CONDITIONS

1001      Licenses & Misc. Bonds                    1   LS      $3,053.57          $3,054     $0.03
1026      Field Meetings                           30   WKS        $25.00            $750     $0.01
1027      Superintendents's Truck Expense         7.5   MO        $524.56          $3,934     $0.03
1029      PM/PE Mileage                            30   WKS        $45.00          $1,350     $0.01     - 1 Trip per week
1031      Safety Labor and Materials              7.5   MO        $104.23            $782     $0.01
1031      Safety Overhead                           1   LS      $6,683.03          $6,683     $0.06
1031      Safety Inspections                        2   EA        $350.00            $700     $0.01
1040      General Superintendent                        N/A                            $0               Not Required
1041      Superintendent                           30   WKS     $1,996.00         $59,880     $0.50
1043      Project Manager                          30   WKS       $520.00         $15,600     $0.13
1044      Project Engineer                         30   WKS     $1,562.00         $46,860     $0.39
1045      Project Administrator                    30   WKS       $180.00          $5,400     $0.05
1050      General Labor and Clean-up               30   WKS       $368.00         $11,064     $0.09
1312      Project Photographs                     7.5   MO         $20.76            $156     $0.00
1313      Blueprinting and Duplication              1   LS      $1,500.00          $1,500     $0.01     Shop Drawings, Etc.
1314      As-Built Survey                           1   LS      $1,000.00          $1,000     $0.01
1316      Mailing and Shipping                      1   LS        $250.00            $250     $0.00
1501      Temporary Power Consumption             7.5   MO      $1,000.00          $7,500     $0.06
1504      Temporary Telephone                     7.5   MO      $1,200.00          $9,000     $0.08
1505      Temporary Water                         7.5   MO        $125.00            $938     $0.01
1505      Drinking Water                          7.5   MO         $85.00            $638     $0.01
1506      Temporary Toilet                        7.5   MO        $250.00          $1,875     $0.02
1507      Temporary Fire Protection                 1   LS        $150.00            $150     $0.00
1508      Temporary Storage Trailer               7.5   MO        $100.00            $750     $0.01
1509      Temporary Construction Office           7.5   MO        $250.00          $1,875     $0.02
1509      Move-in/Out Temporary Trailers            1   LS      $1,582.77          $1,583     $0.01
1511      Communications Equipment                      N/A                            $0
1522      Small Tools and Equipment                 1   LS      $4,455.35          $4,455     $0.04
1522      Consumable Small Tools                    1   LS      $1,038.00          $1,038     $0.01
1525      Trash Dumpsters                          48   EA        $230.00         $11,040     $0.09
1610      Material Deliveries                       1   LS      $8,910.70          $8,911     $0.08
1700      Punchlist                                 1   LS      $1,366.94          $1,367     $0.01
1710      Final Clean-up - Manufacturing       53,300   SF          $0.03          $1,599     $0.01
1710      Final Clean-up - Office              65,500   SF          $0.08          $5,240     $0.04
                                               ------               -----          ------     -----

          --------------------------------------------------------------------------------------------------------------------------
          TOTALS General Conditions                                              $216,920     $1.83
          --------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

GMP Estimate                         Page 1                     11:00 AM  5/2/97

------------------------------------------------------------------------------------------------------------------------------------

      SAUNDERS                                             OWNER:                                          ARCHITECT:
      6950 S. Jordan Road                              CONCEPTS DIRECT                                     INTERGROUP, INC.
      Englewood, Colorado                                                                                  DENVER, COLORADO



      PREPARED BY: GC/DH                              GMP ESTIMATE FOR:                                    ESTIMATE NUMBER:  96091
      DATE: 4/30/97                               CONCEPTS DIRECT WAREHOUSE
      REV:  5/1/97                              Building and Site Development                              BUILDING AREA: 118800 SF
                                                     Longmont, Colorado

------------------------------------------------------------------------------------------------------------------------------------
Cost           Description                         QTY  UM         Unit           Amount       $/SF           Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------

          DIVISION II - SITEWORK

2200   SITE PREPARATION AND EARTHWORK
2048      Layout labor                              1  LS       $2,570.40          $2,570     $0.02
2048      Restaking / Second Survey                 1  LS       $5,000.00          $5,000     $0.04
2022      Temp. Barricade, etc.                     8  MO         $208.45          $1,583     $0.01
2200      Earthwork Subquote                        1  SC     $180,500.00        $180,500     $1.52     Horn Contruction
2200      Stabilize subgrades - change order        1  SC      $45,467.00         $45,467     $0.38     Horn Construction
          Road work for perimeter roads                INCL                            $0
2055      Remove irrigation canal for road work     1  LS       $2,420.00          $2,420     $0.02
          Vehicle Tracking Control/Silt Fence       1  SC                     In Subquote
          Sawcut Asphalt @ Street                      N/A                             $0               None Required
          Sawcut Sidewalk                              N/A                             $0               None Required
          Sawcut Street Curbs                          N/A                             $0               None Required
          Clear and grub site - total site             INCL                   In Subquote
          Strip & Stockpile topsoil                    INCL                   In Subquote               6" Across Site
          Cuts to fills direct on site                 INCL                   In Subquote
          Import fill material                         INCL                   In Subquote               Move from adjacent Site
          Excavate detention pond                      INCL                   In Subquote
          Scarify & Recompact @ Site Conc.             INCL                   In Subquote
          Structural Fill From Borrow - 3'             INCL                   In Subquote               At Building Pad
          Structual fill under slab & footings         N/A                             $0               Not Required
          Excavate/Backfill building perimeter         INCL                   In Subquote
          Finish grade building pad                    INCL                   In Subquote
          Replace topsoil @ landscaped areas           INCL                   In Subquote               6" Thick
          Fine grade parking & landscape               INCL                   In Subquote
          Build Temporary road - 9" road base          INCL                   In Subquote
          Remove temp. road, topsoil cover             INCL                   In Subquote
          Silt Fence                                   INCL                   In Subquote
2200      Proof roll & repairs (stabilize
            subgrades)                              1  LS       $5,000.00          $5,000     $0.04     ALLOWANCE
2040      Scarify & recompact under temp. road      1  SC       $3,500.00          $3,500     $0.03
2040      Miscellaneous regrading                   1  LS       $3,500.00          $3,500     $0.03
          Under drain & piping in streets              N/A                             $0               Later bid package
2040      Temporary Drives and Parking              1  LS       $3,184.40          $3,184     $0.03     Trailer parking lot
          Frost / Mud / Snow removal                   N/A                             $0               Draw from contingency
                                                                                                         if needed
          Import pit run under dock paving             N/A                             $0               Draw from contingency
                                                                                                         if needed
2051      Pumping water                             1  LS         $568.80            $569     $0.00
2522      Skid Steer Loader                         3  MO       $2,249.45          $6,748     $0.06
2522      Misc. Rental Equip                        1  LS       $2,822.48          $2,822     $0.02     Compactors, etc.
2200      Bury culvert @ borrow pit                 1  LS       $2,500.00          $2,500     $0.02
2040      Gravel for crane / fire truck access      1  LS      $13,000.00         $13,000     $0.11
          Place dirt over vapor barrier         2,220  CY                              $0               Not included $11,000
          Perimeter drain                              N/A                             $0               Not Required
2480      Gravel @ Planters                        14  CY          $50.00            $700     $0.01
2480      Filter Fabric in Planters               320  SF           $1.00            $320     $0.00
2480      Topsoil @ Planters                       28  CY          $30.00            $840     $0.01
2040      Maintain access road                      6  MO         $921.93          $5,532     $0.05
2054      Maintenance & removal of silt fence       6  M0         $273.18          $1,639     $0.01
2050      Sweep/Clean public roads                  6  MO         $197.52          $1,185     $0.01
2054      Dust Control                              3  MO         $971.28          $2,914     $0.02     1hrs 3x/week
2500   ASPHALT PAVING
          Layout                                       N/A                                              By Owner
          Paving subquote                           1  SC     $173,273.00        $173,273     $1.46     Bituminous
          Scarify and recompact subgrade            1  SC       $6,839.00          $6,839     $0.06     Bituminous
2500      Parking lot paving 5' Depth          16,175  SY                              $0
------------------------------------------------------------------------------------------------------------------------------------


GMP Estimate                         Page 2                     11:00 AM  5/2/97

------------------------------------------------------------------------------------------------------------------------------------
Cost           Description                         QTY   UM        Unit         Amount       $/SF               Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------
2500      Truck paving @ docks 7" Depth         3,264  SY                              $0
          Add second move-in                           INCL                            $0
          Raise water valves and manholes           1  LS       $3,427.20          $3,427     $0.03
          Repair Asphalt @ Curb Cuts/Utilities         N/A                             $0                   Not Required
2532  CONCRETE PAVING
2048      Layout labor                              1  LS       $4,051.90          $4,052     $0.03
2532      Fine Grade                           14,257  SF           $0.25          $3,564     $0.03
2522      Skid Steer Loader                         1  MO       $2,249.45          $2,249     $0.02
2522      Air Compressor                            1  MO       $2,113.12          $2,113     $0.02
2532      Edge Form                               404  LF           $2.35            $951     $0.01
3097      Form number                             404  LF           $0.36            $147     $0.00
2532      Doweled Edge & Bulkhead Forms            32  LF           $2.62             $84     $0.00
3097      Form number                              32  LF           $0.42             $13     $0.00
2532      Keyway on Edge Form                      32  LF           $0.75             $24     $0.00
3097      Form number                              32  LF           $0.52             $17     $0.00
2532      Expansion Jt. Filler - 8"               302  LF           $1.41            $425     $0.00
3203      Place 3/4" Dia. x 18" Smooth Dowels      22  EA           $1.05             $23     $0.00
3203      Furnish 3/4" x 18" Smooth Dowels         22  EA           $1.09             $24     $0.00
3220      Wire Mesh - 6X6/W2.9XW2.9               151  SQS         $17.19          $2,597     $0.02
3300      Concrete Material                       389  CY          $56.62         $22,036     $0.19
2800      Pump Concrete @ Truck Aprons              1  LS       $1,500.00          $1,500     $0.01
2532      Place & Finish                       14,257  SF           $0.50          $7,129     $0.06
3390      Sawcut Control Joints for Seal        1,901  LF           $0.70          $1,331     $0.01
2532      Cure and Protect                     14,257  SF           $0.05            $743     $0.01
          Weather Protection                        1  LS                              $0                   Not Required
2535   SLOPED DOCK WALLS
2535      Fine grade/hand excavate slope          720  SF           $0.92            $664     $0.01
2535      Edge form - top and bottom              252  LF           $3.66            $923     $0.01
3097      Form lumber                             252  LF           $0.52            $131     $0.00
2535      Expansion Joint Filler                   12  SF           $4.54             $54     $0.00
3300      Concrete Material                        14  CY          $56.62            $793     $0.01
2535      Place & finish slab                     660  SF           $0.75            $495     $0.00
2180      Strip and face curbs                    252  LF           $3.50            $882     $0.01
3201      Rebar                                 1,200  LBS                    (In Quote)
2535      Cure & protect                          912  SF           $0.05             $45     $0.00
2180   CURB AND GUTTER
2180      Fine Grade                           11,180  SF           $0.26          $2,925     $0.02
2180      Form & Place                          5,590  LF           $4.50         $25,155     $0.21         Subcontract
2180      Trowel finish curbs                     168  HRS         $28.56          $4,798     $0.04
2180      Expansion Joint Filler                  559  LF           $2.40          $1,342     $0.01
3300      Concrete Material                       342  CY          $60.20         $20,573     $0.17
2180      Cure and Protect                     14,000  SF           $0.05            $730     $0.01
       DRAIN CHASES                                   N/A                                                   Underground drains
2185   CROSS PANS @ CURB CUTS
2185      Fine Grade                            4,382  SF           $0.26          $1,146     $0.01
2185      Form Edges                            1,459  LF           $2.50          $3,648     $0.03
3097      Form lumber                           1,459  LF           $0.36            $530     $0.00
3300      Concrete Material                        88  CY          $56.62          $4,962     $0.04
3220      Wire Mesh - 6X6/W1.4XW1.4                47  SQS         $17.19            $813     %0.01
2185      Place and Finish Concrete             4,382  SF           $0.50          $2,191     $0.02
2185      Cure and Protect                      4,382  SF           $0.05            $228     $0.00
2190   SIDEWALKS @ BUILDING PERIMETER
2190      Fine Grade                            9,900  SF           $0.26          $2,590     $0.02
2190      Form Edges and Bulkheads                496  LF           $2.50          $1,240     $0.01
3097      Form lumber                             496  LF           $0.36            $180     $0.00
2190      Expansion Joint Filler                  678  LF           $0.78            $530     $0.00
3300      Concrete Material                       131  CY          $56.62          $7,399     $0.06
3220      Wire Mesh - 6X6/W1.4XW1.4               119  SQS         $17.19          $2,045     $0.02
2190      Place and Finish Concrete             9,900  SF           $0.50          $4,950     $0.04
2190      Cure and Protect                      9,900  SF           $0.05            $516     $0.00
2532   DOLLY STRIP AT TRUCK PARKING
2532      Fine Grade                              340  SF           $0.26             $89     $0.00
2532      Form Edges and Bulkheads                178  LF           $2.50            $445     $0.00
3097      Form lumber                             178  LF           $0.36             $65     $0.00
3300      Concrete Material                         7  CY          $56.62            $385     $0.00
3220      Wire Mesh - 6X6/W1.4XW1.4                 4  SQS         $17.19             $63     $0.00
2532      Place and Finish Concrete               340  SF           $0.50            $170     $0.00
2532      Cure and Protect                        340  SF           $0.05             $18     $0.00
------------------------------------------------------------------------------------------------------------------------------------

GMP Estimate                         Page 3                     11:00 AM  5/2/97

------------------------------------------------------------------------------------------------------------------------------------
Cost           Description                         QTY   UM        Unit         Amount        $/SF           Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------
2194   STOOPS AT EXIT DOORS - 6' x 6'
2194      Fine Grade                              216    SF         $0.26             $57     $0.00
2194      Form Edges and Bulkheads                103    LF         $2.86            $309     $0.00
3097      Form lumber
2194      Expansion Joint Filler                  432    LF         $0.78            $338     $0.00
3300      Concrete Material                         6    CY        $56.62            $340     $0.00
3220      Wire Mesh - 6X6/W1.4XW1.4                 3    SQS       $17.19             $52     $0.00
2194      Place and Finish Concrete               216    SF         $0.50            $108     $0.00
2194      Cure and Protect                        216    SF         $0.05             $11     $0.00
2194   TRANSFORMER PAD - 20' x 10'
2194      Fine Grade                              200    SF         $0.26             $52     $0.00
2194      Form Edges and Bulkheads                 76    LF         $2.50            $190     $0.00
3097      Form lumber                              76    LF         $0.36             $28     $0.00
2194      Expansion Joint Filler                   12    LF         $0.78              $9     $0.00
3300      Concrete Material                         4    CY        $56.62            $226     $0.00
3220      Wire Mesh - 6X6/W1.4XW1.4                 3    SQS       $17.19             $52     $0.00
2194      Place and Finish Concrete               200    SF         $0.50            $100     $0.00
2194      Cure and Protect                        200    SF         $0.05             $10     $0.00
       SIDEWALKS OUTSIDE P.L.                            N/A                                            Not Included
2185   DRAIN PANS
2185      Fine Grade                            3,916    SF         $0.26          $1,025     $0.01
2185      Form Edges and Bulkheads              1,538    LF         $1.57          $2,414     $0.02
3097      Form lumber                           1,538    LF         $0.26            $399     $0.00
2185      Expansion Joint Filler                  154    LF         $0.78            $120     $0.00
3300      Concrete Material                        78    CY        $56.62          $4,435     $0.04
2185      Place and Finish Concrete             3,916    SF         $0.50          $1,958     $0.02
2185      Cure and Protect                      3,916    SF         $0.05            $204     $0.00
2532   BASKETBALL SLAB
2532      Fine Grade                            1,280    SF         $0.26            $335     $0.00
2532      Form Edges and Bulkheads                144    LF         $1.57            $226     $0.00
3097      Form lumber                             144    LF         $0.26             $37     $0.00
3300      Concrete Material                        17    CY        $56.62            $957     $0.01
3220      Wire Mesh - 6X6/W1.4XW1.4                14    SQS       $17.19            $233     $0.00
2532      Place and Finish Concrete             1,280    SF         $0.50            $640     $0.01
2532      Cure and Protect                      1,280    SF         $0.05             $67     $0.00
       HOOP POLE BASE
2532      Excavate/backfill for pole base           2    CY        $73.76            $111     $0.00
2532      Place concrete base                       1    CY       $160.34            $224     $0.00
3300      Concrete material                         1    CY        $56.62             $79     $0.00
2181   CURB @ VOLLEYBALL PERIMETER
2181      Fine Grade                              180    LF         $1.00            $180     $0.00
2181      Form Edges over 12"                     720    SF         $3.50          $2,520     $0.02
3098      Form rental                             720    SF         $0.50            $360     $0.00
3099      Form hardware & accessories             720    SF         $0.52            $374     $0.00
3201      Rebar                                   600    LBS        $0.43            $259     $0.00
3300      Concrete Material                        10    CY        $56.62            $566     $0.00
2181      Place Concrete                          180    LF         $4.00            $720     $0.01
2181      Finish Top                              180    LF         $1.01            $183     $0.00
2181      Cure and Protect                        840    SF         $0.05             $44     $0.00
          Sand fill at court                       30    CY        $34.95          $1,035     $0.01
2181   CURB @ SIDE ENTRANCE PLANTERS
2181      Fine Grade                               78    LF         $1.00             $78     $0.00
2181      Form Edges over 12" - curved            234    SF         $5.00          $1,170     $0.01
3097      Form lumber                             234    SF         $1.56            $364     $0.00
3201      Rebar                                   300    LBS        $0.43            $129     $0.00
3300      Concrete Material                         2    CY        $56.62            $135     $0.00
2181      Place Concrete                           78    LF         $4.00            $312     $0.00
2181      Finish Top & Sides                       78    LF         $2.00            $156     $0.00
2181      Cure and Protect                        273    SF         $0.05             $14     $0.00
2195   LIGHT POLE BASES
2195      Site light poles                         19    EA       $331.68          $6,302     $0.05
3305   CONCRETE ENCASEMENTS ON TELEPHONE CONDUITS
3305      Place Encasements                        60    CY        $76.62          $4,597     $0.04     Exterior work only
3201      Rebar                                 1,800    LBS        $0.43            $776     $0.01     Exterior work only
2534   HANDICAP RAMPS
2534      Fine Grade                              420    SF         $0.26            $110     $0.00
2534      Form Edges 4"                            98    LF         $2.86            $281     $0.00
2534      Curb Form                                28    LF         $4.44            $124     $0.00
------------------------------------------------------------------------------------------------------------------------------------

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

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Cost           Description                         QTY   UM        Unit         Amount          $/SF         Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------
2534      Expansion Joint Filler                   14  LF           $0.78             $11     $0.00
3220      Wire Mesh - 6X6/W1.4XW1.4                 5  SQS         $16.86             $84     $0.00
3300      Concrete Material                         7  CY          $77.85            $549     $0.00     Colored ?
2534      Place and Finish Concrete               420  SF           $0.55            $231     $0.00
2534      Strip and Face Curbs                     28  LF           $3.50             $98     $0.00
2534      Cure and Protect                        420  SF           $0.05             $22     $0.00
2700   SITE UTILITIES
          Surveying and Staking                        N/A                             $0               By Owner
2700      Water Service                                N/A                             $0               By Owner
2700      Storm Sewer                               1  SC      $64,425.00         $64,425     $0.54     Excavating Engineers
          Trash guards                              2  EA       $2,166.14          $4,332     $0.04
2700      Roof Drain Piping                            INCL                            $0               In Above
2700      Sanitary Sewer                               N/A                             $0               By Owner
2700      Install sleeves for gas main - 2 each     2  EA         $300.00            $600     $0.01
2620   SITE SPECIALITY ITEMS
2577      Parking Lot Striping                      1  SC       $3,500.00          $3,500     $0.03
2620      Bike racks                                2  EA         $890.19          $1,780     $0.01
2620      Precast planters @ entrances              2  EA       $2,849.43          $5,699     $0.05
          Handicap/Fire Lane Signs                  1  SC       $3,500.00          $3,500     $0.03
2610      Directional Signage                          INCL                            $0               With allowance below
2611      Monument Sign at Entries                  7  EA       $7,000.00         $49,000     $0.41     ALLOWANCE
2611      Monument Sign at Highway 119              1  EA      $20,000.00         $20,000     $0.17     ALLOWANCE
          Horseshoe Pit
2620      Wood timbers @ perimeter                 32  LF           $9.00            $288     $0.00
2480      Sand fill for pit                         1  CY          $30.00             $36     $0.00
2480   LANDSCAPING AND IRRIGATION
2480      Landscape and Irrigation                  1  SC     $175,347.00        $175,347     $1.48     Urban Farmer
2480      Interior plantings                        1  ALLOW   $10,000.00         $10,000     $0.08     SCI Allowance
2480      Spread topsoil @ borrow pit               1  SC       $3,500.00          $3,500     $0.03
2480      Reseed Borrow areas                 185,000  SF           $0.12         $22,320     $0.19
2480      Reseed Temporary road area           21,800  SF           $0.12          $2,616     $0.02
2480      Landscaping @ Lot 3 & Hwy. 119            1  ALLOW   $40,000.00         $40,000     $0.34     ALLOWANCE
                                                    -          ----------         -------     -----

       -----------------------------------------------------------------------------------------------------------------------------
       TOTALS Site Development                                                 $1,061,825     $8.94
       -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

       DIVISION III - CONCRETE

3048      Layout labor                              1  LS      $12,686.30         $12,686     $0.11
3201   REINFORCING
3201      Rebar Quote                               1  SC      $57,688.70         $57,689     $0.49     Dalco
3201      Rebar Placing Quote                       1  SC      $27,071.00         $27,071     $0.23     Great Western
          Caisson rebar                            14  TN                      (In Quote)
          Exterior columns casings                  0  TN                      (In Quote)
          Grade Beams / Pier Caps                   4  TN                      (In Quote)
          Exterior CIP Columns                      3  TN                      (In Quote)
          Miscellaneous dowels, embeds              1  LS       $3,500.00          $3,500     $0.03
       SLABS
3220      WWF @ 5" Slab                         5,724  SF           $0.20          $1,163     $0.01
3220      Supports for Reinforcing Steel        5,724  SF           $0.03            $178     $0.00
3201      Misc. Rebar @ thickened, edges            1  LS       $1,038.00          $1,038     $0.01
          Rebar - #3's @ 18" oc ew                 28  TN                      (In Quote)
3201      Supports for Reinforcing Steel      113,532  SF           $0.03          $3,535     $0.03
3072   CAISSONS
          Caissons (18") - 77 ea                   62  CY
          Caissons (24") - 102 ea                 143  CY
3048      Layout Caissons                         179  EA          $31.14          $5,574     $0.05
3070      Drill Caissons - 18" & 24"                1  SC      $48,786.00         $48,786     $0.41     Snows Caissons
          Drill Caissons - 18"                    939  LF                            INCL
          Drill Caissons - 24"                  1,232  LF                            INCL
          Core drilling at rock                        INCL                            $0
          Remove Caisson Spoils                        INCL                                             (With Earthwork)
3072      Place Caissons                          402  CY          $11.42          $4,592     $0.04
3300      Concrete Material                       402  CY          $53.72         $21,594     $0.18
3800      Pump concrete                            11  DAYS     $1,609.09         $17,700     $0.15
3072      Form Tops                               358  LF          $18.95          $6,784     $0.06
3195      Embed Plates                            108  EA          $10.90          $1,177     $0.01
3195      Anchor Bolt Sets                         87  EA          $18.17          $1,581     $0.01
------------------------------------------------------------------------------------------------------------------------------------

GMP Estimate                         Page 5                     11:00 AM  5/2/97

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Cost                   Description                 QTY        UM           Unit     Amount       $/SF    Remarks
Code                                                                       Cost
-----------------------------------------------------------------------------------------------------------------------------------
              Pump Water                                  INCL                        INCL
3305     EXTERIOR COLUMN CASINGS
3305          Form Tops - Sonotube                        15 LF             $18.95     $275      $0.00
3305          Place Columns                                1 CY             $42.85      $45      $0.00
3300          Concrete Material                            1 CY             $53.72      $56      $0.00
3110     GRADE BEAMS / PIER CAPS
2260          Fine Grade                                 179 SF              $0.50      $90      $0.00
3110          Form Sides Over 12"                      3,034 SF              $2.86   $8,665      $0.07
3098          Form Rental                              3,034 SF              $0.50   $1,517      $0.01
3099          Form Hardware                            3,034 SF              $0.47   $1,417      $0.01
3097          Form Lumber for Bulkhead                    66 LF              $0.52      $34      $0.00
3195          Embed Plates                                14 EA             $10.90     $153      $0.00
3195          Anchor Bolt Sets                            13 EA             $18.17     $236      $0.00
3300          Concrete Material                           44 CY             $53.72   $2,354      $0.02
3320          Place and Finish                            44 CY             $21.42     $939      $0.01
3320          Trowel Finish Tops                         290 SF              $0.10      $29      $0.00
3395          Point & Patch                              679 SF              $0.22     $149      $0.00
3398          Rub Exterior                               679 SF              $1.01     $685      $0.01
3393          Cure Formed Surfaces/Memb. Cur           3,034 SF              $0.05     $158      $0.00
3140     CIP Columns
3140          Form Sides                               1,200 SF              $4.28   $5,141      $0.04
3098          Form Rental                              1,200 SF              $1.83   $2,196      $0.02
3099          Form Hardware                            1,200 SF              $0.47     $561      $0.00
3195          Embed Plates                                 8 EA             $10.90      $87      $0.00
3300          Concrete Material                           24 CY             $53.72   $1,289      $0.01
3345          Place and Finish                            24 CY             $21.42     $514      $0.00
3395          Point & Patch                            1,200 SF              $0.22     $264      $0.00
3398          Rub Exterior                             1,024 SF              $1.01   $1,034      $0.01
3393          Cure Formed Surfaces/Memb. Cur           1,200 SF              $0.05      $63      $0.00
3800     PUMP CONCRETE                                    24 CY             $20.00     $480      $0.00
         EXTERIOR MASONRY WALL FOOTINGS                      N/A                                         NOT REQUIRED
3148     DOCK PIT WALLS
3148          Sideform(3'-3")                          1,521 SF              $3.55   $5,403      $0.05
3098          Form Rental                              1,521 SF              $0.40     $608      $0.01
3099          Form Hardware                            1,521 SF              $0.42     $632      $0.01
3395          Point & Patch                            1,521 SF              $0.22     $334      $0.00
3300          Concrete Material                           20 CY             $53.72   $1,075      $0.01
3340          Place and Finish                            20 CY             $20.93     $419      $0.00
3800          Pump Concrete                               20 CY              $7.00     $140      $0.00
3393          Cure Formed Surfaces/Memb. Cur           1,521 SF              $0.05      $79      $0.00
3148     COMPUTER ROOM PIT WALLS
3148          Sideform(1'-4")                          1,045 SF              $3.55   $3,712      $0.03
3098          Form Rental                              1,045 SF              $0.40     $418      $0.00
3099          Form Hardware                            1,045 SF              $0.42     $434      $0.00
3395          Point & Patch                            1,045 SF              $0.22     $230      $0.00
3300          Concrete Material                           10 CY             $53.72     $561      $0.00
3340          Place and Finish                            10 CY             $20.93     $219      $0.00
3800          Pump Concrete                               10 CY              $7.00      $73      $0.00
3393          Cure Formed Surfaces/Memb. Cure          1,045 SF              $0.05      $55      $0.00
         VAULT WALL FOOTINGS                                 N/A                                         Thickened Slab
         EXTERIOR PLANTER/COLUMN FOOTINGS                    N/A                                         Pier Cap - Above
3150     SLAB ON GRADE
2265          Fine Grade                             118,832 SF              $0.15  $18,101      $0.15
2265          Regrade at Pipe Trenches, etc                1 LS          $1,500.00   $1,500      $0.01
              Vapor Barrier                          118,832 SF                          $0              Not included $.15, $.50
              Slab prep overtime                         128 1/2 HRS        $14.28   $1,826      $0.02   8 men - 2 weekends
2522          Skid Steer Loader                            1 MO          $2,249.45   $2,249      $0.02
3522          Air Compressor                               1 MO          $2,113.12   $2,113      $0.02
3150          Edge Form - 6" @ Doors                      94 LF              $1.83     $172      $0.00
3150          Edge Form - 6" @ Pit Slabs                 678 LF              $1.83   $1,242      $0.01
3097          Materials for Edge Form                    772 LF              $0.36     $280      $0.00
3150          Edge Form (12") @ Recess slabs             608 LF              $3.55   $2,160      $0.02
3097          Materials for Recess Form                  608 LF              $1.04     $631      $0.01
3151          Doweled Edge Form @ Pourback             1,526 LF              $3.15   $4,801      $0.04
3151          Doweled Bulkhead Form                    1,195 LF              $3.14   $3,754      $0.03
3097          Materials for Bulkheads                  2,721 LF              $0.42   $1,130      $0.01
3155          Styro @ Column Diamond Blockout            263 SF              $2.62     $687      $0.01
3155          Materials for Blockout                     263 SF              $0.52     $136      $0.00
-----------------------------------------------------------------------------------------------------------------------------------

GMP Estimate                       Page 6                       11:00 AM 5/2/97

-----------------------------------------------------------------------------------------------------------------------------------
Cost                  Description                         QTY     UM        Unit      Amount      $/SF     Remarks
Code                                                                        Cost
-----------------------------------------------------------------------------------------------------------------------------------
3155        Sawcut Blockouts                                 420 LF           $0.50     $210       $0.00
            Remove blockouts                                   1 LS       $1,475.20   $1,475       $0.01
3151        Pourback Blockouts                               263 SF           $1.64     $431       $0.00
3155        Styro @ Plumbing/Electrical Blockouts            348 SF           $2.62     $910       $0.01
3155        Materials for Blockout                           348 SF           $0.52     $181       $0.00
3155        Sawcut Blockouts                                 588 LF           $0.50     $294       $0.00
3151        Pourback Blockouts                               348 SF           $1.64     $571       $0.00
3195        Place Embedded Angle @ dock door                 117 LF           $3.57     $418       $0.00
3195        Materials to Place Angle                         117 LF           $0.16      $18       $0.00
3150        Expansion Joint Filler - 4"                    1,472 LF           $0.78   $1,152       $0.01
3151        Column Diamond Prep                               90 EA           $6.29     $566       $0.00
2265        Thickened Stab Prep @ Vault                      144 SF           $0.52      $76       $0.00
3203        3/4" Dia. x 48" Smooth Rod @ PB                  385 EA           $2.14     $823       $0.01
3203        3/4" Dia. x 18" Smooth Rod @ CJ                1,195 EA           $2.14   $2,553       $0.02
3204        #3's x 14" Smooth Rod @ Diamonds                 360 EA           $2.14     $769       $0.01
3300        Concrete Material for Slab - 6" 1/2            1,149 CY          $58.65  $67,386       $0.57
3300        Concrete Material for Slab - 6" 1/2            1,149 CY          $56.76  $65,239       $0.55
3300        Concrete Material for Slab - 5"                   90 CY          $56.78   $5,108       $0.04
3300        Concrete @ Vault Thcknd. Slab                      3 CY          $56.78     $167       $0.00
3300        Accelerator for Slabs                          2,298 CY                       $0               Draw from contingency
3800        Pump Concrete                                  2,391 CY           $5.70  $13,624       $0.11   if needed
3522        Power Screed                                       1 MO       $1,759.50   $1,760       $0.01
3522        Power Trowel                                 118,832 SF           $0.01   $1,188       $0.01
3350        Place & Finish Interior Slabs - 6"           103,038 SF           $0.37  $38,364       $0.32
3350        Place & Finish Pourback Slabs - 6"             9,774 SF           $0.39   $3,844       $0.00
3350        Place & Finish Recess Slabs - 6"               5,300 SF           $0.39   $2,084       $0.02
3350        Place & Finish Dock Pit Slabs - 6"               720 SF           $0.39     $263       $0.00
3390        Sawcut Control Joints                         15,228 LF           $0.55   $8,411       $0.07
3351        Place and Finish Column Diamonds                 563 SF           $1.52     $857       $0.01
3393        Cure and Protect on Slab                     118,832 SF           $0.04   $4,187       $0.04
3393        Cure and Protect/Column Diamonds                 563 SF           $0.08      $46       $0.00
3029        Weather Protection for Slabs                       1 LS       $5,519.00   $5,519       $0.05
3354   SLAB ON DECK @ MEZZANINE - 3"
3031        Perimeter handrail                                92 LF           $3.92     $360       $0.00
3050        Clean Deck                                     1,448 SF           $0.16     $227       $0.00
3220        WWF                                            1,564 SF           $0.20     $318       $0.00
3300        Concrete Material for Slab                        19 CY          $56.78   $1,105       $0.01
3800        Pump Concrete                                     19 CY           $9.00     $175       $0.00
3354        Place & Finish Interior Slabs                  1,448 SF           $0.37     $539       $0.00
3393        Cure and Protect                               1,448 SF           $0.05      $75       $0.00
3354   SLAB ON DECK @ PLATFORM - 3"
3050        Clean Deck                                       925 SF           $0.16     $145       $0.00
3220        WWF                                              999 SF           $0.20     $203       $0.00
3300        Concrete Material for Slab                        12 CY          $56.78     $706       $0.01
3800        Pump Concrete                                     12 CY           $9.00     $112       $0.00
3354        Place & Finish Interior Slabs                    925 SF           $0.37     $344       $0.00
3393        Cure and Protect                                 925 SF           $0.05      $48       $0.00
       STAIR PAN FILL
3050        Clean Pans                                        70 SF           $0.52      $37       $0.00
3300        Concrete Material                                  1 CY          $56.78      $40       $0.00
3360        Place & Finish                                    70 LF           $3.05     $214       $0.00
3393        Cure and Protect                                 130 SF           $0.14      $18       $0.00
       EQUIPMENT PADS
3710        Clean Floor                                       60 SF           $0.52      $31       $0.00
3300        Concrete Material                                  1 CY          $56.78      $45       $0.00
3710        Edge Form                                         46 LF           $3.66     $168       $0.00
3710        Materials for Edge Form                           46 LF           $0.36      $17       $0.00
3710        Place & Finish Interior Slabs                     60 SF           $0.37      $22       $0.00
3383        Cure and Protect                                  60 SF           $0.05       $3       $0.00
       TILT-UP WALL PANELS
3401        Panel Layout - Standard                           46 EA          $93.42   $4,297       $0.04
3401        Panel Layout - Other                              59 EA          $93.42   $5,512       $0.05   Columns/Spandrels/Vault
2522        Skid Steer Loader                                  1 MO       $2,249.45   $2,249       $0.02
2522        Forklift                                           1 MO       $3,817.24   $3,817       $0.03
3522        Air Compressor                                     1 MO       $2,113.12   $2,113       $0.02
3404        Edge Form - Standard                           7,687 LF           $1.53  $11,791       $0.10
-----------------------------------------------------------------------------------------------------------------------------------

GMP Estimate                          Page 7                    11:00 AM 5/2/97

-----------------------------------------------------------------------------------------------------------------------------------
 Cost                Description                          QTY    UM       Unit            Amount       $/SF         Remarks
 Code                                                                     Cost
-----------------------------------------------------------------------------------------------------------------------------------
  3404       Edge Form (9")                                446   LF       $1.53            $684        $0.01
  3404       Edge Forms (16")                              580   SF       $4.08          $2,368        $0.02
  3406       Opening Forms                               1,783   LF       $3.83          $6,827        $0.06
  3412       Chamfer                                     9,388   LF       $0.38          $3,541        $0.03
  3413       Reveal Strip                                3,912   LF       $0.92          $3,591        $0.03
  3412       Bevel Tops of Panels                        1,730   LF       $1.04          $1,803        $0.02
  3412       Mitre Panel Corners                           397   LF       $7.60          $3,015        $0.03
  3414       Strip tilt-up panes                           105   EA      $40.60          $4,263        $0.04
  3416       Lifting Inserts - 6"                           44   EA      $14.56            $641        $0.01
  3416       Lifting Inserts -7"                           620   EA      $14.72          $9,124        $0.08
  3416       Lifting Inserts - 9"                           32   EA      $15.86            $507        $0.00
  3416       Lifting Inserts - 16"                           8   EA      $30.91            $247        $0.00
  3416       Lifting Inserts - Edge Pick                    76   EA      $22.61          $1,718        $0.01
  3416       Brace Inserts - 6"                             18   EA      $13.00            $234        $0.00
  3416       Brace Inserts - 7"                            182   EA      $13.11          $2,386        $0.02
  3416       Brace Inserts - 9"                              8   EA      $13.11            $105        $0.00
  3416       Brace Inserts - 16"                             6   EA      $25.72            $206        $0.00
  3416       Stiffback inserts                              17   EA       $6.62            $113        $0.00
  3420       Embed Misc. Plates/Angles                     540   EA       $4.19          $2,261        $0.02
  3420       Recessed Embed Plates/Pts. w/rebar            820   EA      $14.30         $11,727        $0.10
  3416       Embed Angles - OH Jambs                       272   LF       $4.07          $1,107         0.01
  3422       Bond Breaker                               42,382   SF       $0.06          $2,649         0.02
  3201       Reinforcing Steel and Supports                 70   TN                  (IN QUOTE)
  3201       Misc. rebar at lifting points, etc.             1   LS   $3,925.40          $3,925        $0.03
  3300       Concrete Material                           1,000   CY      $56.78         $56,779        $0.48
  3300       High Early Strength Concrete Premium          250   CY       $3.11            $779        $0.01
  3800       Pump Concrete                                   1   SC   $6,250.00          $6,250        $0.05
  3425       Place and Float Finish                     32,372   SF       $0.31         $10,065        $0.08 Not incl. trowel finish
  3428       Place and Trowel Finish                    10,016   SF       $0.37          $3,715        $0.03
  3427       Special Finish at Lobby                     5,140   SF       $7.00         $35,980        $0.30 Colorado Hardscapes
  3428       Cure and Protect                           42,382   SF       $0.05          $2,209        $0.02
  3430       Panel Cleanup                                 105   EA      $47.20          $4,956        $0.04
          PANEL ERECTION/BRACE REMOVAL                     105   EA
  3434       Panel erection - subcontract                    1   SC  $46,400.00         $46,400        $0.39 D & G
  3523       Transit Rental                                  1   MO     $272.66            $273        $0.00
  3510       Deadmen - Large                                38   EA     $239.72          $9,109        $0.08
  3434       Brace Removal                                 216   EA      $15.70          $3,391        $0.03
  3438       Brace Rental                                  216   EA      $23.36          $5,045        $0.04
  3442       Power Wash Panels                               1   LS   $4,000.00          $4,000        $0.03
  3442       Patch and Rub Panels                       37,000   SF       $0.46         $17,898        $0.15
  3522       Personnel Lifts and Fuel                        2   MO   $3,540.78          $7,082        $0.06
  3444       Patch Floor Slabs                          42,382   SF       $0.16          $6,645        $0.06
  3448       Panel Engineering                              50   EA      $30.00          $1,500        $0.01
  3446       Panel Shop Drawings                           105   EA      $31.14          $3,270        $0.03
  3450    GROUT
  3450       Tilt-up Panel Bottom                           30   CF      $52.23          $1,567        $0.01
  3450       Grout Recessed Inserts                        150   EA      $11.82          $1,772        $0.01
  3600       Grout Base Plates                              12   CF     $122.01          $1,464        $0.01
  3600       Hollow Metal Door Frames                        9   EA     $104.44            $940        $0.01
          MISCELLANEOUS
  5510       Concrete Bollard Bases                        110   EA      $78.36          $8,620        $0.07
                                                           ---           ------          ------        -----
             ----------------------------------------------------------------------------------------------------------------------
             TOTALS Concrete                                                           $864,254        $5.46
             ----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

          DIVISION IV - MASONRY

  4001    MASONRY
             Exterior screen walls                               N/A                                         Not Required
          STONEWORK
             Sandstone veneer - exterior                         N/A                                         Not Required

             ----------------------------------------------------------------------------------------------------------------------
             TOTALS Masonry                                                                  $0        $0.00
             ----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


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

----------------------------------------------------------------------------------------------------------------------------------
Cost           Description                     QTY     UM          Unit         Amount             $/SF            Remarks
Code                                                               Cost
----------------------------------------------------------------------------------------------------------------------------------

          DIVISION V - METALS
5100 Layout labor                              20     HRS          $32.18           $6.44                $0.01
     Structural Steel and Misc. Metals          1     SC      $518,870.00        $518,870                $4.37      Boulder Steel
          Steel Subcontract                           INCL                             $0
          Roof Framing                                INCL                             $0
          Mezzanine Framing                           INCL                             $0
          Raised Floor                                INCL                             $0

     BAR JOIST/GIRDER/ROOF DECK MATERIAL
          Roof Framing                                INCL                             $0
          Mezzanine Framing                           INCL                             $0
          Metal Decks on Canopies                     INCL                             $0
          Raised Floor                                INCL                             $0

     STEEL ERECTION
          Roof Framing                                INCL                             $0
          Mezzanine Framing                           INCL                             $0
          Raised Floor                                INCL                             $0

     STRUCTURAL STUD FRAMING
          Framing @ front entrance                    N/A                              $0                           Tilt-up
          Framing above vestibule                     INCL                             $0                           w/Gyp. Board

     MISCELLANEOUS METALS
          Fabricated light fixtures            11     EA         1,250.00         $13,750                $0.12
          Site Chain Barrier                    2     EA          $476.67            $953                $0.01
          Embed Angles @ Overhead Doors               INCL                             $0
          Embed Angles @ Strip Doors                  INCL                             $0
          Embed Angles @ Leveler Pits                 INCL                             $0
          Mezzanine Stair & Handrails                 INCL                             $0
          Strips Ladder & Rails                       INCL                             $0
          Framing at Skylight                         INCL                             $0
          Tube Steel Canopies @ Side Entries          INCL                             $0
          Tube Steel Canopy @ Front Entry             INCL                             $0
          Pipe rail at print room door          5     LF           $65.00            $325                $0.00
          Pipe Bollards - install             110     EA           $49.32          $5,425                $0.05
          Skylight Angles                             INCL                             $0
          Opening Frames as HVAC Units                INCL                             $0
          Miscellaneous Steel                   1     LS       $2,000,000          $2,000                $0.02
                                              ----             ----------          ------                -----
     -----------------------------------------------------------------------------------------------------------------------------
     TOTALS Metals                                                               $541,967                $4.65
     -----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DIVISION VI - CARPENTRY

     ROUGH CARPENTRY
          Blocking @ Skylights and Hatch       304    LF            $1.88            $571         $0.00        2X4
          Telephone/Electrical Backboards      868    SF            $1.93          $1,676         $0.01        All sides of 4 rooms
          Locker bases                         232    LF            $1.36            $316         $0.00
          Nailers above canopy purlins       1,384    LF            $2.41          $3,332         $0.03        2X4's
          Plywood @ standing seam roof       3,756    SF            $1.35          $5,070         $0.04
          Plywood @ shipping/receiving
            docks                            2,400    SF            $1.03          $2,467         $0.02        On wall furring
          Parapet cap blocking                 334    LF            $3.38          $1,130         $0.01
          Wood Bucks @ overhead doors          446    LF            $5.84          $2,603         $0.02        2X8's
          Wood Bucks @ strip doors              20    LF            $5.84            $117         $0.00        2X8's
          Blocking @ interior window
            perimeters                       1,146    LF            $1.88          $2,153         $0.02        2X4's
          Blocking @ base of furring         2,000    LS            $1.23          $2,466         $0.02
          Miscellaneous Room Blocking      118,000    SF            $0.04          $4,958         $0.04
          Rough Hardware                         1    LS          $363.30            $363         $0.00

     FINISH CARPENTRY                                                                                          ALLOWANCE
          Built-in counters & cabinets           1    ALLOW    $75,000.00         $75,000         $0.63        ALLOWANCE
          Built-in lunchroom seating             1    ALLOW    $27,000.00         $27,000         $0.23        ALLOWANCE
          CEO conference - wall unit
            & doors                              1    ALLOW     $5,000.00          $5,000         $0.04        ALLOWANCE
          Trim @ interior windows            1,002    LF            $5.00          $5,010         $0.04
          Restroom vanities                    105    LF           $40.00          $4,200         $0.04
          Coat rod & shelf                      91    LF           $15.00          $1,358         $0.01
          Wood covers on baseboard heaters     100    LF           $25.00          $2,500         $0.02        $25.00/LF
          Wainscoat trim @ executive
            offices/conf                       100    SF           $15.00          $1,500         $0.01        ALLOWANCE
          Miscellaneous Trim                     1    LS        $5,000.00          $5,000         $0.04        ALLOWANCE
          Window Silts - 5" Oak                320    LF            $8.51          $2,724         $0.02        Architects
                                                                                                                 Quantities
-----------------------------------------------------------------------------------------------------------------------------------


GMP Estimate                        Page 9                      11:00 AM 5/2/97

-------------------------------------------------------------------------------------------------------------------------------
Cost      Description                             QTY    UM          Unit           Amount            $/SF         Remarks
Code                                                                 Cost
-------------------------------------------------------------------------------------------------------------------------------
        Plam light valances                       325   LF           $10.00          $3,250           $0.03
        Wood cap @ mezzanine low wall              15   LF            $8.00            $120           $0.00
        Wood base @ executive offices             477   LF            $7.47          $3,565           $0.03
                                                  ---                 -----          ------           -----
     --------------------------------------------------------------------------------------------------------------------------
     TOTALS Carpentry                                                              $163,448           $1.38
     --------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
     DIVISION VII - THERMAL & MOISTURE


     DAMPPROOFING & WATERPROOFING                   1   SC        $1,925.00          $1,925           $0.02        RSI
        Dampproofing @ Concrete Walls               1   SC        $3,000.00          $3,000           $0.03
        Waterproof planter boxes                  280   SF            $0.80            $224           $0.00
        Add waterproofing for new planters

     INSULATION
        Foundation Insulation                   4,401   SF            $0.94          $4,121           $0.03
        Vapor Barrier @ Humidified Rooms                INCL                    (In "09250")
        Vinyl faced insulation @ exterior walls     1   SC        $8,929.00          $8,929           $0.08        MATO
        Batt & Blanket Insulation - Exterior   23,991   INCL                    (In "09250")
        Rigid Insulation @ back of Vestibule
          walls                                   440   SF            $0.93            $410           $0.00
        Insulation @ top of walls - Docks         260   INCL                    (In "09250")

7500 MEMBRANE ROOFING
        Membrane roofing subquote                   1   SC      $214,289.00        $214,289           $1.80        CEI West
        Vapor barrier on roof - over print/comp.        INCL                             $0
        Membrane roofing - high roof                    INCL                             $0
        Membrane roofing - low roof                     INCL                             $0
        Membrane roofing - vestibule                    INCL                             $0
        Bond on Roofing Subcontractor                   INCL                             $0

     SHEETMETAL
        Perimeter counterflashing                       INCL                     (w/Roofing)
        Roof penetrations                               INCL                     (w/Roofing)

     STANDING SEAM ROOF
        Curved roof at entries                          INCL                     (w/Roofing)

     METAL SOFFIT/WALL PANELS
        Metal ceiling panels at vestibule/lobby     1   SC       $12,500.00         $12,500           $0.11        Elward
        Caulking at Alucabond panels                1   LS          $500.00            $500           $0.00
        Perf. Metal Soffits @ Canopies                  INCL                     (w/Roofing)

     ROOF ACCESSORIES
        Roof Access Hatch                           1   EA          $768.42            $768           $0.01        Rio Grande
        Plastic Skylights - 5'x 5'                  1   LS        $1,996.34          $1,996           $0.02        Wozniak
        KalWall Subquote                            1   SC       $34,381.00         $34,381           $0.29        Includes Tube
                                                                                                                     Framing
7900 CAULKING AND SEALANTS
        Caulking Subquote                           1   SC        20,500.00         $20,500           $0.17        Division 7
        Miscellaneous Building & Panel                  INCL                             $0
        Manufacturing Floor Saw & Perim.                INCL                             $0
        Curb to Sidewalks                               INCL                             $0
        Miscellaneous Saunders Caulk                1   LS          $882.60            $883           $0.01
                                                   --               -------            ----           -----
     ----------------------------------------------------------------------------------------------------------------------------
     TOTALS Thermal & Moisture                                                     $304,426           $2.56
     ----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     DIVISION VIII - DOORS & WINDOWS
     HOLLOW METAL DOORS & FRAMES
        Layout Door Locations                     121   EA           $31.14          $3,768           $0.03
        Hollow Metal Door Frames - Single         101   EA           $37.13          $3,750           $0.03
        Hollow Metal Door Frames - Double          20   EA           $37.13            $743           $0.01
        Hollow Metal Doors - Exterior              10   EA           $52.33            $523           $0.00
        Hollow Metal Windows - Interior            17   EA           $42.84            $728           $0.01
        Misc Anchors and Fasteners                  1   LS          $519.00            $519           $0.00
        HM Windows at north exterior wall          14   EA          $181.68          $2,544           $0.02
        Hollow Metal material                       1   PO       $20,237.89         $20,238           $0.17        Powers Products

     WOOD DOORS
        Oak Doors - 3' x 7'                       131   EA           $57.12          $7,483           $0.06
        Closet Doors Slide - Pairs                  2   EA          $321.84            $644           $0.01
        Closet Doors Swing - Pairs                  3   EA          $321.84            $966           $0.01
        Wood Door Material                          1   PO       $19,624.43         $19,624           $0.17        Colonial Door

     OVERHEAD DOORS
        Overhead Doors - Subquote                   1   SC       $13,061.00         $13,061           $0.11        Raynor Door -
                                                                                                                     oval lites
----------------------------------------------------------------------------------------------------------------------------------

GMP Estimate                         Page 10                  11:00 AM  5/27/97

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Cost              Description                   QTY     UM               Unit       Amount       $/SF            Remarks
Code                                                                     Cost
------------------------------------------------------------------------------------------------------------------------------------
          Overhead Doors - 12' x 14'                    INCL                               $0
          Electric Operators - 12' x 14' doors          INCL                               $0
          Overhead Doors - 8' x 8'                      INCL                               $0
          Overhead Doors - 9' x 10'                     INCL                               $0
        SPECIAL DOORS
          Strip doors - 9 x 10                      1   SC               $2,959.00     $2,959    $0.02   Door Tech
          Studio Blackout Curtain                 180   SF                   $6.00     $1,080    $0.01
          Print storage room high speed door        1   EA               $9,244.00     $9,244    $0.08   Materials Handling
        STOREFRONTS / GLAZING
          Aluminum / Glazing Subquote               1   SC              $78,443.00    $78,443    $0.66   Harding Glass
          Security hardware - Interwest specs       1   SC               $2,293.00     $2,293    $0.02
          Add Heat Mirror to Cust. Service Glazing  7   EA                 $810.00     $5,670    $0.05   SCI Recommendation
          Entry curtainwall - 2 sides                   INCL                               $0
          Exterior storefront                           INCL                               $0
          Exterior punched windows                      INCL                               $0
          Entry doors - Special (Etched)                INCL                               $0
          Entry doors - Standard                        INCL                               $0
          Interior HM Windows                           INCL                               $0
          Interior Wood Windows                         INCL                               $0
          Glazing @ HM Frames                           INCL                               $0
          Mirrors                                       INCL                               $0
          Breakmetal Trim @ Mullions                    INCL                               $0
          Shower doors                                  N/A                                $0             Curtains
        FINISH HARDWARE
          Furnish & Install Finish Hardware       141   LV                  $73.26    $10,329    $0.09
          Vault door lock                           1   PO               $3,103.62     $3,104    $0.03    "Cypher" lock
          Added security hardware                  15   DOORS              $255.44     $3,757    $0.03    Changed 4.22.97
          Hardware material                         1   PO              $37,411.60    $37,412    $0.31    ALLOWANCE
                                                    -                   ----------    -------    -----

        ----------------------------------------------------------------------------------------------------------------------------
        TOTALS Doors & Windows                                                       $228,880    $1.93
        ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       DIVISION IX - FINISHES

         Layout Finishes                            8   WKS              $1,245.60     $9,965    $0.08
9250   METAL STUDS AND DRYWALL
         Gyp. Board Quote                           1   SC             $387,120.00   $387,120    $3.26   Delta
         FRP columns                                4   EA               $1,200.00     $4,800    $0.04   Columns at break-room
         Gyp. board bulkhead walls @ ceiling            INCL                               $0
         Drop walls @ skylights                         INCL                               $0
         Partitions to above ceiling                    INCL                               $0
         Furr exterior walls to structure               INCL                               $0            Office areas
         Furr exterior walls above storefront           INCL                               $0
         Furr exterior walls to structure               INCL                               $0            North Warehouse wall
         Full-height partitions                         INCL                               $0
         Fire walls - full height                       INCL                               $0
         Gyp. board ceilings                            INCL                               $0
         Beam & exterior soffits                        INCL                               $0            Open office areas
         Exterior soffits - EIFS                        INCL                               $0
         Troweled acrylic finish on planters      300   SF                   $5.00     $1,500    $0.01
         Gyp. board wrap on columns                     INCL                               $0
         Access panels                              1   LS                 $800.00       $800    $0.01
9300   CERAMIC TILE                                                                                      ALLOWANCE
         Flooring tile                          2,710   SF                   $5.00    $13,550    $0.11
         Base tile                                896   LF                   $5.50     $4,928    $0.04
         Wall tile                              3,584   SF                   $5.00    $17,920    $0.15
         Stone tile - lobby, COO, CEO               1   ALLOW            $5,000.00     $5,000    $0.04   ALLOWANCE
       ACOUSTICAL CEILINGS
         SAC Quote                                  1   SC              $51,250.00    $51,520    $0.43   Acoustics Systems, Inc.
         2x4 SAC ceiling                                INCL                               $0
         2x2 SAC ceiling                                INCL                               $0
         Eggcrate louvers at light valances       325   SF                   $8.00     $2,600    $0.02
         Sound Panels in Printer Room               1   LS               $2,350.00     $2,350    $0.02
         Tackable wall surface - conference rooms 950   SF                   $5.00     $4,750    $0.04
         White boards - install                   420   SF                   $4.00     $1,680    $0.01
         Add fixture support wires                  1   LS               $4,000.00     $4,000    $0.03
       RESILIENT FLOORING & BASE                                                                         ALLOWANCE
         Rubber base                            7,278   LF                   $1.10     $8,006    $0.07


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

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Cost           Description                         QTY   UM        Unit         Amount        $/SF         Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------
          VCT flooring                            805  SF           $1.50          $1,208     $0.01
       CARPETING                                                                                        ALLOWANCE
          Carpet Material w/waste - Executive   1,808  SY          $18.00         $19,432     $0.16     Architects allowance -
                                                                                                          installed
          Carpet Material w/waste - Standard    5,263  SY          $18.00         $94,736     $0.80     Architects allowance -
                                                                                                          installed
          Carpet installation                          INCL                            $0
       SPECIAL FLOORING
          Sealed concrete floors - standard     6,305  SF           $0.25          $1,576     $0.01
          Sealed concrete floors - special     57,386  SF           $0.35         $20,085     $0.17     Clear coat
9900   PAINTING & WALLCOVERING
          Painting Subquote                         1  SC      $89,500.00         $89,500     $0.75     Gene Lessar Painting
          Painted gyp. board walls                     INCL                            $0
          Painted gyp. board ceilings                  INCL                            $0
          Paint H.M. door frames                       INCL                            $0
          Paint H.M. doors                             INCL                            $0
          Finish wood doors                            INCL                            $0
          Vinyl wallcovering                        1  ALLOW    $4,000.00          $4,000     $0.03     ALLOWANCE
                                                    -           ---------          ------     -----

       -----------------------------------------------------------------------------------------------------------------------------
       TOTALS Finishes                                                           $750,756     $6.32
       -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

       DIVISION 10 - SPECIALITIES

10005  KNOX BOXES
          Knox Box at Entry                         1  EA         $264.99            $265     $0.00
          Knox Box at Driveway Gates                2  EA         $264.99            $530     $0.00
       TOILET ACCESSORIES
          Subquote                                  1  SC      $17,200.00         $17,200     $0.14     CBS
          Standard Toilet Partitions                   INCL                            $0
          Handicap Toilet Partitions                   INCL                            $0
          Urinal Screens                               INCL                            $0
          Grab Bars                                    INCL                            $0
          Toilet Paper Holders                         INCL                            $0
          Soap Dispensers                              INCL                            $0
          Waste Receptacles                            INCL                            $0
          Paper Towel Dispenser                        INCL                            $0
          Coat Hooks                                   INCL                            $0
          Shower rod/curtains                       1  SC         $150.00            $150     $0.00
10400  SIGNAGE AT INTERIOR DOORS                                                                        ALLOWANCE
          Interior Doors                           43  EA          $35.00          $1,505     $0.01     Conference & utility doors
10500  LOCKERS
          Employee lockers                             N/A                             $0               By furniture supplier
       FIRE EXTINGUISHER/CABINETS
10520     Fire Extinguishers & Cabinets - install   1  LS       $4,486.98          $4,487     $0.04     Flash
                                                    -           ---------          ------     -----

       -----------------------------------------------------------------------------------------------------------------------------
       TOTALS Specialities                                                        $24,137     $0.20
       -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

       DIVISION XI - EQUIPMENT

11130  AUDIO VISUAL EQUIPMENT
          Projection Screen                         1  EA       $1,500.00          $1,500     $0.01     Main conference room
11160  DOCK EQUIPMENT
          Subquote Equipment                        1  SC      $44,644.00         $44,644     $0.38     Forklift Systems
          "Kelly" dock levelers                        INCL                            $0
          Vehicle restraints for docks                 INCL                            $0
          Embed plates for restraints                  INCL                            $0
          Dock Bumpers @ Dock Doors                    INCL                            $0
          Dock Shelters @ Dock Doors                   INCL                            $0
11480  ATHLETIC EQUIPMENT
          Outdoor volleyball net & poles            1  SET        $684.95            $685     $0.01
          Basketball hoop & net                     1  EA         $669.00            $669     $0.01
                                                                  -------            ----     -----

       -----------------------------------------------------------------------------------------------------------------------------
       TOTALS Equipment                                                           $47,498     $0.00
       -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


GMP Estimate                         Page 12                    11:00 AM  5/2/97

------------------------------------------------------------------------------------------------------------------------------------
Cost           Description                         QTY   UM        Unit         Amount             $/SF               Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------
       DIVISION XII - FURNISHINGS

12270  ACCESS FLOORING
          Flooring Subquote                          1 SC      $53,500.00         $53,500          $0.45           AC Systems
          Raised access flooring - 16" Rm 1094         INCL                            $0
          Raised access flooring - Heavy Rm 1018       INCL                            $0
12510  WINDOW BLINDS
          Accoustical & light seal blind @ CEO conf  1 EA         $600.00            $600          $0.01
          Window blinds                              1 SC       $5,436.00          $5,436          $0.05           Lu-Tek
12670  ENTRY MAT
          Pedimat at vestibule                      72 SF          $16.00          $1,152          $0.01
                                                    --             ------          ------          -----

       -----------------------------------------------------------------------------------------------------------------------------
       TOTALS Furnishings                                                         $60,688          $0.45
       -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

       DIVISION XV - MECHANICAL

15300  FIRE SPRINKLERS/DESIGN                        1 SC      $98,514.00         $98,514          $0.83
15400  PLUMBING, INCLUDING DESIGN
          Plumbing                                     INCL                            $0                          With HVAC
          Sanitary sewer                               INCL                            $0
          Storm sewer                                  INCL                            $0
          Domestic water piping                        INCL                            $0
          Gas piping                                   INCL                            $0
          Compressed air piping                        INCL                            $0
          Engineering                                  INCL                            $0
15500  HVAC, INCLUDING DESIGN
          HVAC/Plumbing Quote                        1 SC     $839,553.00        $839,553          $7.07
          Plumbing changes                           1 SC                              $0
          HVAC changes                               1 SC                              $0
          Bond                                       1 SC      $12,593.30         $12,593          $0.11
                                                     -         ----------         -------          -----

       -----------------------------------------------------------------------------------------------------------------------------
       TOTALS Mechanical                                                         $950,660          $8.00
       -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

       DIVISION XVI - ELECTRICAL

16000  ELECTRICAL, INCLUDING DESIGN
          Electrical Quote                           1 SC     $746,276.00        $746,276          $6.28
          Added service phones                       0 ?                               $0
          Site sign lighting                         1 ALLOW    $3,220.00          $3,220          $0.03           ALLOWANCE
          Service Equipment                            INCL                            $0
          Mechanical Equipment - Additional Hook-up    INCL                            $0
          Fire Alarm                                   INCL                            $0
          Manuf., pick-pack shipping & receiving       INCL                            $0
          General Power                                INCL                            $0
          Phone and Data                               INCL                            $0
          Lighting                                     INCL                            $0
          Other                                        INCL                            $0
          Design Fee                                   INCL                            $0
          Bond                                         INCL                            $0
          Temporary Electric                         1 LS      $15,000.00         $15,000          $0.13
                                                     -         ----------         -------          -----

       -----------------------------------------------------------------------------------------------------------------------------
       TOTALS Electrical                                                         $764,496          $6.44
       -----------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
       Subtotal HARD COSTS                                                     $5,763,036         $48.51
------------------------------------------------------------------------------------------------------------------------------------


GMP Estimate                         Page 13                    11:00 AM  5/2/97

------------------------------------------------------------------------------------------------------------------------------------
Cost           Description                         QTY   UM        Unit         Amount             $/SF               Remarks
Code                                                               Cost
------------------------------------------------------------------------------------------------------------------------------------
18500  CONSTRUCTION CONTINGENCY                                                  $120,000          $1.01
       GENERAL CONDITIONS/SUPERVISION/INSURANCE                                  $216,920          $1.83
       BUILDING PERMIT & PLAN CHECK FEES                                              N/A                          Paid by Owner
18100  MISC PERMITS AND FEES                                                       $3,054          $0.03
       USE TAX                                                                        N/A                          Paid by Owner
18300  PERFORMANCE & PAYMENT BONDS                                                     $0                          Alternate
18003  BUILDER'S RISK INSURANCE                                                    $4,122          $0.03
                                                                                   ------          -----

SUBTOTAL                                                                       $6,107,131         $51.41
       CONSTRUCTION FEE                                                          $244,285          $2.06
                                                                                 --------          -----

       -----------------------------------------------------------------------------------------------------------------------------
  300  TOTAL                                                                   $6,351,416         $53.46
       -----------------------------------------------------------------------------------------------------------------------------

       DEVELOPMENT FEES
          Mountain View Fire District - Plan review & inspections                     N/A                          Paid by Owner
          Development Fees                                                            N/A                          Paid by Owner

       -----------------------------------------------------------------------------------------------------------------------------
       PROJECT TOTAL                                                           $6,351,416         $53.46
       -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


GMP Estimate                         Page 14                    11:00 AM  5/2/97

                                  ATTACHMENT B

SAUNDERS                      OWNER:                                         ARCHITECT:

6950 So. Jordan Road          CONCEPTS DIRECT                                INTERGROUP, INC.
Englewood, Colorado

                              CLARIFICATIONS AND QUALIFICATIONS FOR:         Estimate Number:
PREPARED BY: DFH/GC           NEW CONCEPTS DIRECT FACILITY                   96091
DATE:  11/19/96               Westview Business Park
REVISED: 5/1/97               Longmont, CO                                   Total Building Area:  118,800


CLARIFICATIONS, QUALIFICATIONS, AND ASSUMPTIONS:

GENERAL
 1. This budget pricing is based upon the drawings dated March 18, 1997 and specifications dated February 14, 1997, along with Addendum Number 1 dated April 10, 1997, Addendum Number 2 dated April 15, 1997, and miscellaneous field directives, all issued by Intergroup, Inc. for the construction of the building and related site improvements, exclusive of manufacturing equipment and furniture. It is also based upon a series of assumptions which are itemized in the following notes.

 2. Please note that due to the aggressive construction schedule, there may be some miscellaneous work such as painting and landscaping that may continue past the date of substantial completion.

 3. The specifications require us to provide temporary connections to water, electrical power, and telephone, which is included, but we have not included any costs associated with providing permanent services of electricity, natural gas, telephone, data transmission lines, or cable television to the building. Due to the method of assessing and subsequently refunding many of these charges, it is better if these are paid directly by the Owner.

 4. We have included the cost to layout our work, but per verbal agreement, we have excluded building and site layout. Property corner pins and benchmarks will be provided and certified by the Owner.

 5. The scope of work of this pricing includes sitework within the property lines of the site only (except landscaping). We have assumed that the developer of the business park will construct the site improvements outside of the property lines and provide utility taps and services at the locations indicated on the drawings. Per verbal direction, we have included the cost of constructing the curb cuts for our site as shown on the site plan. Please note that utility services must be constructed and operational according to our schedule in order to complete testing and obtain a Certificate of Occupancy for the building. Also, please note that fire officials will require water mains to be operational before roofing operations can begin. An allowance is included for constructing the landscaping and irrigation along Fairview Street and Highway 119.

 6. The cost of a performance and payment bond is excluded from this pricing.

 7. Any costs of identifying, testing, remediation, or removal of any contaminated soils or hazardous materials are not included in this pricing or scope of work. Prior to the start of work, the Owner must certify that no contaminated soils or hazardous materials exist that would pose a threat to Saunders personnel or those of our subcontractors. In addition, any cost impacts associated with scheduling or phasing the work around hazardous material removal are not included.

 8. This pricing is based upon constructing the work as depicted on the drawings and required by the specifications. We have not included any contingencies for modifications that my be required for compliance with codes and regulations, or the interpretations of code enforcement agencies.

 9. Per the specifications, we have excluded costs for field testing and inspections for soils, concrete, asphalt, masonry, steel, etc. These will be contracted and paid by the Owner.

10. This pricing does not include any labor, materials, or equipment for relocating or storing product, storage shelving, racks, etc. or for disassembly and removal of existing Owner equipment or furnishings.

11. Per verbal agreement, we have excluded costs for permit and plan check fees and use taxes. These will be paid directly by the Owner.

SITEWORK
 1. Saunders will make reasonable efforts to locate existing underground utilities, but cannot be responsible for costs associated with repair or relocation of underground utilities that are unknown or unanticipated. No relocation of existing utilities is included.

 2. We have assumed that some overexcavation and recompaction of subgrades will be required at miscellaneous soft spots, but we have not included any major overexcavation or recompaction work for the site. The costs expended to date for stabilizing the building pad have been included. We have assumed that on-site soils will be suitable for reuse, and have not included any importing of structural fill material.

 3. No underslab gravel or vapor barrier is included for either interior or exterior slabs.

 4. We have included a budget for replacing topsoil into berms in landscaped areas, but have not included waterproofing or perimeter drains around the building.

 5. This pricing does not include any allowances for the removal of buried debris or structures that may be encountered during excavation. We have assumed that all soils removed from excavations may be used as backfill around the new structure.

                                  ATTACHMENT B

         CONCEPTS DIRECT OFFICE AND MANUFACTURING FACILITY
         CLARIFICATIONS, QUALIFICATIONS, AND ASSUMPTIONS, CONTINUED:

SITEWORK, CONTINUED:
 6. Due to the required completion date of the project, it will not be possible to allow time for the building pad to settle as was originally planned. Please note that some settlement in the floor slab may occur.

 7. The cost of constructing water mains, fire hydrants, dometic water tap, and sanitary sewer mains is not included. Per verbal agreement, this work is being installed by the street utility contractor.

STRUCTURAL
 1. The letters that have been previously signed to authorize Saunders to proceed with structural components do not include the cost of modifications that have been made subsequently in the field. Costs for the changes made to date have been included in this pricing.

 2. The letters that have been previously signed to authorize Saunders to proceed with caissons do not include costs associated with core drilling through rock, which was not anticipated, but was subsequently required. Costs for this additional work have been included in this pricing.

THERMAL AND MOISTURE PROTECTION
 1. Standing seam metal roofing has been assumed to be a manufacturer's standard color. Soffit panels will be field painted.

 2.      No gutters or downspouts have been included for the entry canopy roofs

 3. We have not included wood nailers at the perimeter of the membrane roofing. This is typically not required by the manufacturers.

 4. The specifications (Section 7530) make reference to Factory Mutual requirements for the roof. Please note that Factory Mutual has not tested ballasted roofs, but offers recommendations for ballasted roofs. These recommendations will be followed where appropriate, but the roof will not carry a Factory Mutual approval. A mechanically attached roof can be provided for additional cost.

 5. Vapor barrier under roof insulation is provided over humidified rooms only.

 6. Alucobond panels have been provided at the main entry vestibule with joint locations and spacing as verbally agreed between the subcontractor and the Architect.

 7. Per previous discussions, smoke ventilation is not included in the warehouse. This will need to be added in the future in the event stored material extends above 12'.

DOORS, WINDOWS, AND HARDWARE
 1. An allowance has been included for finish hardware. Once security requirements have been finalized, this cost can be determined.

 2. Per discussions with the Owner and Architect, this pricing includes furnishing two oval window lights in each overhead door (three in the large door) in lieu of the solid glass panels shown in the drawings.

FINISHES AND SPECIALTIES
 1. This pricing is based upon the use of manufacturer's standard colors and finishes for floor coverings, tile, toilet partitions, etc.
 2. Allowances are included for cabinetry and millwork, floor finishes, wall coverings, signage, etc. This pricing will be adjusted to reflect the difference between the allowance amounts and actual cost for this work once final bids are received.
 3. Per discussions with the Architect, the allowance for carpet includes installation, and not just material as mentioned in Section 01210 of the Specifications.

EQUIPMENT
 1. No labor, equipment, rigging, or protection materials are included for unloading, storing, or handling any Owner-furnished materials handling systems or equipment.

MECHANICAL
 1. Fire sprinklers have been included throughout the facility, but no pre-action or heat detection systems are included. In addition, no rack sprinklers. A spare valve and 4" main is provided for future rack sprinklers. Since no single space is larger than 50,000 square feet, we have not included draft curtains. We have assumed an Ordinary Hazard, Group II requirement.
 2. At the time of preparation of this proposal, no water pressure and flow rates were available for the mains to be constructed in the adjoining roads. We have assumed that pressures and flows will be adequate, and that a fire pump will not be required.
 3. We have included a total of 15 compressed air drops in the manufacturing/assembly area.

ELECTRICAL
 1. No telephone, security, data, or communications wiring, or equipment, or the connection of this equipment, is included.

                                  ATTACHMENT B

         CONCEPTS DIRECT OFFICE AND MANUFACTURING FACILITY
         ALLOWANCES:

The following allowance amounts are included in this pricing:

         Proof Rolling and Subgrade Repairs in Parking Lot                                               $5,000
         Landscaping Along Fairview and Highway 119                                                     $40,000
         Interior Plantings                                                                             $10,000
         Finish Hardware                                                                                $35,000
         Exterior Site Signage                                                                          $69,000
         Interior Signage                                                                                $1,500
         Built-in Counters and Cabinets and Stone Countertop                                            $80,000
         Built-in Lunchroom Seating                                                                     $27,000
         Wood Wainscots and Miscellaneous Trim                                                           $6,500
         Carpet and Installation                                                                         $18/SY
         Ceramic and Resilient Tile - Installed                                                         $45,000
         Stone/Quarry Tile in Reception and Conference Rooms - Installed                                 $5,000
         Vinyl Wall Covering in Executive Areas - Installed                                              $4,000
         Electrical Connection and/or Lighting of Sign at Highway 119                                    $3,200


         EXCLUSIONS:

The following items are excluded from the scope of this pricing:
 1. Architect's and consultant's fees (except for design/build portions of the work).
 2. Printing and duplication costs for construction documents and progress printings.
 3.      US West, Public Service Company and cable television charges.
 4.      Cost of testing and inspections.
 5.      Damage from expansive soils.
 6.      Allowances for buried or unforeseen conditions.
 7. Security fencing around the construction site, guard services, or night watchman.
 8.      Flagpoles, benches, trash receptacles, etc.
 9.      Handrail or guardrail except as shown on the drawings.
10. Remote monitoring of the fire alarm, security, or fire sprinkler systems.
11.      Water quality holding and filtration systems.
12.      Performance and payment bonds.
13. Electrical and mechanical connections of Owner-furnished telephone, or computer systems,
14. Foundations, structural reinforcement, roof openings, etc. for Owner-furnished equipment.
15.      Work tables, shelves, racks, desks, or furnishings, except as noted.
16.      CCTV monitors, cameras, or security system.
17.      Painting of exposed structural framing.
18.      Fireproofing of the structure.
19.      Patterned or colored concrete sidewalks or paving.
20. Importing of topsoil in landscaped areas. These areas will have amendments to the existing topsoil.
21.      Kitchen or breakroom appliances.
22.      Tackboards, bulletin boards, etc., except in Conference Rooms,
23.      Wire mesh partitions or interior fencing.
24. Floor drains or trench drains in the manufacturing/assembly and dock areas.
25.      Centering of fire sprinkler heads in acoustical ceiling tile.
26.      Standby electric generator or transfer switch.
27.      Access control or card key systems.
28. Water and sewer tap and development fees. These will be paid directly by the Owner.
29. Permit and plan check fees and use taxes. These will be paid directly by the Owner.
30.      Smoke ventilation or skylights in the warehouse.
31. Furnishing or installation of audio/visual presentation equipment, except for projection screens.

                            SUPPLEMENTAL CONDITIONS

        This Agreement regarding supplemental conditions is made as of the day of March, 1997 by and between CONCEPTS DIRECT, INC. ("Owner") and SAUNDERS CONSTRUCTION, INC. ("Contractor").

A.      General

        The following supplemental conditions modify, change, delete from or add to the "General Conditions of the Contract for Construction," AIA Document A201, Fourteenth Edition, 1987 (hereinafter referred to as the "General Conditions"). These supplemental General Conditions are intended to be read in conjunction with the Architect's Supplementary General Conditions, which are attached hereto as Exhibit A and incorporated herein by reference, and which conditions Contractor accepted in responding to and being awarded the Contract for Owner's Project. Where any portion of the Architect's Supplementary General Conditions conflicts with these Architect's Supplementary Conditions, the Supplemental General Conditions shall control. Where any portion of the General Conditions is modified or deleted by these Supplemental Conditions, or the Architect's Supplementary General Conditions, the remaining unaltered provisions of the General Conditions shall remain in effect.

B.      Article 1:  General Provisions

        1.1.8   PROVIDE
        Except as otherwise defined in greater detail, the term "provide" means "furnish and install, complete and ready for intended use", as applicable in each instance."

C.      Article 2:  Owner

        2.3 Owner's Right to Stop the Work: Add the following to Subparagraph 2.3.1: "Failure of the Owner to notify the Contractor of necessary corrections or to stop the work shall not relieve the Contractor of any responsibilities or obligations of the Contract Documents."

D.      Article 3:  Contractor

        Add a new Subparagraph 3.1.2 to read as follows: "The Contractor will permit the Owner to assign this agreement to a Lender as additional collateral for the construction loan and

Contractor will permit this agreement to be amended to satisfy reasonable requirements Owner's construction lender may have in regard to the Project.

        The Contractor shall execute and properly complete the entire Work described in the Contract Documents, except as to the extent specifically indicated in the Contract Documents to be the responsibility of others.

        All Work for the Project will be in accordance with the Contract Documents."

        3.9 Superintendent: Add the following to the end of Subparagraph 3.9.1: "The superintendent shall be satisfactory to the Architect and the Owner and the Contractor shall not replace the superintendent without the prior written consent of the Owner and the Architect. The Superintendent shall remain full time on the Project until the completion of the Punch List, unless authorized by Architect in writing."

        Add Paragraph 3.19, "During the performance of this Contract, the Contractor agrees as follows:

        "(a) The Contractor will not discriminate against any employee or applicant for employment because of race, religion, color, sex, or national origin, except where religion, sex, or national origin is a bona fide occupational qualification reasonably necessary to the normal operation of the Contractor. The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the provisions of this nondiscrimination clause.

        "(b) The Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that such Contractor is an equal opportunity employer; provided, however, that notices, advertisements and solicitations placed in accordance with federal law, rule or regulation shall be deemed sufficient for the purpose of meeting the requirements of this chapter."

E.      Article 5:  Subcontractors

        Add the following to Subparagraph 5.2.2 after the phrase "contract with" in the first line: "or purchase or install such products manufactured by".

F.      Article 6:  Construction by Owner or by Separate Contractors

        6.1  Owner's Right to Perform Construction and to Award Separate
Contracts: Add Subparagraph 6.1.5: "The Owner shall have the right to deliver furniture and equipment into the building prior to completion of the work by the Contractor if this equipment does not seriously interfere with the Contractor's operations. Questions of what constitutes interference shall be referred to the Architect and his decision shall be final."

G.      Article 7: Changes in the Work

        7.1 Change Orders: In the first sentence of Subparagraph 7.3.6, delete the words "a reasonable allowance for overhead and profit" and substitute in their place "an allowance for overhead and profit in accordance with the schedules set forth in Subparagraph 7.3.10 below."

        7.3  Construction Change Directives: Add the following Subparagraphs
7.3.10 and 7.3.11: "7.3.10 In Subparagraph 7.3.6 the allowance for overhead and profit combined, included in the total cost to the Owner, shall be based on the following schedule:

        .1 For the Contractor, for any Work performed by the Contractor's own forces, 10 percent of the cost.

        .2 For the Contractor, the Work performed by his Subcontractor, 10 percent of the amount due the Subcontractor.

        .3 For each Subcontractor of Sub-subcontractor involved, for any Work performed by that Subcontractor's own forces, 10 percent of the cost.

        .4 For each Subcontractor, for Work performed by his Subsubcontractors, 10 percent of the amount due the Subsubcontractor.

        .5 Cost to which overhead and profit is to be applied shall be determined in accordance with Subparagraph 7.3.6.

        .6 In order to facilitate checking of quotations for extras or credits, all proposals, except those so minor that their propriety can be seen by inspection, shall be accompanied by a complete itemization of all costs including labor, materials, and subcontracts. Labor and materials shall be itemized in the manner prescribed above. Where major cost items are subcontracts, they shall be itemized also. In no case will a change involving over $100.00 be approved without such itemization."

H.      Article 8: Time

        8.2 Progress and Completion: Add the following to the end of Subparagraph 8.2.1: "and the Contractor is capable of properly completing the work within the contract time."

I.      Article 9: Payments and Completion

        9.8  Substantial Completion: Add the following to Subparagraph 9.8.1:
"Work will not be considered "Substantially Complete" until all systems and equipment to be installed by Contractor as part of the Work for the Project have been tested and found to be functioning properly."

        9.12  Early Completion Bonus: Add the following Subparagraph 9.12.1:
"The Contractor shall be entitled to an early completion bonus in accordance with the following schedule:

                    Bonus is for Delivery of Certificate of
                          Occupancy by Date Indicated

A.  August 18, 1997     =   $50,000
B.  August 25, 1997     =   $30,000
C.  September 1, 1997   =   $10,000
D.  September 8, 1997   =   $ 5,000
E.  September 9, 1997,  =   $ No Bonus
       or later

if Contractor substantially completes the Project on or prior to the date next to the applicable bonus sum and delivers to the Owner a properly processed and approved Certificate of Occupancy which allows Owner to fully use and occupy the Work and the Project with no restrictions on use and all security required by the applicable jurisdiction for uncompleted items of the Project having been posted by Contractor ("Bonus Completion Date"). For the purposes of determining the Contractor's entitlement to the early completion bonus, the Contractor will not be entitled to any extensions of time of the Bonus Completion Date for delays caused for any reason. The Bonus Completion Date will not be extended by any other extensions of time for which the Contractor becomes entitled to an extension of the date of Substantial Completion. The Contractor recognizes that the Bonus Completion Date is the date on which the Contractor delivers to the Owner the Certificate of Occupancy as described above and is not the same as the date of Substantial Completion and that there may be extensions to the date of Substantial Completion for which there are no corresponding extensions to the Bonus Completion Date. This Early Completion Bonus is being given as an incentive to encourage early completion of the Work."

J.   Article 10: Protection of Persons and Property

     Add the following Subparagraph 10.1.5: "To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner and the Owner's consultants and separate contractors, any of their subcontractors, sub-subcontractors, agents and employees from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from environmental problems caused in whole or in part by the operations of the Contractor, the Contractor's contractors, anyone directly or indirectly employed by either, or anyone by whose acts either may be liable, regardless of whether or not they were caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or otherwise reduce the indemnification obligations of the Contractor under Paragraph 3.18. Nothing in this Indemnity Agreement shall impose liability on the Contractor for pre-existing conditions, except to the extent that such pre-existing conditions are made worse because of negligent acts or omissions of the Contractor, the Contractor's contractors, anyone directly or indirectly employed by either, or anyone by whose acts either may be liable."

     10.2 Safety of Persons and Property: Add the following to Subparagraph 10.2.3: "The Contractor shall at all times protect the excavation, trenches, and construction from damage caused by rain water, ground water and all other water. The Contractor shall provide pumps, drainage ditches, enclosures and other equipment required to provide this protection. The Contractor shall provide all shoring, bracing and sheeting required for safety and proper execution of the work and shall have the same removed when the work is complete. All shoring, bracing and sheeting shall meet the requirements of the local governing unit."

     Add the following subparagraph 10.2.4.1: "When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary, the Contractor shall give the Owner reasonable advance written notice thereof."

K.   Article 11: Insurance and Bonds

     11.1 Contractor's Liability Insurance: Modify Subparagraph 11.1.1 by adding in the first line, following the word "maintain", the words "in a company or companies licensed or authorized to do business in the State of Colorado.

     11.1.1.1 Delete the semicolon at the end of Clause 11.1.1.1 and add:
              , including private entities performing

         Work at the site and exempt from the coverage on account of number of employees or occupation, which entities shall maintain voluntary compensation coverage at the same limits specified for mandatory coverage for the duration of the Project.

11.1.1.2 Delete the semicolon at the end of Clause 11.1.1.2 and add: or persons or entities excluded by statute from the requirements of Clause
         11.1.1.1 but required by the Contract Documents to provide the insurance required by that Clause:

11.1.1.8 Liability insurance shall include all major divisions of coverage and be on a comprehensive basis including:

         .1 Premises Operations (including X, C and U coverages as applicable). .2 Independent Contractor's Protective.
         .3 Products and Completed Operations.
         .4 Personal Injury Liability with Employment Exclusion deleted.
         .5 Contractual, including specified provision for Contractor's obligation under Paragraph 3.18.
         .6 Owned, non-owned and hired motor vehicles.
         .7 Broad Form Property Damage including Completed Operations.
         .8 Umbrella Excess Liability.

11.1.1.9 If the General Liability coverages are provided by a Commercial General Liability Policy on a claims-made basis, the policy date or Retroactive Date shall predate the Contract; the termination date of the policy or applicable extended reporting period shall be no earlier than the termination date of coverages required to be maintained after final payment, certified in accordance with Subparagraph 9.10.2.

         Add the following Clause 11.1.2.1 to 11.1.2:

11.1.2.1 The insurance required by Subparagraph 11.1.1 shall be written for not less than the following limits, or greater if required by law:

         (a) State: Statutory
         (b) Applicable Federal (e.g. Longshoremen's): Statutory
         (c) Employer's Liability:

                        $100,000.00 per Accident
                        $500,000.00 Disease, Policy Limit
                        $500,000.00 Disease, Each Employee

        .2 Comprehensive Commercial General Liability (including Premises Operations; Independent Contractor's Protective; products and Combined Operations; Broad Form Property Damage):

        (a)     Bodily Injury:
                $1,000,000.00           Occurrence
                $1,000,000.00           Aggregate
        (b)     Property Damage:
                $1,000,000.00           Each Occurrence
                $1,000,000.00           Aggregate
        (c) Products and Completed Operations to be maintained for five years after final payment:
                $1,000,000.00           Aggregate
        (d) Property Damage Liability insurance shall provide X, C and U coverage.
        (e) Broad Form Property Damage Coverage shall include Completed Operations.

        .3      Contractual Liability:

        (a)     Bodily Injury:
                $1,000,000.00           Each Occurrence
                $1,000,000.00           Aggregate
        (b)     Property Damage:
                $1,000,000.00           Each Occurrence
                $1,000,000.00           Aggregate

        .4      Personal Injury, with Employment Exclusion deleted:
                $1,000,000.00           Aggregate

        .5 Business Auto Liability (including owned, non-owned and hired vehicles):

        (a)     Bodily Injury:
                $1,000,000.00           Each Occurrence
                $1,000,000.00           Aggregate
        (b)     Property Damage:
                $1,000,000.00           Each Occurrence

        .6 If the General Liability coverages are provided by a Commercial Liability policy the:

        (a) General Aggregate shall be not less than $1,000,000.00 on any one fire.
        (b) Fire Damage Limit shall be not less than $1,000,000.00 on any one fire.
        (c) Medical Expense Limit shall be not less than $50,000.00 on any one person.

        .7      Umbrella Excess Liability:
                $5,000,000.00 over primary insurance.
                (10,000.00 retention for self-insured hazards each occurrence.

11.1.2 Add the following sentence to Subparagraph 11.1.3: The certificate shall be ACORD form 25S with AIA Document G715, Supplemental Attachment.

11.3            Property Insurance

11.3.1.1 Add the following sentence to Clause 11.3.1.1: The form of policy for this coverage shall be Completed Value.

11.3.1.3 Add the following sentence to Clause 11.3.1.3: This property insurance is written with a deductible of $10,000.00 per occurrence ($50,000.00 for flood damage) with a deductible aggregate of $10,000.00 ($50,000.00 for flood damage).

                Delete the first three sentences of Subparagraph 11.3.9 and substitute the following:

11.3.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence to insured loss, deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.5.

L.  Article 13: Miscellaneous Provisions:

     13.5 Tests and Inspections: Add Paragraph 13.5.7: "The use of permanent equipment for temporary heat or other construction activities shall in no way affect the warranty period for equipment. The warranty period shall commence upon actual use of the equipment by the Owner or when the above mentioned tests have been successfully performed."

        13.6 Interest: Delete Subparagraph 13.6.1 in its entirety and replace it with the following: "Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at the rate of prime plus one."

        13.2 Successors and Assigns: Delete Subparagraph 13.2.1 in its entirety and replace it with the following:

        13.2.1 The Owner and the Contractor each binds itself, its successors, assigns and legal representatives to the other party hereto and to the successors, assigns and legal representatives of such other party with respect to all covenants, agreements and obligations contained in the Contract Documents. The Contractor may not assign its rights or obligations under the Contract Documents without the prior written consent of the Owner which the Owner may withhold for any reason. The Owner may assign its rights and obligations under the Contract Documents to the Owner's Lender, but may not assign its rights and obligations under the Contract Documents to any other assignee or to any subsequent owner of the property on which the Project is to be constructed without the prior written consent of the Contractor, which consent Contractor agrees to not unreasonably withhold or delay. Any such assignment shall not relieve the Contractor of its obligations hereunder."

        Add a new Subparagraph 13.3.2:

        "13.3.2    Should either party to the Contract suffer injury or damage to person or property because of any act or omission of the other party or of any of his employees, agents or others for whose acts he is legally liable, claim shall be made in writing to such other party within a reasonable time after the first observance of such injury or damage, provided the foregoing shall not limit, impair or prejudice the Owner's rights and remedies under the Contract Documents respective defective or non-conforming work."

        Add a new Subparagraph 13.4.3:

        "13.4.3    The invalidity of any part or provision of the Contract
Documents shall not impair or affect in any manner the validity, enforceability or effect of the remainder of the Contract Documents."

13.6 Tests

        13.6.1 If the Contract Documents, laws, ordinances, rules, regulations or orders of any public authority having jurisdiction require any portion of the Work to be inspected, tested or approved, the Contractor shall give the Architect and the Owner timely notice of his readiness so the Architect and the Owner may observe such inspection, testing or approval. The Contractor shall bear all costs of such inspections, tests or approvals conducted by public authorities.

        Delete existing Subparagraph 13.5.2 and substitute the following:

        "13.5.2 If the Architect, owner or public authorities having jurisdiction determine that any Work requires special inspection, testing, or approval which Subparagraph 13.5.1, above, does not include, he shall, upon written authorization from the Owner, instruct the Contractor to order such special inspection, testing or approval, and the Contractor shall give notice as provided in Subparagraph 13.6.1, above. If such special inspection or testing reveals a failure of the Work to comply with the requirements of the Contract Documents, the Contractor shall bear all costs thereof, including compensation for the Architect's additional services made necessary by such failure; otherwise the Owner shall bear such costs, and an appropriate Change Order shall be issued."

        Delete existing Subparagraph 13.5.4 and substitute the following:

        "13.5.4 Certificates of inspection, testing or approval, including certificate of occupancy under the building code, operating permits for any mechanical apparatus (such as elevators, boilers and compressors) and all other such certificates which may be required to permit full use and occupancy of the Work by the Owner or by its tenants shall be secured and paid for by the Contractor as provided in Subparagraph 3.7.1, above, and promptly delivered to the Architect and the Owner. Compliance with the foregoing shall occur on or before issuance of the temporary certificate of occupancy and shall be a condition precedent to Substantial Completion of the Work unless delays in issuance of a certificate of occupancy is not due to the fault of the Contractor."

        Add the following new Subparagraph 13.8:

"13.8 Entry and Use Before Completion

        13.8.1 Entry by separate contractors to perform work as permitted pursuant to Article 6, above, (including without limitation construction of leasehold improvements or installation of certain equipment) shall not constitute acceptance of any portion of the Work or occupancy of any portion thereof for purposes of the Contract Documents and shall not alter or relieve any of the Contractor's rights or obligations under the Contract Documents. Following Final Completion of the Work, the Contractor shall be relieved of the primary responsibility for the protection of the Work.

        13.8.2 The Owner shall have the right to occupy portions of the Project. Any such occupancy prior to Substantial Completion shall be subject to the following provisions:


        (a) Such occupancy shall not constitute or be deemed to be completion or Substantial Completion of the Work or applicable portion thereof for any purposes under the Contract Documents and shall not relieve any obligation of the Contractor under the Contract Documents for the remainder of the Work.

        (b) Such occupancy shall not waive any claims the Owner may have against the Contractor for damages for default under the Contract or otherwise relieve the Contractor of his obligation fully to complete the portion of the Work so occupied.

        (c) The Owner shall take reasonable precautions so as not to unduly interfere with the continued progress of the Work.

        (d) The Contractor shall exercise caution and shall be responsible for damage to any of the Owner's property or the property of any tenant of the Owner moved into the space so occupied, caused by or arising from any Fault of the Contractor.

        (e) The Contractor shall be responsible for security within any space so occupied until Final Completion of the Work.

        Add the following new Subparagraph 13.9:

"13.9  The Contractor's Certificate of Completion

        13.9.1 The Contractor shall provide to the Owner a certificate of completion certifying that the Work has been completed in accordance with all applicable laws, rules, regulations, building codes, ordinances including all zoning, subdivision and environmental laws, relating to the Project in a form requested by the Owner. At the request of the Owner, the Contractor shall issue a copy of the plans, so certified, based upon which the occupancy permits were issued with respect to the Project."

13.10 No member of the Owner or any employees, officers, directors, stockholders or affiliates thereof shall be personally liable for the observance or performance of any of the Owner's obligations hereunder, all such liability to Concepts Direct, Inc. as such liability being strictly limited to Concepts Direct, Inc. as a corporate entity.

        The parties after careful review and consultation with counsel, have agreed to all the terms above and have signed this Agreement intending to be fully and legally bound thereby as of the date inserted on page 1 of this Agreement.

                                        OWNER:

                                        CONCEPTS DIRECT, INC.

/s/ [Signature Unreadable]              By: /s/ Phillip A. Wiland
--------------------------                 --------------------------
Witness                                     Phillip A. Wiland
                                            Chairman


                                        CONTRACTOR:

                                        SAUNDERS CONSTRUCTION, INC.

                                        By: /s/ Darrell Eastwood
                                            -------------------------
                                            Name: Darrell Eastwood
                                            Title: Project Executive


EXHIBIT A:  Architect's Supplementary General Conditions
                (Section 00800); attached and incorporated herein by reference

                                 SECTION 00800

                        SUPPLEMENTARY GENERAL CONDITIONS

PART 1 GENERAL

        A.   The General Conditions covering this contract shall be "The
             General Conditions of the Contract for the Construction of Buildings" of the American Institute of Architects, Document A-201, 1987, 14th Edition, hereinafter referred to as the General Conditions.

             The General Conditions shall remain in full effect as published except as modified, rescinded, or supplemented by these Supplementary General Conditions, which have precedence over and shall revise the following Articles of the General Conditions, and shall be used in conjunction with them as part of the Contract Documents.

             The General Conditions and these Supplementary General Conditions shall apply to each and every section of the work as though written in full therein.

ARTICLE ONE - GENERAL PROVISION:

1.2     EXECUTION, CORRELATION AND INTENT:

        ADD the following to 1.2.6:

        Where a conflict occurs between or within standards, Specifications, and Drawings, the more stringent or higher quality requirements shall apply. The precedence of the Construction Documents is in the following sequence:
        1). Addenda and modifications to the Drawings and Specifications take precedence over the original construction documents.
        2). Should there be a conflict within the Specifications or on the Drawings, the Architect shall decide which stipulation will provide the best installation and his decision shall be final.
        3). Should a conflict arise between the Drawings and the Specifications, the Specifications shall have precedence over the Drawings.
        4). In the Drawings, the precedence shall be drawings of a larger scale over those of a smaller scale, figured dimensions over scaled dimensions, and noted materials over graphic indications.

ARTICLE TWO - OWNER:
                No Change

ARTICLE THREE - CONTRACTOR:

3.4     LABOR AND MATERIALS

                ADD the following subparagraph:

3.4.3 Bidders shall base their bid upon the use of any of the items specifically named in the Specifications or on the Drawings, or as approved in an Addendum issued by the Architect. No changes or substitutions will be considered after the award of the contract except those that will result in a better job, a savings to the Owner, or both.

3.6     TAXES

                ADD the following subparagraph:

3.6.2 Subcontractors shall be responsible for payment of all sales and use taxes and shall show proof of payment of such taxes before release of any retained funds.

3.7     PERMITS, FEES AND NOTICES

3.7.1           ADD the following:

                Building permits will be obtained by the General Contractor. Electrical and mechanical permits will be obtained by the Mechanical and Electrical Subcontractors. The Contractor shall call for all inspections required by the Local Building Inspection Authority. Subcontractors to call for their respective inspections.

                Assessments against the property are the obligation of the Owner and will be paid by the Owner as necessary to assure issuance of permits specified above. This includes sewer and water charges for capital improvements, including plant investment fees and connection charges based on the cost of mains serving the site.

                ADD the following Article:

3.7.5 Any reference in the specification text to codes, standard specifications or manufacturer's instructions will mean the latest printed edition of each in effect at the contract date. It will be the responsibility of the Contractor to obtain such specifications or instructions prior to installation.

3.10    CONTRACTOR'S CONSTRUCTION SCHEDULES

                ADD Article 3.10.4 as follows:

3.10.4 Completed progress schedule will be submitted to Architect no later than fourteen (14) calendar days after date of Agreement and will be updated during construction as required to keep it current. Nothing in this requirement will be deemed to be an usurpation of the Contractor's authority and responsibility to plan and schedule the work as he sees fit subject to all other requirements of the Contractor Documents.

3.12    SHOP DRAWINGS, PRODUCT DATA AND SAMPLES:

                ADD the following:

3.12.12 After approval by the Contractor, the Contractor will submit one (1) sepia and three (3) sets of blue line reproductions of shop drawings to the Architect. Architect will retain one copy. Contractor shall be responsible for procuring shop drawings for his own use as he may require for the progress of the work and for review of shop drawings prior to submittal to Architect. Architect will review these drawings as time permits at the request of the Contractor and after approval by the Contractor.

3.12.13 Manufacturer's Instructions: Where any item of work is required by specification to be furnished, installed or performed in accordance with a specified product manufacturer's instructions, Contractor shall procure and distribute the necessary copies of such instructions to all concerned parties.

3.15    CLEANING UP:

                ADD the following Articles:

3.15.3 Besides the "broom cleaning", the following special cleaning is required just prior to acceptance:
                1). Remove stains, wash and polish glass, inside and outside. This work shall be done by persons skilled and equipped for such work.
                2). Remove foreign matter, marks, stains, foreign paint, finger prints, soil and dirt from (and have in a clean condition where appropriate) the following:
                        a.      Painted, decorated and stained work.
                        b.      All hardware, fixtures and incorporated
                                equipment.
                        c. All finished surfaces and metal surfaces, whether interior or exterior.
                        d.      All doors and windows.

ARTICLE FOUR - ADMINISTRATION OF THE CONTRACT:

4.2     ARCHITECTS ADMINISTRATION OF THE CONTRACT

                To Article 4.2.13 ADD the following:

                The terms "artistic effect" as used herein refers to color, texture, profile and juxtaposition of masses. The Architect will be the sole interpreter of the design intent with respect to such matters, but the Architect's authority with respect thereto will not contravene any other rights of either the Owner or the Contractor ascribed to them by other provisions of the Contractor.

ARTICLE FIVE -- SUBCONTRACTORS:

                No Change

ARTICLE SIX -- CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS:

                No Change

ARTICLE SEVEN -- CHANGES IN THE WORK:

7.2     CHANGE ORDERS

                ADD the following:

7.2.3 The cost or credit to the Owner resulting from a change in the work shall be determined in one of the following ways:
                1). By unit prices named in the bid. Unit prices shall include all Contractors costs, including materials, labor, supervision, taxes, insurance, bond overhead and profit, and shall be applied directly to the quantities or the differences in quantities for which unit prices are requested.

                2).     By reasonable estimated cost of:
                        a. Labor, including foreman (labor costs shall be direct costs)
                        b. Social Security and old age and unemployment contributions.
                        c. Materials entering permanently into the work (including taxes).
                        d. The ownership or rental cost of construction plant and equipment during the time of use on the extra work.

7.2.4 The Contractor's proposal shall include an itemized breakdown showing quantities, until costs, hours and rates of labor, and any other costs in such detail as may be required to allow the reasonableness of costs to be established. Similar cost information covering Subcontractor's work shall be included as part of the Contractor's proposal. Minimum Charges for "handling" will not be acceptable. Request for change order quotations shall be returned to the Architect within ten (10) calendar days of receipt by the Contractor.

ARTICLE EIGHT -- TIME:

8.2     PROGRESS AND COMPLETION

                ADD the following subparagraphs:

8.2.4 The Owner shall have the right, if he deems it necessary or advisable, to take possession of, or use any complete or partially completed portions of the Work even if the time for completing the entire Work has not expired and even if the Work has not been finally accepted. Such possession and use shall not constitute an acceptance or completion of such portions of the Work. The Owner shall also have the right to enter the premises for the purpose of doing work not covered under this Contract. If the completion of any items of work under this Contract must await the completion of work under separate Contracts entered into by the Owner, the Contractor will be granted an extension of time to complete the work affected by the separate Contract(s).

8.2.5 The Contractor agrees to the use and occupancy of a portion or unit of the project before formal acceptance by the Owner, under the following conditions:
                1). A Certificate Of Substantial Completion shall be prepared and executed as provided in Paragraph 9.1 of the General Conditions of the Contract for Construction, except that when, in the opinion of the Owner, the Contractor is chargeable with unwarranted delay in completing work of other contract requirements, the signature of the Contractor will not be required. The Certificate of Substantial Completion shall be accompanied by a written endorsement of the Contractor's insurance carrier and surety permitting occupancy by the Owner during the remaining period of project work.

        2). Occupancy by the Owner shall not be construed by the Contractor as being acceptance of that part of the project to be occupied.

        3). The Contractor shall not be held responsible for any damage to the occupied part of the project resulting from the Owner's occupancy.

        4). Occupancy by the Owner shall not be deemed to constitute a waiver of existing claims in behalf of the Owner or Contractor against each other.

8.2.6 With the exception of Paragraph 8.2.5 use and occupancy by the Owner prior to project acceptance does not relieve the Contractor of his responsibility to maintain all insurance and bonds required of the Contractor under the Contract until the project is completed and accepted by the Owner.

8.2.7 It is agreed that time is of the essence and that the Owner will suffer substantial damages if the work is not completed within the time stated in the Agreement.

        The Contractor agrees to make diligent efforts to keep the project on schedule and substantially complete the project within the contract time.

ARTICLE NINE -- PAYMENTS AND COMPLETIONS:
----------------------------------------

9.2  SCHEDULE OF VALUES

9.2.1   ADD the following:

        The Schedules of Values shall be prepared in such a manner that each major item of subcontract work is shown as a single line item.

9.3  APPLICATION FOR PAYMENTS

9.3.1   ADD the following:

        The form of application for payment shall be AIA Document G702, Application and Certification for Payment, supported by AIA Document G702A, Continuation Sheet.

ARTICLE TEN -- PROTECTION OF PERSONS AND PROPERTY:
--------------------------------------------------

        No Change

ARTICLE ELEVEN -- INSURANCE AND BONDS
-------------------------------------

11.1.1.1 Delete the semicolon at the end of Clause 11.1.1.1 and add:, including private entities performing Work at the site and exempt from the coverage on account of number of employees or occupation, which entities shall maintain voluntary compensation coverage at the same limits specified for mandatory coverage for the duration of the Project.

11.1.1.2 Delete the semicolon at the end of Clause 11.1.1.2 and add: or persons or entities excluded by statute from the requirements of Clause 11.1.1.1 but required by the Contract Documents to provide the insurance required by that Clause;

11.1.1.8 Liability insurance shall include all major divisions of coverage and be on a comprehensive basis including:

                .1    Premises Operations (including X, C and U coverages as
                      applicable).
                .2    Independent Contractor's Protective.
                .3    Products and Completed Operations.
                .4    Personal Injury Liability with Employment Exclusion
                      deleted.
                .5    Contractual, including specified provision for
                      Contractor's obligation under Paragraph 3.18.
                .6    Owned, non-owned and hired motor vehicles.
                .7    Broad Form Property Damage including Completed Operations.
                .8    Umbrella Excess Liability.

11.1.1.9 If the General Liability coverages are provided by a Commercial General Liability Policy on a claims-made basis, the policy date or Retroactive Date shall predate the Contract; the termination date of the policy or applicable extended reporting period shall be no earlier than the termination date of coverages required to be maintained after final payment, certified in accordance with Subparagraph 9.10.2.

                Add the following Clause 11.1.2.1 to 11.1.2:

11.1.2.1 The insurance required by Subparagraph 11.1.1 shall be written for not less than the following limits, or greater if required by law:

                (a) State:    Statutory
                (b) Applicable Federal (e.g. Longshoremen's): Statutory
                (c) Employer's Liability:     $100,000.00 per Accident
                                              $500,000.00 Disease, Policy Limit
                                              $500,000.00 Disease, Each Employee

                .2 Comprehensive or Commercial Liability (including Premises Operations; Independent Contractor's Protective; products and Combined Operations; Broad Form Property Damage):

                (a)   Bodily Injury:
                      $1,000,000.00      Occurrence
                      $1,000,000.00      Aggregate
                (b)   Property Damage:
                      $1,000,000.00      Each Occurrence
                      $1,000,000.00      Aggregate
                (c) Products and Completed Operations to be maintained for five years after final payment:
                      $1,000,000.00      Aggregate
                (d) Property Damage Liability Insurance shall provide X, C and U coverage.
                (e) Broad Form Property Damage Coverage shall include Completed Operations.

                .3    Contractual Liability:

                (a)   Bodily Injury:
                      $1,000,000.00      Each Occurrence
                      $1,000,000.00      Aggregate
                (b)   Property Damage:
                      $1,000,000.00      Each Occurrence
                      $1,000,000.00      Aggregate

                .4      Personal injury, with Employment Exclusion deleted:
                        $1,000,000.00  Aggregate

                .5 Business Auto Liability (including owned, non-owned and hired vehicles):

                (a)     Bodily Injury:
                        $1,000,000.00   Each Occurrence
                        $1,000,000.00   Aggregate
                (b)     Property Damage:
                        $1,000,000.00   Each Occurrence

                .6 If the General Liability coverages are provided by a Commercial Liability policy the:

                (a) General Aggregate shall be not less than $1,000,000.00 on any one fire.
                (b) Fire Damage Limit shall be not less than $1,000,000.00 on any one fire.
                (c) Medical Expense Limit shall be not less than $50,000.00 on any one person.

                .7      Umbrella Excess Liability:
                        $5,000,000.00 over primary insurance.
                        $10,000.00 retention for self-insured hazards each occurrence.

11.1.3          Add the following sentence to Subparagraph 11.1.3:
                The certificate shall be ACORD form 25S with AIA Document G715, Supplemental Attachment.

11.3            Property Insurance

11.3.1.1        Add the following sentence to Clause 11.3.1.1:
                The form of policy for this coverage shall be Completed Value.

11.3.1.3        Add the following sentence to Clause 11.3.1.3:
                This property insurance is written with a deductible of $10,000.00 per occurrence ($50,000.00 for flood damage) with a deductible aggregate of $10,000.00 ($50,000.00 for flood damage).

                Delete the first three sentences to Subparagraph 11.3.9 and substitute the following:

11.3.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence to insured loss, deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.5.

11.4            Performance Bond and Payment Bond

                Delete Subparagraph 11.4.1 and substitute the following:

11.4.1 The Contractor shall furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder. Bonds may be obtained through the Contractor's usual source and the cost thereof shall be included in the Contract Sum. The amount of each bond shall be equal to 100 percent of the Contract Sum.

11.4.1.2 The Contractor shall require the attorney-in-fact who executes the required bonds on behalf of the surety to affix thereto a certified and current copy of the power of attorney.

ARTICLE TWELVE - UNCOVERING AND CORRECTION OF WORK:

        No Change

ARTICLE THIRTEEN - MISCELLANEOUS PROVISIONS:

13.5    TESTS AND INSPECTIONS

13.5.6  ADD the following:

        The Contractor shall provide such equipment and facilities as the Architect may require for conducting field tests and for collecting and forwarding samples. The Contractor shall not use any material or equipment represented by samples found to be unacceptable. The Contractor shall give the Architect and testing laboratory timely notice for required tests. See specifications, Section 01400 for detailed procedures.

ARTICLE FOURTEEN - TERMINATION OR SUSPENSION OF THE CONTRACT:

        No Change

ARTICLE FIFTEEN - MEASUREMENTS:

        ADD this article:

15.1 Before ordering any material or doing any work, the Contractor shall verify all measurements at the project and shall be responsible for the correctness of same. No extra charge or compensation shall be allowed on account of difference between actual dimensions and the measurements indicated on the Drawings. Any difference which may be found shall be submitted to the Owner for consideration before proceeding with the work. The Architect and Owner shall not be responsible for scaling of Drawings.


ARTICLE SIXTEEN - LEGAL ACTIONS:

        ADD this article:

16.1 As a condition precedent to and as additional consideration for the award of any contract or subcontract pursuant to these Specifications, the Contractor and all Subcontractors, suppliers, engineers, and other parties to the performance of the work required by these specifications, do agree that in the event any party institute a suit against any party because of any alleged failure to perform properly hereunder, or any alleged error, omission, breach of warranty, negligence or mere malpractice hereunder; and if such suit is not successfully prosecuted to a judgement in favor of the party plaintiff, or if it is dismissed, or if a judgement is rendered for any defendant or defendants, to the party instituting the suit hereby agrees to pay in full all actual costs of defense, including but not limited to attorney fees, expert witness fees, costs of investigations in preparation for trial, professional time expended by principals and employees of the prevailing party and that the same shall be taxed as cost in said action and judgement entered thereon.

                                 END OF SECTION